Filed pursuant to Rule 497(c)
File No. 333-192857

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 14, 2015

PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated May 9, 2014)

Monroe Capital Corporation

         Shares

Common Stock

We are a specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

We are offering for sale          shares of our common stock, par value $0.001 per share. We have granted the underwriters a 30-day option to purchase up to an additional         shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $     million, the total underwriting discounts and commissions (sales load) will be $     million and the proceeds to us before expenses will be approximately $     million.

Our common stock is listed on The Nasdaq Global Market under the symbol “MRCC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On April 13, 2015, the last reported sale price of our stock on The Nasdaq Global Market was $15.20 per share. Our net asset value as of December 31, 2014 was $14.05 per share.

An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. Substantially all of the debt instruments in which we invest (i) will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” beginning on page 11 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds, to us, before expenses	$	$

(1)	We estimate that we will incur offering expenses of approximately $285,000 in connection with this offering. Offering expenses will be borne by investors in this offering and will immediately reduce the net asset value of each investor’s shares. For all fees and expenses paid to the underwriters in this offering, see “Underwriting” in this prospectus supplement.

The underwriters are offering the common stock as set forth in “Underwriting” in this prospectus supplement. Delivery of the shares will be made on or about          , 2015.

Lead Book-Running Manager

Baird

Prospectus supplement dated           , 2015

PROSPECTUS SUPPLEMENT

PROSPECTUS

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S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of this offering of the common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosures. For information about our common stock see “Description of Our Capital Stock” in the accompanying prospectus.

To the extent information differs between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Available Information” before investing in our common stock.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates, regardless of the time of delivery of this prospectus supplement and the accompanying prospectus or any sales of the securities. Our business, financial condition, results of operations and prospects may have changed since those dates.

S-iii

SUMMARY

This summary highlights some of the information in this prospectus supplement. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read this entire prospectus supplement and the accompanying prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As used in this prospectus supplement, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
•	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;
•	MRCC SBIC refers to Monroe Capital Corporation SBIC, LP, a Delaware limited partnership, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and
•	LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States focused primarily on senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus supplement and the accompanying prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 20 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2014, Monroe Capital’s investment professionals invested in over 700 loan and related investments with an aggregate principal value of over $3.3 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Peck has more than 20 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc.

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial.

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of December 31, 2014, Monroe Capital had approximately $1.9 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 275 current investments. From Monroe Capital’s formation in 2004 through December 31, 2014, Monroe Capital’s investment professionals invested in over 700 loans and related investments with an aggregate principal value of over $3.3 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition,

Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 8% to 13%, and we expect our target junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 10% to 15%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), will typically receive upfront closing fees of 1% to 4% and may include payment-in-kind, or PIK, interest (interest that is not received in cash, but added to the principal balance of the loan). We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of more than 45 professionals, including six senior partners that average more than 20 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through December 31, 2014, Monroe Capital’s investment professionals invested in more than 700 loan and related investments with an aggregate principal value of over $3.3 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 1,600 investment opportunities during 2014. Monroe Capital’s over 700 previously executed transactions, over 275 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of December 31, 2014, Monroe Capital had a pipeline of approximately 200 transactions for an aggregate potential deal volume of greater than $4.0 billion for all funds under management. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsor, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Credit Facility

We have a credit facility with ING Capital LLC, or the Lender, as agent, which currently consists of a revolving line of credit equal to $110.0 million, which may be increased to up to $200.0 million pursuant to an accordion feature.

We may make draws under the revolver from time-to-time through December 19, 2016 to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) December 19, 2017, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. Substantially all of our assets are pledged as collateral under the revolving credit facility. The material terms of the credit facility are as follows:

•	total borrowing capacity currently equal to $110.0 million and up to $200.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;
•	an interest rate equal to, at our election, (a) LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when equity capitalization exceeds $175.0 million or (b) a fluctuating daily rate equal to 2.25% per annum plus the greater of the prime rate, the federal funds rate plus 0.5% or three-month LIBOR plus 1.0%; and
•	customary financial covenants and negative covenants and events of default.

As of December 31, 2014, we had $82.3 million outstanding under our revolving credit facility and availability of $27.7 million.

MRCC SBIC

On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the U.S. Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

As of December 31, 2014, MRCC SBIC had $20.0 million in regulatory and leveragable capital and $20.0 million in SBA-guaranteed debentures outstanding. Additionally, as of December 31, 2014, MRCC SBIC had received a commitment letter for an additional $20.0 million in SBA-guaranteed debentures.

We have received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.

Operating and Regulatory Structure

Our investment activities are managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — We maintain a credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us” in the accompanying prospectus.

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation” in the accompanying prospectus. Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in various structures, including two closed-end funds, two small business investment companies and two private funds that also have an investment strategy focused primarily on senior, unitranche, and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity to lower middle-market companies. In addition, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours. To the extent we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors seeks to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) MC Advisors’ internal conflict of interest and allocation policies.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors seeks to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. We and MC Advisors have received exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Corporate History and Additional Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus supplement or the accompanying prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.

We have filed with the SEC a registration statement on Form N-2, of which this prospectus supplement is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus supplement. We also file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

Sale of Common Stock Below NAV

We may offer, and have in the past offered, shares of our common stock at a discount from our most recently determined net asset value per share pursuant to authority granted by our stockholders on June 27, 2014 and July 9, 2013. Our board of directors has in the past determined that it would be in our and our stockholders’ best interests to issue shares of our common stock below net asset value. See “Risk Factors” on page 11 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” on page 96 of the accompanying prospectus.

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. See “Risk Factors” beginning on page 11 of the accompanying prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

THE OFFERING

Common Stock Offered by Us
shares (or shares if the underwriters exercise their over-allotment option in full).
Common Stock to be Outstanding after this Offering
shares (or shares if the underwriters exercise their over-allotment option in full).
Use of Proceeds
Our net proceeds from this offering will be approximately $ million, or approximately $ million if the underwriters exercise their over-allotment option in full, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $ million.
We intend to use the net proceeds of this offering to repay indebtedness, to invest in portfolio companies in accordance with our investment objectives and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering. Pending such investments, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Symbol on The Nasdaq Global Market
MRCC
Distributions
To the extent we have income and cash available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.
Taxation
We have elected and intend to continue to qualify as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders. To obtain and maintain RIC tax status, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because most of our income will not be attributable to dividends, such income will not be taxable at more favorable rates for qualified dividend income. Distributions made to you will generally be taxed as ordinary income or as capital gains.
Leverage
As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. With certain limited exceptions, we are currently only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. In addition, the costs associated with our borrowings, if any, including any increase in the management fee payable to MC Advisors, will be borne by our common stockholders.
We have received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act, which provides us with increased flexibility, but also increases our risks associated with leverage.
As of December 31, 2014, we had debt outstanding under the revolving loan portion of the credit facility of approximately $82.3 million, SBA-guaranteed debentures outstanding of $20.0 million and $4.0 million of secured borrowings at fair value, which arose under the application of Accounting Standards Codification, or ASC, Topic 860 — Transfer and Servicing, or ASC Topic 860, due to partial loan sales during the year ended December 31, 2013.
Trading
Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at, or below net asset value.
Sales of common stock below net asset value
Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, including the approval of a majority of our independent directors, or (3) under such circumstances as the SEC may permit.
On June 27, 2014, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to approval by our board of directors. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
Risk Factors
An investment in our common stock is subject to risks. See “Risk Factors” beginning on page 11 of the accompanying prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contain a reference to fees or expenses paid by “you,” “us” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	4.00	%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.15	%(4)
Incentive fees payable under the Investment Advisory Agreement	3.24	%(5)
Interest payments on borrowed funds	3.48	%(6)
Other expenses (estimated)	2.32	%(7)
Total annual expenses (estimated)	12.19	%(8)

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	The percentage reflects estimated offering expenses of approximately $285,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage in the table above is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended December 31, 2014 of $1.1 million, based on average total assets (excluding cash) for the period of $238.1 million, as a percentage of our average net assets for the period of $133.3 million. See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.
(5)	Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned for the three months ended December 31, 2014 of $1.1 million, as a percentage of our average net assets of $133.3 million for the period.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.

(6)	We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended December 31, 2014 of $108.3 million, no preferred stock issued or outstanding and average net assets of $133.3 million for the three months ended December 31, 2014. For the three months ended December 31, 2014, we had interest expense of $1.2 million. The weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 3.5% and the weighted average interest rate on our SBA-guaranteed debentures (excluding debt issuance costs) was 2.65% during the three months ended December 31, 2014. Certain of the Company’s SBA-guaranteed debentures ($7.1 million of the $20.0 million outstanding as of December 31, 2014) were charged an interim rate of interest of 1.0% per annum for the period until their pooling date in late March 2015, resulting in a lower average interest rate on SBA-guaranteed debentures than can be expected in the future. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with those incurred during the three months ended December 31, 2014 and average net assets for the period of $133.3 million.
(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.” If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 6.54% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) for the twelve months following this offering in “total annual expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above.

You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$135	$314	$493	$941
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$145	$346	$549	$1,067

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. The example assumes, as required by the SEC, a 5% annual return. Our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended December 31, 2014, none of our return was comprised of realized and unrealized capital gains. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our inexperience operating a business development company and RIC and the inexperience of MC Advisors managing a business development company and RIC;
•	our dependence on key personnel;
•	our ability to maintain or develop referral relationships;
•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;
•	actual and potential conflicts of interest with MC Advisors and its affiliates;
•	possession of material nonpublic information;
•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;
•	restrictions on affiliate transactions;
•	competition for investment opportunities;
•	our ability to maintain our qualification as a RIC and as a business development company;
•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;
•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;
•	our use of leverage;
•	changes in interest rates;
•	SBA regulations affecting MRCC SBIC or any other wholly-owned SBIC subsidiary;
•	uncertain valuations of our portfolio investments;
•	fluctuations in our quarterly operating results;
•	our ability to issue securities at a discount to net asset value per share;
•	changes in laws or regulations applicable to us; and
•	general economic conditions and their impact on the industries in which we invest.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. However, we will update this prospectus supplement to reflect any material changes to the information contained herein during the period of this offering.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from this offering will be approximately $     million (or approximately $     million if the underwriters exercise their over-allotment option in full), after deducting underwriting discounts and commissions and estimated offering expenses of approximately $285,000.

We intend to use the net proceeds from the sale of our common stock to repay indebtedness under our credit facility, to invest in portfolio companies directly in accordance with our investment objectives and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.

We may use a portion of our net proceeds to repay indebtedness under our credit facility with the Lender. This indebtedness bears an interest rate equal to, at our election, either (a) LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when our equity capitalization exceeds $175.0 million or (b) a fluctuating daily rate equal to 2.25% per annum plus the greater of the prime rate, the federal funds rate plus 0.5% or three-month LIBOR plus 1.0%. The interest rate on our revolving credit facility as of December 31, 2014 was 3.4%. The indebtedness has a maturity date of December 19, 2017 and has been used to make investments in our portfolio companies.

We anticipate that we will use substantially all of the net proceeds from this offering for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2014:

•	on an actual basis; and
•	on an as adjusted basis to reflect the sale of shares of our common stock in this offering at a price of $ per share after deducting the underwriting discounts and commissions of approximately $ million and estimated offering expenses of approximately $285,000.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of December 31, 2014
	Actual	As Adjusted
	(Unaudited) (in thousands, except per share data)
Assets:
Cash	$5,737	$
Investments at fair value	233,535
Other assets	4,313
Total assets	$243,585	$
Liabilities:
Debt	$106,308	$
Other liabilities	3,539
Total liabilities	109,847
Net Assets:
Common stock, $0.001 par value, 100,000 shares authorized, actual; 9,518 shares issued and outstanding, actual; shares issued and outstanding, as adjusted	10
Capital in excess of par value	134,803
Accumulated distributions in excess of net investment income	(639)
Accumulated net realized gain (loss) on investments	—
Accumulated net unrealized appreciation (depreciation) on investments and secured borrowings	(436)
Total net assets	$133,738	$
Net asset value per share	$14.05	$

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock has historically traded for an amount less than net asset value (“NAV”).

The following table sets forth the high and low closing sales prices of our common stock as reported on The Nasdaq Global Market, the closing sales price as a percentage of our NAV and the dividends declared by us for each fiscal quarter since our shares began trading on The Nasdaq Global Market.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
	NAV(1)		High	Low
Year ending December 31, 2015
Second Quarter (through April 13, 2015)	—	(4)	$15.20	$14.57	— (4)	— (4)	—
First Quarter	—	(4)	$15.38	$13.91	— (4)	— (4)	$0.35	(3)
Year ended December 31, 2014
Fourth Quarter	$14.05		$14.63	$13.00	4.1%	(7.5)%	$0.34	(5)
Third Quarter	$13.95		$14.00	$13.26	0.4%	(4.9)%	$0.34	(5)
Second Quarter	$13.93		$13.92	$12.70	(0.1)%	(8.8)%	$0.34	(5)
First Quarter	$13.99		$13.55	$12.19	(3.1)%	(12.9)%	$0.34	(5)
Year ended December 31, 2013
Fourth Quarter	$13.92		$13.87	$11.75	(0.4)%	(15.6)%	$0.34	(6)
Third Quarter	$14.01		$14.99	$12.95	7.0%	(7.6)%	$0.34	(6)
Second Quarter	$14.78		$15.46	$14.60	4.6%	(1.2)%	$0.34	(6)
First Quarter	$14.78		$15.39	$14.55	4.1%	(1.6)%	$0.34	(6)
Year ended December 31, 2012
Fourth Quarter(7)	$14.54		$15.30	$14.59	5.2%	0.3%	$0.34	(8)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.
Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(4)	NAV calculation is not yet available.
(5)	There was no return of capital for tax purposes for the year ended December 31, 2014.
(6)	Includes a return of capital for tax purposes of approximately $0.21 per share for the year ended December 31, 2013.
(7)	From October 24, 2012 (initial public offering) to December 31, 2012.
(8)	Includes a return of capital for tax purposes of approximately $0.20 per share for the year ended December 31, 2012.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data as of and for the years ended December 31, 2014, 2013, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011 are derived from our consolidated financial statements that have been audited by McGladrey LLP, independent registered public accounting firm. This consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement.

	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013	As of and for the year ended December 31, 2012(1)	As of and for the period from February 9, 2011 (date of inception) to December 31, 2011(1)
	(dollars in thousands, except per share data)
Statement of operations data:
Total investment income	$29,913	$18,213	$1,706	$—
Base management fees	(4,091)	(2,752)	(318)	—
Incentive fees	(3,512)	(1,544)	(6)	—
All other expenses	(7,235)	(5,267)	(592)	—
Net investment income	15,075	8,650	790	—
Net realized gain (loss) on investments	299	247	—	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	(1,465)	869	160	—
Net increase (decrease) in net assets resulting from operations	$13,909	$9,766	$950	$—
Per share data (basic and diluted)
Net asset value	$14.05	$13.92	$14.54	n/a
Net investment income	$1.57	$1.13	$0.15	$—
Net realized gain (loss) on investments	0.03	0.03	—	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	(0.15)	0.12	0.03	—
Net increase (decrease) in net assets resulting from operations	$1.45	$1.28	$0.18	$—
Stockholder distributions – net investment income	$(1.33)	$(1.12)	$(0.14)
Stockholder distributions – capital gains	(0.03)	(0.03)	—	—
Stockholder distributions – return of capital	—	(0.21)	(0.20)	—
Total stockholder distributions	$(1.36)	$(1.36)	$(0.34)	$—

	As of and for the year ended December 31, 2014	As of and for the year ended December 31, 2013	As of and for the year ended December 31, 2012(1)	As of and for the period from February 9, 2011 (date of inception) to December 31, 2011(1)
	(dollars in thousands, except per share data)
Consolidated statements of assets and liabilities data at period end:
Investments, at fair value	$233,535	$207,920	$132,752	$—
Cash	5,737	14,603	4,060	10
Other assets	4,313	3,158	2,419	—
Total assets	243,585	225,681	139,231	10
Total debt	106,308	83,943	55,000	—
Other liabilities	3,539	3,646	597	—
Total liabilities	109,847	87,589	55,597	—
Total net assets	$133,738	$138,092	$83,634	$10
Other data:
Weighted average annualized effective yield at period end(2)	11.6%	10.7%	11.3%	n/a
Number of portfolio company investments at period end	40	42	28	n/a
Purchases of investments for the period	$132,183	$138,781	$144,482	n/a
Principal payments and sales of investments for the period	$107,073	$65,165	$11,898	n/a

(1)	For historical periods prior to October 24, 2012, we had no operations and therefore information provided does not include financial results prior to October 24, 2012.
(2)	The weighted average annualized effective yield at period end is based upon the par value of our debt investments.

n/a — not applicable

SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA

The following table sets forth certain unaudited quarterly financial information for each quarter since we commenced operations ending with the quarter ended December 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	For the quarter ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(unaudited)
	(dollars in thousands, except per share data)
Total investment income	$8,683	$7,668	$7,046	$6,516
Net investment income	$4,621	$3,810	$3,514	$3,130
Net gain (loss) on investments and secured borrowings	$(419)	$(437)	$(848)	$538
Net increase in net assets resulting from operations	$4,202	$3,373	$2,666	$3,668
Net investment income per share – basic and diluted	$0.49	$0.40	$0.37	$0.32
Net increase in net assets resulting from operations per share – basic and diluted	$0.44	$0.35	$0.28	$0.38
Net asset value per share at period end	$14.05	$13.95	$13.93	$13.99

	For the quarter ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012(1)
	(unaudited)
	(dollars in thousands, except per share data)
Total investment income	$6,395	$4,347	$3,752	$3,719	$1,706
Net investment income	$3,184	$2,413	$1,550	$1,503	$790
Net gain (loss) on investments and secured borrowings	$(672)	$(447)	$438	$1,797	$160
Net increase in net assets resulting from operations	$2,512	$1,966	$1,988	$3,300	$950
Net investment income per share – basic and diluted	$0.32	$0.27	$0.27	$0.26	$0.15
Net increase in net assets resulting from operations per share – basic and diluted	$0.25	$0.22	$0.34	$0.57	$0.18
Net asset value per share at period end	$13.92	$14.01	$14.78	$14.78	$14.54

(1)	We had no substantive operations prior to October 24, 2012, the date of our initial public offering.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Except as otherwise specified, references to “we,” “us,” and “our” refer to Monroe Capital Corporation and its consolidated subsidiaries. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes appearing in our annual report on Form 10-K (the “Annual Report”) for the year ended December 31, 2014, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 6, 2015. The information contained in this section should also be read in conjunction with our unaudited consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and accompanying prospectus.

Overview

Monroe Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock, and warrants.

Our shares are currently listed on the NASDAQ Global Market under the symbol “MRCC.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. Our investments in senior, unitranche, junior secured debt and other investments generally will range between $2 million and $15 million each, although this investment size may vary proportionately with the size of our capital base. As of December 31, 2014, our portfolio included approximately 53.2% senior secured debt, 41.4% unitranche secured debt, 4.6% junior secured debt and 0.8% equity securities compared to December 31, 2013, when our portfolio consisted of 42.8% senior secured debt, 46.3% unitranche secured debt, 10.7% junior secured debt and 0.2% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

On February 28, 2014, our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. MRCC SBIC commenced operations on September 16, 2013. As of December 31, 2014, MRCC SBIC had $20.0 million in regulatory and leveragable capital and $20.0 million in SBA-guaranteed debentures outstanding. Additionally, as of December 31, 2014, MRCC SBIC had received a commitment letter for an additional $20.0 million in SBA-guaranteed debentures. See “SBA Debentures” below for more information.

Investment income

We generate interest income on the debt investments in portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior, junior or unitranche secured debt, typically have an initial term of three to seven years and bear interest at a fixed or floating rate. In some instances we receive payments on our debt investment based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. In some cases, our investments provide for deferred interest of payment-in-kind (“PIK”) interest. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums and prepayment gains (losses) on loans as interest income. Interest and dividend income is recorded on the accrual basis to the extent we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of fees to MC Advisors under the Investment Advisory and Management Agreement (management and incentive fees), and the payment of fees to MC Management for our allocable portion of overhead and other expenses under the Administration Agreement and other operating costs. See Note 6 to our consolidated financial statements and “Related Party Transactions” below for additional information on our Investment Advisory and Management Agreement and Administration Agreement. Our expenses also include interest expense on our revolving credit facility and our secured borrowings. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Net gain (loss) on investments and secured borrowings

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and secured borrowings within net change in unrealized appreciation (depreciation) on investments and net change in unrealized (appreciation) depreciation on secured borrowings, respectively, in the consolidated statements of operations.

Portfolio and Investment Activity

During the year ended December 31, 2014, we invested $120.4 million in twenty five new portfolio companies and $11.8 million in six existing portfolio companies and had $107.1 million in aggregate amount of principal repayments, resulting in net investment acquisitions of $25.1 million for the period.

During the year ended December 31, 2013, we made $131.9 million on investments in new portfolio companies and had $65.2 million in aggregate amount of principal repayments resulting in net investment acquisitions of $73.6 million for the period.

During the year ended December 31, 2012, we made $144.5 million on investments in new portfolio companies and had $11.9 million in aggregate amount of principal repayments resulting in net investment acquisitions of $132.6 million for the period.

The following table shows the composition of the investment portfolio (in thousands) and associated yield data:

	December 31, 2014
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Senior secured loans	$124,161	53.2%	11.3%	11.3%
Unitranche loans	96,635	41.4	10.8	12.1
Junior secured loans	10,803	4.6	10.3	10.3
Equity securities	1,936	0.8	n/a	n/a
Total	$233,535	100.0%	11.0%	11.6%

	December 31, 2013
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Senior secured loans	$88,963	42.8%	9.8%	9.8%
Unitranche loans	96,217	46.3	10.2	11.8
Junior secured loans	22,335	10.7	9.4	9.4
Equity securities	405	0.2	n/a	n/a
Total	$207,920	100.0%	9.9%	10.7%

(1)	Based upon the par value of our debt investments.

n/a — not applicable

We were able to increase our effective yield on the portfolio by 0.9% during the year ended December 31, 2014, while also shifting to a more senior portfolio of assets.

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	December 31, 2014		December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Healthcare & Pharmaceuticals	$29,929	12.8%	$30,639	14.7%
Services: Business	29,618	12.7	28,692	13.8
Consumer Goods: Non-Durable	27,367	11.7	23,404	11.3
Retail	22,342	9.6	21,161	10.2
Consumer Goods: Durable	19,281	8.3	23,805	11.4
Hotels, Gaming & Leisure	18,655	8.0	7,198	3.4
Banking, Finance, Insurance & Real Estate	16,815	7.2	7,566	3.6
Construction & Building	11,637	5.0	1,012	0.5
Media: Advertising, Printing & Publishing	10,628	4.5	17,822	8.6
Media: Diversified & Production	7,747	3.3	—	—
Metals & Mining	7,180	3.1	—	—
Wholesale	5,624	2.4	—	—
Automotive	5,483	2.3	15,100	7.2
Energy: Oil & Gas	4,698	2.0	4,875	2.3
Containers, Packaging & Glass	3,979	1.7	1,980	1.0
Capital Equipment	3,665	1.6	4,271	2.1
Services: Consumer	3,014	1.3	3,104	1.5
High Tech Industries	2,973	1.3	9,530	4.6
Beverage, Food & Tobacco	2,900	1.2	3,034	1.5
Telecommunications	—	—	3,714	1.8
Chemicals, Plastics & Rubber	—	—	1,013	0.5
Total	$233,535	100.0%	$207,920	100.0%

Portfolio Asset Quality

MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors segregates our capital markets investments by industry. The MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure using a proprietary trend analysis tool. When necessary, MC Advisors will update our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the categories listed below, which we refer to as MC Advisors’ investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors (the “Board”) reviews and affirms such ratings. A definition of the rating system follows:

Investment Performance Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or reflect or represent any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate an investment grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2014 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	205,737	88.1
3	27,798	11.9
4	—	—
5	—	—
Total	$233,535	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	189,899	91.3
3	18,021	8.7
4	—	—
5	—	—
Total	$207,920	100.0%

Results of Operations

Operating results are as follows (dollars in thousands):

	For the years ended December 31,
	2014	2013	2012
Total investment income	$29,913	$18,213	$1,706
Total expenses, net	14,838	9,563	916
Net investment income	15,075	8,650	790
Net realized gain (loss) on investments	299	247	—
Net change in unrealized appreciation (depreciation) on investments	(1,537)	815	160
Net change in unrealized (appreciation) depreciation on secured borrowings	72	54	—
Net increase (decrease) in net assets resulting from operations	$13,909	$9,766	$950

As we had no substantive operating activities prior to the initial public offering on October 24, 2012, the results of the periods prior to the initial public offering are excluded from this discussion.

Investment Income

For the years ended December 31, 2014, 2013 and 2012, total investment income was $29.9 million, $18.2 million and $1.7 million, of which $26.8 million, $17.1 million, and $1.6 million was attributable to portfolio interest and $3.1 million, $1.1 million and $0.1 million to other income (including amortization of discounts and origination fees, paydown gains (losses) and dividend income), respectively. The increase in interest income of $11.7 million during the year ended December 31, 2014 is primarily due to higher outstanding invested assets and the continued optimization of the portfolio into higher yielding assets.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	For the years ended December 31,
	2014	2013	2012
Interest and other debt financing expenses	$4,342	$2,908	$305
Base management fee	4,091	2,752	318
Incentive fees	3,512	1,544	6
Professional fees	1,138	1,149	76
Administrative service fees	876	528	133
General and administrative expenses	879	682	78
Total expenses	$14,838	$9,563	$916

The composition of our interest expense and other debt financing expenses was as follows (dollars in thousands):

	For the years ended December 31,
	2014	2013	2012
Interest expense – credit facility	$3,183	$1,978	$219
Amortization of deferred financing costs	576	479	86
Interest expense – secured borrowings	374	378	—
Interest expense – SBA debentures	161	—	—
Other	48	73	—
Total interest and other debt financing expenses	$4,342	$2,908	$305

The increase in expenses of $5.3 million during the year ended December 31, 2014 is primarily due to an increase in interest expense as a result of additional borrowings required to support the growth of the portfolio, an increase in base management fees due to the growth in invested assets and increased incentive fees resulting from improvement in performance.

Net Realized Gain (Loss) on Investments

Sales and principal repayments totaled $107.1 million, $65.2 million and $11.9 million for the years ended December 31, 2014, 2013 and 2012, respectively, resulting in net realized gain (loss) on investments of $0.3 million, $0.2 million and zero, respectively.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings

For the years ended December 31, 2014, 2013 and 2012, our investments had ($1.5) million, $0.8 million and $0.2 million of unrealized appreciation (depreciation), respectively. For the years ended December 31, 2014, 2013 and 2012 our secured borrowings had $0.1 million, $0.1 million and zero of net unrealized (appreciation) depreciation, respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2014, 2013 and 2012, we recorded a net increase in net assets resulting from operations of $13.9 million, $9.8 million and $1.0 million, respectively. Based on the weighted average shares of common stock outstanding for the year ended December 31, 2014, 2013 and 2012 our per share net increase in net assets resulting from operations was $1.45, $1.28 and $0.18, respectively. The increase of $4.1 million during the year ended December 31, 2014 is primarily the result of increases in net investment income, partially offset by increases in unrealized losses.

Liquidity and Capital Resources

As of December 31, 2014, we had $5.7 million in cash and cash equivalents, $82.3 million of total debt outstanding on our revolving credit facility and $20.0 million in outstanding SBA-guaranteed debentures. We had $27.7 million available for additional borrowings on our revolving credit facility and $20.0 million in available SBA-guaranteed debentures. See “Borrowings” below for additional information.

Cash Flows

For the year ended December 31, 2014, we experienced a net decrease in cash and cash equivalents of $8.9 million. During the same period we used $11.5 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $2.7 million from financing activities, principally from net borrowings on our revolving credit facility and SBA-guaranteed debenture borrowings, partially offset by distributions to stockholders, repurchases of our common stock and decreases in secured borrowings.

For the year ended December 31, 2013, we experienced a net increase in cash and cash equivalents of $10.5 million. During the same period we used $62.9 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $73.4 million from financing activities, principally from proceeds from a public offering and net borrowings on our revolving credit facility.

Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. We intend to generate additional cash primarily from future offerings of securities, future borrowings and cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be to invest in portfolio companies and make cash distributions to our stockholders.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 27, 2014, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations. As of December 31, 2014 and 2013, we had 9,517,910 and 9,918,269 shares outstanding, respectively.

Borrowings

Revolving Credit Facility: We entered into our credit facility with ING Capital LLC, as agent, on October 23, 2012 to finance the purchase of our assets. Revolving commitments under the facility were initially $65.0 million with an accordion feature up to $100.0 million. On September 27, 2013, the maximum amount we were able to borrow under the revolving credit facility was increased to $95.0 million, pursuant to this accordion feature.

On December 19, 2013 we entered into an amendment (the “Credit Facility Amendment”) to the documents governing our revolving credit facility. The Credit Facility Amendment, among other things, (a) increased the size of the current revolving commitments under the revolving credit facility to $110.0 million from $95.0 million, (b) expanded the accordion feature to $200.0 million from $100.0 million (subject to maintaining 200% asset coverage, as defined in the 1940 Act), (c) reduced pricing by 50 basis points, to LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when our equity capitalization exceeds $175.0 million, (d) extended the expiration of the revolving period from October 23, 2015 to December 19, 2016, during which period we, subject to certain conditions, may make borrowings under the facility and (e) extended the stated maturity date from October 21, 2016 to December 19, 2017. As of December 31, 2014 and 2013, we had $82.3 million and $76.0 million outstanding, respectively, under this revolving credit facility.

The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MRCC SBIC. Our ability to borrow under the credit facility is subject to availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. We may make draws under the revolving credit facility to make or purchase additional investments through December 19, 2016 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at our election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at our discretion based on the term of the borrowing) plus 3.25% (3.75% prior to December 19, 2013) or at a daily rate equal to 2.25% (2.75% prior to December 19, 2013) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of our revolving credit facility borrowings (excluding debt issuance costs) for the years ended December 31, 2014 and 2013 was 3.4% and 4.1%, respectively. The weighted average fee rate on our unused portion of the revolving credit facility for the years ended December 31, 2014 and 2013 was 0.5% and 0.7%, respectively. As of both December 31, 2014 and 2013, all of the outstanding borrowings were accruing at an interest rate of 3.4% (based on one-month LIBOR).

Our ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the investment we hold and whether the investment is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, our maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of assets on the last day of each quarter (excluding from such calculation the portion of assets of MRCC SBIC financed with SBA debentures) or (b) 80% of the net proceeds to us from our initial offering plus 50% of the net proceeds of the sales of our securities after the effectiveness of the revolving credit facility; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.15 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain our relationship with MC Advisors. If we incur an event of default under the revolving credit facility and fail to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Our credit facility also imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under our Dividend Reinvestment Plan are not limited by the credit facility. Distributions in cash or property other than common stock are generally limited to 110% (125% in certain instances) of the amount of distributions required to maintain our status as a RIC. The credit facility also specifically allowed for the dividend payments made during the fourth quarter of each of 2013 and 2012.

SBA Debentures: On February 28, 2014, our wholly-owned subsidiary, MRCC SBIC, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over our stockholders in the event we liquidate MRCC SBIC or the SBA exercises its remedies upon an event of default. As of December 31, 2014, MRCC SBIC had $20.0 million in regulatory capital and leveragable capital and $20.0 million in SBA-guaranteed debentures outstanding. Additionally, as of December 31, 2014, MRCC SBIC had received a commitment letter for an additional $20.0 million in SBA-guaranteed debentures. The $12.9 million in SBA-guaranteed debentures outstanding which have already pooled mature in September 2024 and bear interest at a fixed rate of 3.4% per annum and the $7.1 million in SBA-guaranteed debentures outstanding which have not already pooled mature in March 2025 and bear interest at an interim rate of 1.0% until the March 2015 pooling date.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also limits a related group of SBICs to a maximum of $225.0 million in total borrowings. As we have other affiliated SBICs already in operation, MRCC SBIC is currently limited to a maximum of $40.0 million in borrowings.

On October 15, 2014, we were granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test, but also increases our risks associated with leverage.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

As of December 31, 2014, secured borrowings at fair value totaled $4.0 million and the fair value of the loans that are associated with these secured borrowings was $13.1 million. As of December 31, 2013, secured borrowings at fair value totaled $7.9 million and the fair value of the loans that are associated with these secured borrowings was $22.7 million. These secured borrowings were created as a result of our completion of partial loan sales of three unitranche loan assets totaling $10.0 million during the three months ended March 31, 2013, that did not meet the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No other such partial loan sales occurred during the remainder of 2013 or during the year ended December 31, 2014. During the year ended December 31, 2014, repayments on secured borrowings totaled $3.9 million including the full repayment of the secured borrowing for TPP Acquisition, Inc. During the year ended December 31, 2013, repayments on secured borrowings totaled $2.0 million. The weighted average interest rate on our secured borrowings was approximately 5.5% and 4.3% as of December 31, 2014 and 2013, respectively.

Share Repurchase Plan

On November 11, 2013, our Board approved a share repurchase plan (“Plan”) under which up to $7.5 million of our outstanding common stock may be acquired in the open market at prices below our NAV as reported in our then most recently published consolidated financial statements. The Plan was implemented at the discretion of management and expired on November 10, 2014.

During the year ended December 31, 2014, we repurchased 400,359 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $5.2 million. During the year ended December 31, 2013, we repurchased 84,803 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $1.0 million. During the time the Plan was active, we repurchased 485,162 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $6.3 million. We are incorporated in Maryland and under the law of that state, shares repurchased are considered retired (repurchased shares become authorized but unissued shares) rather than treasury stock. As a result, the cost of stock repurchases is recorded as a reduction to capital in excess of par value on the consolidated statement of changes in net assets.

Distribution Policy

Our Board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Distributions to stockholders for years ended December 31, 2014, 2013 and 2012 totaled $13.0 million ($1.36 per share), $10.7 million ($1.36 per share) and $2.0 million ($0.34 per share), respectively of which zero, $1.6 million and $1.2 million represented return of capital, respectively.

Related Party Transactions

We have a number of business relationships with affiliated or related parties, including the following:

•	We have an Investment Advisory and Management Agreement with MC Advisors, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. See Note 6 to our consolidated financial statements and “Significant Accounting Estimates and Critical Accounting Policies — Capital Gains Incentive Fee” for additional information.
•	We have an Administration Agreement with MC Management to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. See Note 6 to our consolidated financial statements for additional information.
•	Theodore L. Koenig, our Chief Executive Officer and Chairman of our Board is also a manager of MC Advisors and the President and Chief Executive Officer of MC Management. Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer, serves as a director on our Board and is also a managing director of MC Management.
•	We have a license agreement with Monroe Capital, LLC, under which Monroe Capital, LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business.

In addition, we have adopted a formal code of ethics that governs the conduct of our Advisor’s officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and Maryland General Corporation Law.

Contractual Obligations and Off-Balance Sheet Arrangements

The following table shows our significant contractual payment obligations for repayment as of December 31, 2014 (dollars in thousands):

	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving credit facility	$82,300	$—	$—	$82,300	$—
SBA debentures payable	20,000	—	—	—	20,000
Unfunded commitments(1)	15,294	15,294	—	—	—
Total contractual obligations(2)	$117,594	$15,294	$—	$82,300	$20,000

(1)	Unfunded commitments represent all amounts unfunded as of December 31, 2014. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2014.
(2)	Total contractual obligations excludes $4.0 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the consolidated statements of assets and liabilities.

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Market Trends

We have identified the following trends that may affect our business:

Target Market:  We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Monroe Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements:  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital:  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

Competition from Other Lenders:  We believe that many traditional bank lenders, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital market transactions. In addition, many commercial banks face significant balance sheet constraints as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore drive increased new investment opportunities for us. Conversely, there is increased competitive pressure in the business development company and investment company marketplace for senior and subordinated debt which could result in lower yields for increasingly riskier assets.

Pricing and Deal Structures:  We believe that the volatility in global markets over the last several years and current macroeconomic issues such as a weakened U.S. economy has reduced access to, and availability of, debt capital to middle-market companies, causing a reduction in competition and generally more favorable capital structures and deal terms. Recent capital raises in the business development company and investment company marketplace have created increased competition; however, we believe that current market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Recent Developments

On February 6, 2015, we entered into an at-the market (“ATM”) program with MLV & Co. LLC and JMP Securities LLC through which we may sell, by means of ATM offerings from time to time, up to $50.0 million of our common stock. As of April 13, 2015, we have sold 114,451 shares of our common stock under the ATM program for gross proceeds of approximately $1.7 million.

Significant Accounting Estimates and Critical Accounting Policies

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium is capitalized, and we then amortize such amounts using the effective interest method as interest income over the life of the investment. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Valuation of Portfolio Investments

As a business development company, we generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our Board, we value investments for which market quotations are readily available and within a recent date at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient in accordance with generally accepted accounting principles in the United States (“GAAP”) to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated will be valued at fair value as determined in good faith by our Board. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. With respect to unquoted or thinly-traded securities, our Board, together with our independent valuation firms, value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

Our Board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our Board uses the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our Board using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the credit monitoring of the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management;
•	our Board engages one or more independent valuation firm(s) to conduct fair value appraisals of material investments for which market quotations are not readily available. These fair value appraisals for material investments are received at least once in every calendar year for each portfolio company investment;

•	our audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	our Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825 — Financial Instruments relating to accounting for debt obligations at their fair value for our secured borrowings, which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. We will consult with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. We report changes in the fair value of secured borrowings that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on secured borrowings in the consolidated statements of operations.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory and Management Agreement with MC Advisors, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the Investment Advisory and Management Agreement with MC Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to MC Advisors if our entire portfolio was liquidated at its fair value as of the balance sheet date even though MC Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

During the year ended December 31, 2014, we had a reduction in accrued capital gains incentive fees of $206 thousand, primarily as a result of declines in certain portfolio valuations. All of this reduction in accrued capital gains during the year ended December 31, 2014 was the result of unrealized capital losses and this reduced the capital gains incentive fee payable to MC Advisors to zero as of December 31, 2014. During the year ended December 31, 2013, we accrued capital gains incentive fees of $249 thousand, based on the performance of our portfolio, none of which were payable to MC Advisors. Incentive fees for the year ended December 31, 2012 consisted entirely of capital gains incentive fees.

New Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on our consolidated financial statements and disclosures.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus supplement through the underwriters named below. Robert W. Baird & Co. Incorporated is acting as the lead book-running manager of this offering and as the representative of the underwriters. We have entered into an underwriting agreement with the representatives. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase and we have agreed to sell to the underwriters, the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of shares
Robert W. Baird & Co. Incorporated

Total

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and
•	the underwriters’ right to reject orders in whole or in part.

We have been advised by the representatives that the underwriters intend to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

The addresses of the underwriters are: Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; and               .

Over-Allotment Option

We have granted the underwriters an option to buy up to an aggregate of         additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus supplement to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $     per share from the offering price. Sales of shares made outside of the United States may be made by affiliates of the underwriters. If all the shares are not sold at the offering price, the representatives may change the offering price and the other selling terms. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein. The representatives of the underwriters have informed us that they do not expect to sell more than an aggregate of five percent of the total number of shares of common stock offered by them to accounts over which the representatives exercise discretionary authority.

The following table shows the per share and total underwriting discounts and commissions due to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of our common stock.

	Per Share	No Exercise	Full Exercise
Underwriting discounts and commissions	$	$	$

In accordance with the rules and regulations of the Financial Industry Regulatory Authority, the total amount of all items of compensation from whatever source, including compensation paid from offering proceeds and in the form of trail commissions, payable to underwriters, broker-dealers or affiliates thereof will not exceed an amount that equals 10% of the gross proceeds of this offering.

No Sales of Similar Securities

We, our executive officers and directors, MC Advisors and MC Management have entered into lock-up agreements with the underwriters. Under these agreements, we and each of these persons may not, without the prior written approval of Robert W. Baird & Co. Incorporated, offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exchangeable or exercisable for our common stock, except in the circumstances described below. These restrictions will be in effect for a period of 90 days after the date of this prospectus supplement, which period is subject to extension in the circumstances described in the paragraph below. At any time and without public notice, Robert W. Baird & Co. Incorporated may, in its sole discretion, release some or all the securities from these lock-up agreements.

Notwithstanding the above, if (i) during the period beginning on the date that is 17 calendar days before the last day of the 90-day period described in the paragraph above, or the initial lock-up period, and ends on the last day of the initial lock-up period, we issue an earnings release or material news or a material event relating to us occurs; or (ii) prior to the expiration of the initial lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the initial lock-up period, then the restrictions imposed by these lock-up agreements will continue to apply until the expiration of the date that is 18 calendar days after the date on which the issuance of the earnings release or the material news or material event occurs.

The restrictions set forth above shall not apply to the following types of transfers of shares of our common stock, or securities convertible into or exchangeable or exercisable for our common stock, by any of our directors, executive officers or the holders of our shares or warrants in the following circumstances:

•	a bona fide gift; provided that the recipient thereof executes a lock-up agreement for the remainder of the lock-up period;
•	a disposition to any trust for the direct or indirect benefit of the holder and/or the holder’s immediate family; provided, that (a) such disposition does not involve a disposition for value and (b) such trust executes a lock-up agreement for the remainder of the lock-up period;
•	in the case of a corporation, limited liability company or partnership, a transfer to a wholly-owned subsidiary thereof, or to the direct or indirect stockholders, members or partners or other affiliates thereof; provided, that (a) such transfer does not involve a disposition for value, (b) the transferee executes a lock-up agreement for the remainder of the lock-up period, and (c) no filing pursuant to Section 16 of the Exchange Act is required as a result of such transfer;
•	a transfer which occurs by operation of law; provided, that (a) no filing pursuant to Section 16 of the Exchange Act is required as a result of such transfer and (b) such transferee executes a lock-up agreement for the remainder of the lock-up period; and
•	the disposition of shares of common stock acquired in open market transactions after the offering; provided, that such disposition is not required to be reported pursuant to Section 16 of the Exchange Act.

Indemnification

We have agreed to indemnify the several underwriters against certain liabilities, including certain liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

NASDAQ Global Market Quotation

Our common stock is listed on The Nasdaq Global Market under the symbol “MRCC.”

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;
•	short sales;
•	purchases to cover positions created by short sales;
•	imposition of penalty bids; and
•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering and purchasing shares of common stock on the open market to cover short positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are short sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq Global Market, in the over-the-counter market or otherwise.

Determination of Offering Price

The offering price will be determined by negotiation by us and the representatives of the underwriters. The principal factors to be considered in determining the offering price include:

•	the information set forth in this prospectus supplement and accompanying prospectus and otherwise available to the representatives;
•	our history and prospects and the history and prospects for the industry in which we compete;
•	our past and present financial performance and an assessment of our management;
•	our prospects for future earnings and the present state of our development;
•	the general condition of the securities market at the time of this offering;
•	the recent market prices of, and demand for, our publicly traded common stock; and
•	other factors deemed relevant by the underwriters and us.

Affiliations

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their affiliates may from time to time in the future engage with us and perform services for us in the ordinary course of their business for which they will receive customary fees and expenses. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments of us or our subsidiaries. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of these securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in these securities and instruments.

Notice to Investors

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area, or EEA, which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from, and including, the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), an offer to the public of our securities which are the subject of the offering contemplated by this prospectus supplement may not be made in that Relevant Member State, except that, with effect from, and including, the Relevant Implementation Date, an offer to the public in that Relevant Member State of our securities may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

•	to legal entities which are authorized or regulated to operate in the financial markets, or, if not so authorized or regulated, whose corporate purpose is solely to invest in our securities;
•	to any legal entity which has two or more of: (i) an average of at least 250 employees during the last (or, in Sweden, the last two) financial year(s); (ii) a total balance sheet of more than €43 million and (iii) an annual net turnover of more than €50 million, as shown in its last (or, in Sweden, the last two) annual or consolidated accounts;
•	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representative for any such offer; or
•	in any other circumstances falling within Article 3(2) of the Prospectus Directive provided that no such offer of our securities shall result in a requirement for the publication by us or any underwriter or agent of a prospectus pursuant to Article 3 of the Prospectus Directive.

As used above, the expression “offered to the public” in relation to any of our securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and our securities to be offered so as to enable an investor to decide to purchase or subscribe for our securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The EEA selling restriction is in addition to any other selling restrictions set out in this prospectus supplement and any accompanying prospectus.

Notice to Prospective Investors in France

Neither this prospectus supplement nor any other offering material relating to the securities described in this prospectus supplement or the accompanying prospectus has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. Our securities have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement, the accompanying prospectus nor any other offering material relating to our securities has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or
•	used in connection with any offer for subscription or sale of our securities to the public in France.

Such offer, sales and distributions will be made in France only:

•	to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with, articles L.411-2, D.411-1 through D.411-4, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;
•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or
•	in a transaction that, in accordance with article L.411-2-II of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (offre au public).

Our securities may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Notice to Prospective Investors in the United Kingdom

This prospectus supplement is only being distributed to and is only directed at: (i) persons who are outside the United Kingdom; (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (iii) high net worth companies, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (all such persons falling within (i)-(iii) together being referred to as “relevant persons”). The shares are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such shares will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this prospectus supplement, the accompanying prospectus or any of their respective contents.

Notice to prospective Investors in Switzerland

The prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, the prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Notice to Prospective Investors in Australia

This prospectus supplement is not a formal disclosure document and has not been, nor will be, lodged with the Australian Securities and Investments Commission. It does not purport to contain all information that an investor or their professional advisers would expect to find in a prospectus or other disclosure document (as defined in the Corporations Act 2001 (Australia)) for the purposes of Part 6D.2 of the Corporations Act 2001 (Australia) or in a product disclosure statement for the purposes of Part 7.9 of the Corporations Act 2001 (Australia), in either case, in relation to the securities.

The securities are not being offered in Australia to “retail clients” as defined in sections 761G and 761GA of the Corporations Act 2001 (Australia). This offering is being made in Australia solely to “wholesale clients” for the purposes of section 761G of the Corporations Act 2001 (Australia) and, as such, no prospectus, product disclosure statement or other disclosure document in relation to the securities has been, or will be, prepared.

This prospectus supplement does not constitute an offer in Australia other than to wholesale clients. By submitting an application for our securities, you represent and warrant to us that you are a wholesale client for the purposes of section 761G of the Corporations Act 2001 (Australia). If any recipient of this prospectus supplement is not a wholesale client, no offer of, or invitation to apply for, our securities shall be deemed to be made to such recipient and no applications for our securities will be accepted from such recipient. Any offer to a recipient in Australia, and any agreement arising from acceptance of such offer, is personal and may only be accepted by the recipient. In addition, by applying for our securities you undertake to us that, for a period of 12 months from the date of issue of the securities, you will not transfer any interest in the securities to any person in Australia other than to a wholesale client.

Notice to Prospective Investors in Hong Kong

Our securities may not be offered or sold in Hong Kong, by means of this prospectus supplement or any document other than (i) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (ii) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong). No advertisement, invitation or document relating to our securities may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere) which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Japan

Our securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and our securities will not be offered or sold, directly or indirectly, in Japan, or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan, or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Singapore

This document has not been registered as a prospectus with the Monetary Authority of Singapore and in Singapore, the offer and sale of our securities is made pursuant to exemptions provided in sections 274 and 275 of the Securities and Futures Act, Chapter 289 of Singapore (“SFA”). Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of our securities may not be circulated or distributed, nor may our securities be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the SFA pursuant to Section 274 of the SFA, (ii) to a relevant person as defined in section 275(2) of the SFA pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with the conditions (if any) set forth in the SFA. Moreover, this document is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Prospective investors in Singapore should consider carefully whether an investment in our securities is suitable for them.

Where our securities are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•	by a corporation (which is not an accredited investor as defined in Section 4A of the SFA) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or
•	for a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 of the SFA, except:

•	to an institutional investor, for corporations under Section 274 of the SFA, or to a relevant person defined in Section 275(2) of the SFA, or any person pursuant to an offer that is made on terms that such shares of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions, specified in Section 275 of the SFA;
•	where no consideration is given for the transfer; or
•	where the transfer is by operation of law.

In addition, investors in Singapore should note that the securities acquired by them are subject to resale and transfer restrictions specified under Section 276 of the SFA, and they, therefore, should seek their own legal advice before effecting any resale or transfer of their securities.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered by this prospectus supplement will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors. Certain legal matters in connection with the offering will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and related senior securities table appearing in this prospectus and registration statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their reports appearing elsewhere therein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement and accompanying prospectus, and you should not consider information on our website to be part of this prospectus supplement and the accompanying prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

S-F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Monroe Capital Corporation and Subsidiaries

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Monroe Capital Corporation and Subsidiaries (collectively, the “Company”) as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Monroe Capital Corporation and Subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Chicago, Illinois
March 6, 2015

S-F-2

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except per share data)

	December 31, 2014	December 31, 2013
ASSETS
Investments, at fair value:
Non-controlled/non-affiliate company investments (amortized cost of: $210,573 and $206,945 respectively)	$210,318	$207,920
Non-controlled affiliate company investments (amortized cost of: $16,922 and $0, respectively)	16,596	—
Controlled affiliate company investments (amortized cost of: $6,603 and $0, respectively)	6,621	—
Total investments, at fair value (amortized cost of: $234,098 and $206,945, respectively)	233,535	207,920
Cash	5,737	14,603
Interest receivable	952	638
Deferred financing costs, net	2,479	2,091
Other assets	882	429
Total assets	243,585	225,681
LIABILITIES
Revolving credit facility	82,300	76,000
SBA debentures payable	20,000	—
Secured borrowings, at fair value (proceeds of: $4,134 and $7,997, respectively)	4,008	7,943
Payable for open trades	—	840
Interest payable	244	239
Management fees payable	1,050	845
Incentive fees payable	1,140	1,067
Accounts payable and accrued expenses	1,105	655
Total liabilities	109,847	87,589
Net assets	$133,738	$138,092
Commitments and contingencies (See Note 11)
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 100,000 shares authorized, 9,518 and 9,918 shares issued and outstanding, respectively	$10	$10
Capital in excess of par value	134,803	140,038
Accumulated distributions in excess of net investment income	(639)	(2,985)
Accumulated net realized gain (loss) on investments	—	—
Accumulated net unrealized appreciation (depreciation) on investments and secured borrowings	(436)	1,029
Total net assets	$133,738	$138,092
Net asset value per share	$14.05	$13.92

See Notes to Consolidated Financial Statements.

S-F-3

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31,
	2014	2013	2012(1)
Investment income:
Interest income
Non-controlled/non-affiliate company investments	$28,777	$18,213	$1,706
Non-controlled affiliate company investments	925	—	—
Controlled affiliate company investments	211	—	—
Total investment income	29,913	18,213	1,706
Operating expenses:
Interest and other debt financing expenses	4,342	2,908	305
Base management fees	4,091	2,752	318
Incentive fees	3,512	1,544	6
Professional fees	1,138	1,149	76
Administrative service fees	876	528	133
General and administrative expenses	879	682	78
Total expenses	14,838	9,563	916
Net investment income	15,075	8,650	790
Net gain (loss) on investments and secured borrowings:
Net realized gain (loss) on investments:
Non-controlled/non-affiliate company investments	299	247	—
Net realized gain (loss) on investments	299	247	—
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/non-affiliate company investments	(2,298)	815	—
Non-controlled affiliate company investments	524	—	160
Controlled affiliate company investments	237	—	—
Net change in unrealized appreciation (depreciation) on investments	(1,537)	815	160
Net change in unrealized (appreciation) depreciation on secured borrowings	72	54	—
Net gain (loss) on investments and secured borrowings	(1,166)	1,116	160
Net increase (decrease) in net assets resulting from operations	$13,909	$9,766	$950
Per common share data:
Net investment income per share – basic and diluted(2)	$1.57	$1.13	$0.15
Net increase in net assets resulting from operations per share – basic and diluted(2)	$1.45	$1.28	$0.18
Weighted average common shares outstanding – basic and diluted(2)	9,596	7,624	5,386

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.
(2)	Net investment income per share, Net increase in net assets resulting from operations per share and Weighted average common shares outstanding for the year ended December 31, 2012 are calculated for the period from October 24, 2012 to December 31, 2012.

See Notes to Consolidated Financial Statements.

S-F-4

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except per share data)

	Common Stock		Capital in excess of par value	Accumulated distributions in excess of net investment income	Accumulated net realized gain (loss) on investments	Accumulated net unrealized appreciation (depreciation) on investments and secured borrowings	Total net assets
	Number of shares	Par value
Balances at December 31, 2011	—	$—	$10	$—	$—	$—	$10
Net increase (decrease) in net assets resulting from operations	—	—	—	790	—	160	950
Issuance of common stock, net of offering and underwriting costs(1)	5,750	6	84,623	—	—	—	84,629
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan – income distributions	—	—	—	(790)	—	—	(790)
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan – return of capital	—	—	—	(1,165)	—	—	(1,165)
Balances at December 31, 2012	5,750	$6	$84,633	$(1,165)	$—	$160	$83,634
Net increase (decrease) in net assets resulting from operations	—	—	—	8,650	247	869	9,766
Issuance of common stock, net of offering and underwriting costs(2)	4,225	4	56,019	—	—	—	56,023
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan – income distributions	28	—	417	(8,850)	(247)	—	(8,680)
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan – return of capital	—	—	—	(1,620)	—	—	(1,620)
Repurchases of common stock	(85)	—	(1,031)	—	—	—	(1,031)
Balances at December 31, 2013	9,918	$10	$140,038	$(2,985)	$—	$1,029	$138,092
Net increase (decrease) in net assets resulting from operations	—	—	—	15,075	299	(1,465)	13,909
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan – income distributions	—	—	—	(12,729)	(299)	—	(13,028)
Repurchases of common stock	(400)	—	(5,235)	—	—	—	(5,235)
Balances at December 31, 2014	9,518	$10	$134,803	$(639)	$—	$(436)	$133,738

(1)	On October 24, 2012, the Company completed its initial public offering, selling 5,000 shares of its common stock at a public offering price of $15.00 per share. On November 26, 2012, the Company sold an additional 750 shares at $15.00 per share pursuant to the underwriters’ exercise of the over-allotment option.
(2)	On July 22, 2013, the Company completed a public offering of 4,000 shares of its common stock at a public offering price of $14.05 per share. On August 20, 2013 the Company sold an additional 225 shares of its common stock at a public offering price of $14.05 per share pursuant to the underwriters’ partial exercise of the over-allotment option.

See Notes to Consolidated Financial Statements.

S-F-5

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Year Ended December 31,
	2014	2013	2012(1)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,909	$9,766	$950
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation on investments	1,537	(815)	(160)
Net change in unrealized appreciation (depreciation) on secured borrowings	(72)	(54)	—
Net realized (gain) loss on investments	(299)	(247)	—
Payment-in-kind interest income	(1,054)	(229)	—
Net accretion of discounts and amortization of premiums	(689)	(261)	(8)
Proceeds from principal payments and sales of investments	107,073	65,165	11,898
Purchases of investments	(132,183)	(138,781)	(144,482)
Amortization of deferred financing costs	576	479	86
Changes in operating assets and liabilities:
Interest receivable	(314)	(135)	(503)
Other assets	(453)	(263)	(166)
Payable for open trades	(281)	281	—
Interest payable	5	188	51
Management fees payable	205	527	318
Incentive fees payable	73	1,061	6
Accounts payable and accrued expenses	450	433	222
Net cash provided by (used in) operating activities	(11,517)	(62,885)	(131,788)
Cash flows from financing activities
Borrowings on credit facility	90,800	109,500	58,000
Repayments of credit facility	(84,500)	(88,500)	(3,000)
SBA debentures borrowings	20,000	—	—
Payments of deferred financing costs	(964)	(820)	(1,836)
Proceeds from secured borrowings	—	10,000	—
Repayments on secured borrowings	(3,863)	(2,003)	—
Proceeds from shares sold, net of underwriting costs	—	56,690	84,629
Repurchases of common stock	(5,794)	(472)	—
Offering costs paid	—	(667)	—
Stockholder distributions paid (net of stock issued under dividend reinvestment plan of $0, $417 and $0, respectively)	(13,028)	(10,300)	(1,955)
Net cash provided by (used in) financing activities	2,651	73,428	135,838
Net increase (decrease) in cash	(8,866)	10,543	4,050
Cash, beginning of period	14,603	4,060	10
Cash, end of period	$5,737	$14,603	$4,060
Supplemental disclosure of cash flow information:
Cash interest paid during the period	$3,261	$1,774	$167

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

See Notes to Consolidated Financial Statements.
S-F-6

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/ Shares	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Senior Secured Loans
Alora Pharmaceuticals, LLC(e)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	$11,282	$11,082	$11,277	8.4%
Alora Pharmaceuticals, LLC (Revolver)(f)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	1,336	—	—	0.0%
American Community Homes, Inc.(g)	Banking, Finance, Insurance & Real Estate	L+8.00%	9.50%	7/22/2019	6,667	6,506	6,577	4.9%
American Community Homes, Inc.(g)	Banking, Finance, Insurance & Real Estate	L+12.50%	9.50% Cash/4.50% PIK	7/22/2019	3,366	3,286	3,404	2.5%
BCC Software, LLC(h)	High Tech Industries	L+8.00%	9.00%	6/20/2019	2,962	2,922	2,973	2.2%
BCC Software, LLC (Revolver)(f)	High Tech Industries	L+8.00%	9.00%	6/20/2019	469	—	—	0.0%
BookIt Operating LLC(i)	Hotels, Gaming & Leisure	L+14.50%	14.00% Cash/2.00% PIK	1/10/2019	5,655	5,525	5,477	4.1%
Cornerstone Detention Products, Inc.(j)	Construction and Building	L+9.50%	9.50% Cash/1.00% PIK	4/8/2019	4,663	4,581	4,633	3.5%
Cornerstone Detention Products, Inc. (Revolver)(f)	Construction and Building	L+8.50%	9.50%	4/8/2019	400	—	—	0.0%
Cytovance Biologics, Inc.(h)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	10/24/2019	2,000	1,952	1,995	1.5%
Cytovance Biologics, Inc. (Revolver)(f)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	10/24/2019	1,143	286	286	0.2%
Cytovance Biologics, Inc. (Capex)(f)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	10/24/2019	1,143	—	—	0.0%
EB Employee Solutions, LLC(h)	Services: Business	L+8.50%	10.00%	2/28/2019	3,950	3,860	3,930	2.9%
Fineline Technologies, Inc.	Consumer Goods: Non-Durable	L+6.75%	8.00%	5/6/2017	5,188	5,186	5,234	3.9%
Landpoint, LLC	Energy: Oil & Gas	L+12.75%	12.00% Cash/2.25% PIK (p)	12/20/2018	4,750	4,650	4,698	3.5%
Landpoint, LLC (Revolver)(f)	Energy: Oil & Gas	L+10.50%	12.00%	12/20/2018	313	—	—	0.0%
L.A.R.K. Industries, Inc.	Construction and Building	L+10.00%	11.50%	9/3/2019	6,993	6,827	7,004	5.2%
Luxury Optical Holdings Co.	Retail	L+9.00%	9.00% Cash/1.00% PIK	9/12/2019	4,002	3,926	4,000	3.0%
Luxury Optical Holdings Co. (Revolver)(f)	Retail	L+8.00%	9.00%	9/12/2019	273	—	—	0.0%
Miles Media Group LLC	Hotels, Gaming & Leisure	L+8.50%	9.50%	9/12/2019	3,980	3,904	3,996	3.0%
Miles Media Group LLC (Delayed Draw)(f)(k)	Hotels, Gaming & Leisure	L+8.50%	9.50%	9/12/2019	1,600	—	—	0.0%
Miles Media Group LLC (Revolver)(f)	Hotels, Gaming & Leisure	L+8.50%	9.50%	9/12/2019	320	160	160	0.1%
O’Brien Industrial Holdings, LLC	Metals & Mining	L+11.50%	11.00% Cash/2.00% PIK	5/13/2019	6,567	6,420	6,563	4.9%
O’Brien Industrial Holdings, LLC (Revolver)(f)	Metals & Mining	L+9.50%	11.00%	5/13/2019	2,844	—	—	0.0%
Pacific Labs, LLC(h)	Healthcare & Pharmaceuticals	L+10.50%	11.50%	10/28/2019	5,466	5,346	5,493	4.1%
Pacific Labs, LLC (Delayed Draw)(k)	Healthcare & Pharmaceuticals	L+10.50%	11.50%	10/28/2019	1,833	—	—	0.0%
PD Products, LLC	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/4/2018	13,126	12,979	13,093	9.8%
PD Products, LLC (Revolver)(f)	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/4/2018	2,500	1,225	1,224	0.9%
Rocket Dog Brands LLC(g)	Consumer Goods: Non-Durable	n/a	10.00%	5/2/2019	1,007	1,007	1,007	0.8%
SHI Holdings, Inc.(h)	Healthcare & Pharmaceuticals	L+9.25%	9.42%	7/10/2019	2,925	2,858	2,919	2.2%
SHI Holdings, Inc. (Revolver)(f)	Healthcare & Pharmaceuticals	L+9.25%	9.42%	7/10/2019	818	355	355	0.3%
SNI Companies(l)	Services: Business	L+8.00%	9.00%	12/31/2018	6,072	5,953	6,075	4.5%
SNI Companies (Revolver)(f)	Services: Business	L+8.00%	9.00%	12/31/2018	1,250	750	750	0.6%
Summit Container Corporation(g)(h)	Containers, Packaging & Glass	L+9.00%	11.00%	1/6/2019	3,800	3,712	3,838	2.9%
TRG, LLC	Hotels, Gaming & Leisure	L+17.92%	11.00% cash/7.92% PIK (q)	12/23/2019	3,010	2,950	2,950	2.2%
TRG, LLC (Revolver)(f)	Hotels, Gaming & Leisure	L+10.00%	11.00%	12/23/2019	131	—	—	0.0%
TRG, LLC (Delayed Draw)(f)(k)	Hotels, Gaming & Leisure	L+10.00%	11.00%	12/23/2019	790	—	—	0.0%
West World Media, LLC	Media: Diversified & Production	L+11.00%	9.00% Cash/3.00% PIK	5/8/2019	7,743	7,599	7,747	5.8%

See Notes to Consolidated Financial Statements.

S-F-7

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/ Shares	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Yandy Holding, LLC	Retail	L+9.00%	10.00%	9/30/2019	$6,500	$6,406	$6,503	4.9%
Yandy Holding, LLC (Revolver)(f)	Retail	L+9.00%	10.00%	9/30/2019	907	—	—	0.0%
Total Senior Secured Loans					139,744	122,213	124,161	92.8%
Unitranche Loans
Accutest Corporation	Services: Business	L+7.50%	9.00%	6/5/2018	7,435	7,243	6,952	5.2%
Collaborative Neuroscience Network, LLC(n)	Healthcare & Pharmaceuticals	L+11.50%	13.00%	12/27/2017	8,057	7,936	7,602	5.7%
Conisus, LLC	Media Advertising, Printing & Publishing	L+7.00%	8.25%	12/27/2017	10,660	10,412	10,628	7.9%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+12.50%	11.50% Cash/ 2.00% PIK	4/17/2017	3,645	3,645	3,665	2.7%
Escort Holdings Corp.	Consumer Goods: Durable	L+9.00%	9.50%	10/7/2018	14,711	14,487	14,630	10.9%
Fabco Automotive Corporation	Automotive	L+9.25%	10.25%	4/3/2017	8,062	8,005	5,482	4.1%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.00%	11.50%	7/17/2017	3,000	3,000	3,060	2.3%
Gracelock Industries, LLC	Wholesale	L+12.05%	11.00% Cash/ 2.55% PIK (r)	5/7/2019	5,604	5,466	5,624	4.2%
Incipio Technologies, Inc.(h)	Consumer Goods: Non-Durable	L+6.00%	7.00%	12/26/2019	5,500	5,363	5,362	4.0%
MooreCo, Inc.	Consumer Goods: Durable	L+13.50%	12.50% Cash/2.50% PIK	12/27/2017	4,605	4,532	4,651	3.5%
Output Services Group, Inc.	Services: Business	L+10.00%	10.50% cash/1.00% PIK	12/17/2018	11,929	11,696	11,911	8.9%
Playtime, LLC(n)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	6,277	6,197	5,540	4.1%
The Tie Bar Operating Company, LLC	Retail	L+8.50%	9.75%	6/25/2018	5,100	4,995	5,108	3.8%
TPP Acquisition, Inc.(m)	Retail	L+13.00%	12.50% Cash/2.00% PIK	12/17/2017	6,698	6,603	6,420	4.8%
Total Unitranche Loans					101,283	99,580	96,635	72.1%
Junior Secured Loans
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	3,594	3,569	3,593	2.7%
CSM Bakery Supplies LLC	Beverage, Food & Tobacco	L+7.75%	8.75%	7/3/2021	3,000	2,990	2,900	2.2%
Pre-Paid Legal Services, Inc. (Legal Shield)	Services: Consumer	L+8.50%	9.75%	7/1/2020	3,000	2,973	2,940	2.2%
Rocket Dog Brands LLC(g)	Consumer Goods: Non-Durable	n/a	15.00% PIK	5/2/2020	1,444	1,444	1,370	1.0%
Total Junior Secured Loans					11,038	10,976	10,803	8.1%
Equity Securities
American Community Homes, Inc. (warrant to purchase up to 10.0% of the equity)(g)	Banking, Finance, Insurance & Real Estate	—	—	10/9/2024	—	—	182	0.1%
BookIt Operating LLC (warrant to purchase up to 4.2% of the equity)(o)	Hotels, Gaming & Leisure	—	—	12/21/2023	—	—	436	0.3%
Collaborative Neuroscience Network, LLC (warrant to purchase up to 1.67 LLC units)(o)	Healthcare & Pharmaceuticals	—	—	12/27/2022	—	—	2	0.0%
Monte Nido Residential Center, LLC – Class A Units Common Units (1,762 units)(o)	Services: Consumer	—	—	—	—	74	74	0.1%
O’Brien Industrial Holdings, LLC (warrants to purchase up to 2.44% of certain affiliated entities of the company)(o)	Metals & Mining	—	—	5/13/2024	—	—	—	0.0%
Output Services Group, Inc. (warrant to purchase up to 3.89% of the common stock)(o)	Services: Business	—	—	12/17/2022	—	—	617	0.5%
Playtime, LLC – Preferred Units (8,665 units)(o)	Hotels, Gaming & Leisure	—	—	—	—	200	96	0.1%

See Notes to Consolidated Financial Statements.

S-F-8

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate		Maturity	Principal/ Shares	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Rocket Dog Brands LLC – Common Units (75,502 units)(g)	Consumer Goods: Non-Durable	—	—		—	$—	$—	$—	0.0%
Rocket Dog Brands LLC – Preferred Units (10 units)(g)	Consumer Goods: Non-Durable	—	15.00% PIK	(s)	—	—	967	77	0.1%
Summit Container Corporation (warrant to purchase up to 19.50% of the equity)(g)	Containers, Packaging & Glass	—	—		1/6/2014	—	—	141	0.1%
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)(o)	Retail	—	—		—	—	87	110	0.1%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)(o)	Retail	—	—		—	—	1	—	0.0%
TPP Acquisition, Inc. (829 shares of common stock)(m)	Retail	—	—		—	—	—	201	0.0%
Total Equity Securities						—	1,329	1,936	1.4%
TOTAL INVESTMENTS							$234,098	$233,535	174.4%

(a)	All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940. All investments are non-controlled/non-affiliate company investments, unless otherwise noted.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2014. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $133,738 as of December 31, 2014.
(e)	A portion of this loan (principal of $4,656) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.
(f)	All or a portion of this commitment was unfunded at December 31, 2014. As such, interest is earned only on the funded portion of this commitment.
(g)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns five percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control.)
(h)	All of this loan is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.
(i)	A portion of this loan (principal of $2,939) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.
(j)	A portion of this loan (principal of $2,798) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.
(k)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(l)	A portion of this loan (principal of $3,238) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.

See Notes to Consolidated Financial Statements.

S-F-9

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2014
(in thousands, except for units)

(m)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company as it owns 25% percent or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.
(n)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire unitranche loan asset remains in the Consolidated Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(o)	Represents less than 5% ownership of the class and the portfolio company.
(p)	The PIK portion of the interest rate for Landpoint, LLC is structured as a guaranteed fee paid upon the termination of the commitment. The fee accrues at 2.25% per annum and is subject to a minimum payment upon termination of $338.
(q)	A portion of the PIK interest rate for TRG, LLC is structured as a guaranteed fee paid upon the termination of the commitment. The fee accrues at 5.92% per annum and is subject to an estimated minimum payment upon termination of $891.
(r)	The PIK portion of the interest rate for Gracelock Industries, LLC is structured as a fee paid upon the termination of the commitment. The fee accrues at 2.55% per annum.
(s)	This position includes a PIK dividend and is currently on non-accrual status.

n/a — not applicable

See Notes to Consolidated Financial Statements.

S-F-10

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/ Shares	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Senior Secured Loans
Alliance Time Holdings, LLC	Retail	L+11.50%	10.00% Cash/3.00% PIK	12/24/2018	$10,000	$9,751	$9,750	7.1%
Alora Pharmaceuticals, LLC(e)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	11,964	11,707	11,874	8.6%
Alora Pharmaceuticals, LLC (Revolver)(f)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	1,336	—	—	0.0%
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.00%	6.00%	2/9/2018	2,910	2,910	2,821	2.0%
Fineline Technologies, Inc.	Consumer Goods: Non-Durable	L+6.75%	8.00%	5/6/2017	5,350	5,348	5,350	3.9%
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	L+4.25%	5.25%	7/26/2018	748	745	756	0.5%
Hoffmaster Group, Inc.	Consumer Goods: Non-Durable	L+5.25%	6.50%	1/3/2018	1,000	986	1,001	0.7%
Keystone Automotive Holdings, Inc.	Automotive	L+5.75%	7.00%	8/15/2019	4,988	4,915	4,987	3.6%
Landpoint, LLC(g)	Energy: Oil & Gas	L+11.00%	9.50% Cash/2.25% PIK	12/20/2018	5,000	4,875	4,875	3.5%
Landpoint, LLC (Revolver)(f)	Energy: Oil & Gas	L+8.00%	9.50%	12/20/2018	313	—	—	0.0%
Latisys Holdings Corp.	High Tech Industries	L+5.25%	6.50%	3/6/2019	1,990	1,983	1,989	1.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,714	3,714	3,714	2.7%
Output Services Group, Inc.	Services: Business	L+8.00%	9.50%	12/17/2018	7,000	6,843	6,843	5.0%
Output Services Group, Inc. (Revolver)	Services: Business	L+4.50%	4.66%	12/17/2018	778	778	760	0.6%
PD Products, LLC (Revolver)	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/4/2018	425	425	425	0.3%
PD Products, LLC	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/4/2018	14,000	13,811	14,056	10.2%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,158	3,127	3,158	2.3%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,668	1.2%
Rocket Dog Brands, LLC	Consumer Goods: Non-Durable	P+10.50%	13.75%	3/31/2014	201	201	157	0.1%
Rocket Dog Brands, LLC	Consumer Goods: Non-Durable	P+10.50%	13.75%	3/31/2014	3,082	3,082	2,415	1.7%
Surgical Specialties Corporation (US), Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	8/22/2018	4,875	4,828	4,912	3.6%
Trico Products Corporation	Automotive	L+4.75%	6.25%	7/22/2016	2,919	2,906	2,904	2.1%
Willbros Group, Inc.	Construction and Building	L+9.75%	11.00%	8/7/2019	998	963	1,012	0.7%
Zest Holdings, LLC	Consumer Goods: Durable	L+5.50%	6.50%	8/16/2020	3,554	3,491	3,536	2.6%
Total Senior Secured Loans					91,970	89,039	88,963	64.4%
Unitranche Loans
Accutest Corporation	Services: Business	L+7.50%	9.00%	6/5/2018	7,725	7,498	7,891	5.7%
Collaborative Neuroscience Network, LLC(h)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	9,500	9,321	9,510	6.9%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.00%	8.25%	12/27/2017	10,660	10,336	10,724	7.8%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,487	4,487	4,271	3.1%
Escort Holdings Corp.	Consumer Goods: Durable	L+9.00%	9.50%	10/7/2018	15,000	14,744	15,053	10.9%
Fabco Automotive Corporation	Automotive	L+8.25%	9.25%	4/3/2017	8,063	7,993	7,207	5.2%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	7,098	5.1%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.25%	11.75%	7/17/2017	3,000	3,000	3,060	2.2%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,313	4,313	3,970	2.9%
MooreCo, Inc.	Consumer Goods: Durable	L+13.50%	12.50% Cash/2.50% PIK	12/27/2017	5,173	5,066	5,217	3.8%
Playtime, LLC(h)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	6,977	6,863	6,998	5.0%
The Tie Bar Operating Company, LLC	Retail	L+8.50%	9.75%	6/25/2018	5,100	4,979	5,087	3.7%
TPP Acquisition, Inc.(h)	Retail	L+9.00%	10.50%	12/17/2017	6,120	5,994	6,193	4.5%
Update, Inc.	Services: Business	L+7.75%	9.25%	3/14/2018	3,998	3,919	3,938	2.8%
Total Unitranche Loans					97,116	95,513	96,217	69.6%

See Notes to Consolidated Financial Statements.

S-F-11

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
December 31, 2013
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/ Shares	Amortized Cost	Fair Value(c)	% of Net Assets(d)
Junior Secured Loans
Clondalkin Acquisition B.V.	Containers, Packaging & Glass	L+8.75%	10.00%	11/30/2020	$2,000	$1,962	$1,980	1.4%
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	2,969	2,941	2,992	2.2%
CSM Bakery Supplies LLC	Beverage, Food & Tobacco	L+7.50%	8.50%	7/3/2021	3,000	2,984	3,034	2.2%
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	L+8.25%	9.25%	1/26/2019	750	743	758	0.6%
Pre-Paid Legal Services, Inc. (Legal Shield)	Services: Consumer	L+8.50%	9.75%	7/1/2020	3,000	2,961	3,030	2.2%
Road Infrastructure Investment, LLC	Chemicals, Plastics & Rubber	L+9.00%	10.25%	9/30/2018	1,000	996	1,012	0.7%
StoneRiver Group, L.P.	Services: Business	L+7.25%	8.50%	5/30/2020	329	328	333	0.2%
SumTotal Systems LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,750	2,718	2,716	2.0%
TriNet Group Inc.	Services: Business	L+7.75%	8.75%	8/19/2019	5,000	4,902	4,958	3.6%
US Renal Care, Inc.	Healthcare & Pharmaceuticals	L+7.50%	8.50%	1/3/2020	1,500	1,497	1,522	1.1%
Total Junior Secured Loans					22,298	22,032	22,335	16.2%
Equity Securities(i)
Collaborative Neuroscience Network, LLC (warrant to purchase up to 1.67 LLC units)	Healthcare & Pharmaceuticals	—	—	12/27/2022	—	—	—	0.0%
Monte Nido Residential Center, LLC – Class A Units Common Units (1,762 units)	Services: Consumer	—	—	—	—	74	74	0.1%
Output Services Group, Inc. (warrant to purchase up to 3.89% of the common stock)	Services: Business	—	—	12/17/2022	—	—	—	0.0%
Playtime, LLC – Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.1%
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	Retail	—	—	—	—	86	127	0.1%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	Retail	—	—	—	—	1	4	0.0%
Total Equity Securities					—	361	405	0.3%
TOTAL INVESTMENTS						$206,945	$207,920	150.6%

(a)	All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940 except for Clondalkin Acquisition B.V., which is based in the Netherlands, and Willbros Group Inc., which is a public company with aggregate market value of outstanding equity in excess of $250,000. Nonqualified assets totaled $2,992, or 1.3% of the total assets at December 31, 2013. As of December 31, 2013, all investments are non-controlled/non-affiliate company investments.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $138,092 as of December 31, 2013.
(e)	A portion of this loan (principal of $4,938) is held in the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP and is therefore not collateral to the Company’s revolving credit facility discussed in Note 7 in the accompanying notes to the consolidated financial statements.
(f)	The entire commitment was unfunded at December 31, 2013. As such, no interest is being earned on this investment.
(g)	The PIK portion of the interest rate for Landpoint, LLC is structured as a guaranteed fee paid upon the termination of the commitment. The fee accrues at 2.25% per annum and is subject to a minimum payment upon termination of $337,500.
(h)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire unitranche loan asset remains in the Schedule of Investments. (See Note 7 in the accompanying notes to the consolidated financial statements.)
(i)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements.

S-F-12

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” and together with its subsidiaries, the “Company”) was formed in February 2011 to act as an externally-managed nondiversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (“MC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 28, 2014, the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MRCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013. As of December 31, 2014, MRCC SBIC had $20,000 in regulatory and leveragable capital and $20,000 in SBA-guaranteed debentures outstanding. Additionally, as of December 31, 2014, MRCC had received a commitment letter for an additional $20,000 in SBA-guaranteed debentures. See Note 7 for additional information.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 —  Financial Services — Investment Companies.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As permitted under Regulation S-X and ASC Topic 946 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, MRCC SBIC and its wholly-owned general partner MRCC SBIC GP, LLC, in its consolidated financial statements beginning with the commencement of their operations in September 2013.

Fair Value of Financial Instruments

The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair

S-F-13

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The Company believes that the carrying value of its revolving credit facility approximates the fair value.

Revenue Recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income: Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records prepayment fees and amendment fees on loans as interest income in the period earned. For the years ended December 31, 2014 and 2013, interest income included $1,505 and $375 of prepayment and amendment fees. Dividend income is recorded as dividends when declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

Loan origination fees, original issue discount and market discount or premiums are capitalized, and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Unamortized discounts and loan origination fees totaled $4,002 and $3,151 as of December 31, 2014 and 2013, respectively. Upfront loan origination and closing fees received for the years ended December 31, 2014 and 2013 totaled $3,310 and $2,752, respectively. For the years ended December 31, 2014, 2013 and 2012, interest income included $689, $261 and $8 of accretion of loan origination fees, original issue discounts and market discounts or premiums. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. For the years ended December 31, 2014, 2013 and 2012, interest income included $952, $426 and zero of unamortized discount or loan origination fees recorded as interest income upon prepayment of a loan or debt security.

The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the years ended December 31, 2014, 2013 and 2012, interest income included $1,054, $229 and zero of PIK interest, respectively. The Company stops accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Investment transactions are recorded on a trade-date basis. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Realized gains and loss are recorded within net realized gain (loss) on investments in the consolidated statements of operations. Changes in the fair value of investments from the prior period, as determined by the

S-F-14

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, are included within net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Non-accrual: Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current. During the years ended December 31, 2014, 2013 and 2012, no loans were on non-accrual status. During the year ended December 31, 2014, the Company’s investments in one portfolio company were restructured and as part of the restructuring the Company received preferred units with a stated PIK dividend rate. These preferred units were placed on non-accrual status at the time of the restructuring. There were no other portfolio company investments on non-accrual status for the years ended December 31, 2014, 2013 and 2012.

Partial loan sales: The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”), when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. Changes in the fair value of secured borrowings from the prior period, as determined by the Board through the application of the Company’s valuation policy, are included as changes in unrealized appreciation (depreciation) on secured borrowings in the consolidated statements of operations. See Note 7 “Secured Borrowings” for additional information.

Distributions

Distributions to common stockholders are recorded on the record date. The amount, if any, to be distributed, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in

S-F-15

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 9 regarding distributions.

Earnings per Share

In accordance with the provisions of ASC Topic 260 — “Earnings per Share” (“ASC Topic 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. The weighted-average shares outstanding utilized in the calculation of earnings per share for the years ended December 31, 2014 and 2013 take into account the Company’s repurchases of its common stock on the repurchase date. There were no stock repurchases during the year ended December 31, 2012. See Note 10 for additional information on the Company’s share repurchase plan. For the years presented in these consolidated financial statements, there were no potentially dilutive common shares issued.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash

The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2014 and 2013, the Company had deferred financing costs of $2,479, and $2,091, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization of deferred financing costs for the years ended December 31, 2014, 2013 and 2012 was $576, $479 and $86, respectively.

Offering Costs

Offering costs include, among other things, fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Offering costs are charged against the proceeds from equity offerings within the consolidated statements of changes in net assets. As of December 31, 2014 and 2013, other assets on the consolidated statements of assets and liabilities included $341 and zero, respectively, of deferred offering costs which will be charged against the proceeds from further equity offerings when received.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment available to RICs. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes

S-F-16

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. To the extent that the Company determines that its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax, if any, calculated as 4% of the estimated excess taxable income as taxable income is earned. For the years ended December 31, 2014, 2013 and 2012, $70, zero and zero was recorded within general and administrative expenses for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through December 31, 2014. The 2014, 2013 and 2012 tax years remain subject to examination by U.S. federal and state tax authorities.

Recent Accounting Pronouncements

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

Note 3. Investments

The following table shows the composition of the investment portfolio, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2014		December 31, 2013
Amortized Cost:
Senior secured loans	$122,213	52.2%	$89,039	43.0%
Unitranche loans	99,580	42.5	95,513	46.2
Junior secured loans	10,976	4.7	22,032	10.6
Equity securities	1,329	0.6	361	0.2
Total	$234,098	100.0%	$206,945	100.0%
Fair Value:
Senior secured loans	$124,161	53.2%	$88,963	42.8%
Unitranche loans	96,635	41.4	96,217	46.3
Junior secured loans	10,803	4.6	22,335	10.7
Equity securities	1,936	0.8	405	0.2
Total	$233,535	100.0%	$207,920	100.0%

S-F-17

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value (with corresponding percentage of total portfolio investments). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	December 31, 2014		December 31, 2013
Amortized Cost:
West	$76,642	32.7%	$73,674	35.6%
Southeast	55,136	23.6	45,455	22.0
Midwest	45,434	19.4	23,043	11.1
Northeast	26,077	11.1	21,268	10.3
Southwest	23,566	10.1	24,819	8.1
Mid-Atlantic	7,243	3.1	16,724	12.0
International	—	—	1,962	0.9
Total	$234,098	100.0%	$206,945	100.0%
Fair Value:
West	$73,055	31.3%	$73,185	35.2%
Southeast	56,164	24.1	45,904	22.1
Midwest	46,348	19.8	23,507	12.2
Northeast	27,178	11.6	21,175	11.2
Southwest	23,838	10.2	25,428	10.2
Mid-Atlantic	6,952	3.0	16,741	8.1
International	—	—	1,980	1.0
Total	$233,535	100.0%	$207,920	100.0%

The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2014		December 31, 2013
Amortized Cost:
Healthcare & Pharmaceuticals	$29,814	12.7%	$30,263	14.6%
Services: Business	29,502	12.6	28,580	13.8
Consumer Goods: Non-Durable	28,170	12.0	23,852	11.5
Retail	22,017	9.4	20,811	10.1
Consumer Goods: Durable	19,020	8.1	23,301	11.3
Hotels, Gaming & Leisure	18,936	8.1	7,063	3.4
Banking, Finance, Insurance & Real Estate	16,361	7.0	7,428	3.6
Construction & Building	11,409	4.9	964	0.4
Media: Advertising, Printing & Publishing	10,412	4.5	17,336	8.4
Automotive	8,005	3.4	15,814	7.6
Media: Diversified & Production	7,599	3.3	—	—
Metals & Mining	6,420	2.7	—	—
Wholesale	5,466	2.3	—	—
Energy: Oil & Gas	4,650	2.0	4,875	2.4
Containers, Packaging & Glass	3,712	1.6	1,962	0.9

S-F-18

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

	December 31, 2014		December 31, 2013
Capital Equipment	3,645	1.6	4,487	2.2
Services: Consumer	3,048	1.3	3,036	1.5
Beverage, Food & Tobacco	2,990	1.3	2,984	1.4
High Tech Industries	2,922	1.2	9,479	4.6
Telecommunications	—	—	3,714	1.8
Chemicals, Plastics & Rubber	—	—	996	0.5
Total	$234,098	100.0%	$206,945	100.0%
Fair Value:
Healthcare & Pharmaceuticals	$29,929	12.8%	$30,639	14.7%
Services: Business	29,618	12.7	28,692	13.8
Consumer Goods: Non-Durable	27,367	11.7	23,404	11.3
Retail	22,342	9.6	21,161	10.2
Consumer Goods: Durable	19,281	8.3	23,805	11.4
Hotels, Gaming & Leisure	18,655	8.0	7,198	3.4
Banking, Finance, Insurance & Real Estate	16,815	7.2	7,566	3.6
Construction & Building	11,637	5.0	1,012	0.5
Media: Advertising, Printing & Publishing	10,628	4.5	17,822	8.6
Media: Diversified & Production	7,747	3.3	—	—
Metals & Mining	7,180	3.1	—	—
Wholesale	5,624	2.4	—	—
Automotive	5,483	2.3	15,100	7.2
Energy: Oil & Gas	4,698	2.0	4,875	2.3
Containers, Packaging & Glass	3,979	1.7	1,980	1.0
Capital Equipment	3,665	1.6	4,271	2.1
Services: Consumer	3,014	1.3	3,104	1.5
High Tech Industries	2,973	1.3	9,530	4.6
Beverage, Food & Tobacco	2,900	1.2	3,034	1.5
Telecommunications	—	—	3,714	1.8
Chemicals, Plastics & Rubber	—	—	1,013	0.5
Total	$233,535	100.0%	$207,920	100.0%

Note 4. Fair Value Measurements

The Company values all investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

S-F-19

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company;
•	the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;
•	the audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	the Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value

S-F-20

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, assumptions utilized in the valuation are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

The accompanying consolidated schedules of investments held by the Company consist primarily of private debt instruments (“Level 3 debt”). Management generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The contractual interest rates on the loans range from 7.00% to 18.92% at December 31, 2014 and 4.66% to 15.00% at December 31, 2013. The maturity dates on the loans outstanding at December 31, 2014 range between April 2017 and July 2021. Management evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral.

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. This evaluation will be updated quarterly for Level 3 debt instruments that are performing and are not performing, respectively, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by the Company.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio

S-F-21

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, the Company prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Company considers various factors including, but not limited to, the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings within net change in unrealized (appreciation) depreciation on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. The Company consults with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Fair Value Disclosures

The following table presents fair value measurements of investments and secured borrowings, by major class, as of December 31, 2014, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$124,161	$124,161
Unitranche loans	—	—	96,635	96,635
Junior secured loans	—	—	10,803	10,803
Equity securities	—	—	1,936	1,936
Total Investments	$—	$—	$233,535	$233,535
Secured borrowings	$—	$—	$4,008	$4,008

S-F-22

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The following table presents fair value measurements of investments and secured borrowings, by major class, as of December 31, 2013, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
Senior secured loans	$—	$—	$88,963	$88,963
Unitranche loans	—	—	96,217	96,217
Junior secured loans	—	—	22,335	22,335
Equity securities	—	—	405	405
Total Investments	$—	$—	$207,920	$207,920
Secured borrowings	$—	$—	$7,943	$7,943

The following table provides a reconciliation of the beginning and ending balances for investments and secured borrowings that use Level 3 inputs for the years ended December 31, 2014 and 2013:

	Investments
	Senior secured loans	Unitranche loans	Junior secured loans	Equity securities	Total Investments	Secured borrowings
Balance as of December 31, 2013	$88,963	$96,217	$22,335	$405	$207,920	$7,943
Reclassifications(1)	(9,879)	7,603	1,309	967	—
Net change in unrealized appreciation (depreciation) on investments	2,007	(3,629)	(479)	564	(1,537)	—
Net realized gain (loss) on investments	169	—	130	—	299	—
Purchases of investments and other adjustments to cost(2)	102,499	18,254	13,173	—	133,926	—
Proceeds from principal payments and sales on investments(3)	(59,598)	(21,810)	(25,665)	—	(107,073)	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	—	—	(72)
Proceeds from secured borrowings	—	—	—	—	—	—
Repayments on secured borrowings	—	—	—	—	—	(3,863)
Balance as of December 31, 2014	$124,161	$96,635	$10,803	$1,936	$233,535	$4,008

	Investments
	Senior secured loans	Unitranche loans	Junior secured loans	Equity securities	Total Investments	Secured borrowings
Balance as of December 31, 2012	$45,332	$75,487	$11,662	$271	$132,752	$—
Net change in unrealized appreciation (depreciation) on investments	154	415	203	43	815	—
Net realized gain (loss) on investments	196	38	13	—	247	—
Purchases of investments and other adjustments to cost(2)	83,290	37,296	18,554	131	139,271	—
Proceeds from principal payments and sales on investments(3)	(40,009)	(17,019)	(8,097)	(40)	(65,165)	—
Net change in unrealized appreciation (depreciation) on secured borrowings	—	—	—	—	—	(54)
Proceeds from secured borrowings	—	—	—	—	—	10,000
Repayments on secured borrowings	—	—	—	—	—	(2,003)
Balance as of December 31, 2013	$88,963	$96,217	$22,335	$405	$207,920	$7,943
S-F-23

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

(1)	Represents non-cash reclassifications of investment type due to restructuring of the investments in portfolio companies.
(2)	Includes purchases of new investments, effects of refinancing and restructurings, premium and discount accretion and amortization and PIK interest.
(3)	Represent net proceeds from investments sold and principal paydowns received.

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations within net change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2014, attributable to Level 3 investments still held at December 31, 2014 was ($1,409). The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations within net change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2013, attributable to Level 3 investments still held at December 31, 2013 was $848. The total change in unrealized (appreciation) depreciation included in the consolidated statements of operations within net change in unrealized (appreciation) depreciation on secured borrowings for the year ended December 31, 2014, attributable to Level 3 investments still held at December 31, 2014 was $68. The total change in unrealized (appreciation) depreciation included in the consolidated statements of operations within net change in unrealized (appreciation) depreciation on secured borrowings for the year ended December 31, 2013, attributable to Level 3 investments still held at December 31, 2013 was $54. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of Level 3 as of the beginning of the period which the reclassifications occur. There were no transfers among Levels 1, 2 and 3 during the years ended December 31, 2014 and 2013.

Significant Unobservable Inputs

ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner. The tables below are not intended to be all-inclusive, but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

S-F-24

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2014 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$120,204		Discounted cash flow	EBITDA multiples	6.8x	3.5x	11.0x
				Market yields	12.2%	7.4%	18.0%
Senior secured loans	$1,007		Enterprise value	Revenue multiples	0.5x	0.5x	0.5x

Unitranche loans	$79,370		Discounted cash flow	EBITDA multiples	7.0x	5.0x	10.0x
				Market yields	13.5%	9.0%	19.1%
Unitranche loans	$6,420		Enterprise value	EBITDA multiples	3.8x	3.5x	4.0x
Unitranche loans	$5,483		Combination of discounted cash flow and enterprise value	EBITDA multiples	5.3x	5.0x	5.5x
				Market yields	25.5%	22.8%	28.3%
Junior secured loans	$1,370		Enterprise value	Revenue multiples	0.5x	0.5x	0.5x
Equity securities	$1,862		Enterprise value	EBITDA multiples	6.3x	3.5x	10.0x
Total Level 3 Assets	$215,716	(1)
Liabilities:
Secured borrowings	$4,008		Discounted cash flow	Market yields	6.6%	3.5%	9.9%

(1)	Excludes loans of $17,819 at fair value where a valuation is obtained from a third-party pricing service for which such disclosure is not required.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows:

	Fair Value		Valuation Technique	Unobservable Input	Mean	Range
						Minimum	Maximum
Assets:
Senior secured loans	$43,066		Discounted cash flow	EBITDA multiples	7.7x	5.0x	10.5x
				Market yields	10.2%	6.2%	14.3%
Senior secured loans	2,572		Enterprise value	EBITDA multiples	6.6x	6.2x	6.9x
Unitranche loans	96,217		Discounted cash flow	EBITDA multiples	7.3x	3.5x	12.3x
				Market yields	13.3%	8.8%	21.6%
Equity securities	$405		Market comparable companies	EBITDA multiples	9.3x	7.8x	10.0x
Total Level 3 Assets	$142,260	(1)
Liabilities:
Secured borrowings	$7,943		Discounted cash flow	Market yields	4.4%	3.3%	6.2%

(1)	Excludes loans of $65,660 at fair value where a valuation is obtained from a third-party pricing service for which such disclosure is not required.

S-F-25

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of the comparable guideline public companies. The Company selects a population of public companies for each investment with similar operations and attributes of the portfolio company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Significant increases (decreases) in the multiple will result in an increase (decrease) in enterprise value, resulting in an increase (decrease) in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases (decreases) in the discount rate would result in a decrease (increase) in the fair value estimate of the investment. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if applicable. The Company believes that the carrying value of its revolving credit facility approximates fair value. SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of December 31, 2014, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $20.0 million, which is the same as the Company’s carrying value of the SBA debentures.

S-F-26

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5. Transactions with Affiliated Companies

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliated company is a company in which the Company has ownership of more than 25% of its voting securities. Transactions related to our investments with affiliates for the year ended December 31, 2014 were as follows:

Portfolio Company	Fair Value at December 31, 2013	Transfers in due to restructuring	Purchases (cost)	Sales and paydowns (cost)	PIK interest (cost)	Discount accretion	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Fair Value at December 31, 2014	Interest Income	Dividend Income
Non-controlled affiliate company investments(1):
American Community Homes, Inc	$—	$—	$9,750	$—	$33	$9	$—	$371	$10,163	244	$—
Rocket Dog Brands LLC(2)	—	2,433	—	—	135	—	—	(114)	2,454	203	—
Summit Container Corporation	—	—	8,193	(4,498)	—	17	—	267	3,979	478	—
Total non-controlled affiliate company investments	$—	$2,433	$17,943	$(4,498)	$168	$26	$—	$524	$16,596	$925	$—
Controlled affiliate company investments(1):
TPP Acquisition, Inc.(3)	$—	$5,631	$800	$(67)	$13	$7	$—	$237	$6,621	$211	$—
Total controlled affiliate company investments	$—	$5,631	$800	$(67)	$13	$7	$—	$237	$6,621	$211	$—

(1)	Includes both loan and equity security investment transactions for these portfolio companies.
(2)	The Company’s investment in Rocket Dog Brands LLC was restructured on May 2, 2014, resulting in the Company obtaining greater than 5% of the voting securities. For the purpose of this schedule, transfers in due to restructuring represents the fair value on the restructuring date and all activity presented is subsequent to the restructuring.
(3)	The Company’s investment in TPP Acquisition, Inc. was restructured on December 22, 2014, resulting in the Company obtaining 40% of the voting securities. For the purpose of this schedule, transfers in due to restructuring represents the fair value on the restructuring date and all activity presented is subsequent to the restructuring.

Note 6. Transactions with Related Parties

The Company has entered into the Investment Advisory and Management Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of the Board, provides investment advisory services to the Company. The Company pays MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of invested assets (calculated as total assets excluding cash) and is payable in arrears. Base management fees for the years ended December 31, 2014, 2013 and 2012 were $4,091, $2,752 and $318, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative

S-F-27

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 6. Transactions with Related Parties  – (continued)

incentive fees accrued and/or paid for the 11 preceding calendar quarters. Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

Incentive fees for the years ended December 31, 2014, 2013 and 2012 were $3,512, $1,544 and $6, respectively. Incentive fees for the year ended December 31, 2014, consisted of part one incentive fees (based on net investment income) of $3,718, reduced by the part two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of ($206). Incentive fees for the year ended December 31, 2013 consisted of part one incentive fees of $1,295 and part two incentive fees of $249. Incentive fees for the year ended December 31, 2012 consisted entirely of part two incentive fees. The Company accrues, but does not pay, a capital gains incentive fee (part two incentive fees) in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20% of the sum of net realized gains (losses) plus net unrealized appreciation (depreciation).

The Company has entered into the Administration Agreement with Monroe Capital Management Advisors, LLC, (“MC Management”), under which the Company reimburses MC Management (subject to the review and approval of the Board) for its allocable portion of overhead and other expenses, including the costs of furnishing the Company with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and the Company’s allocable portion of the cost of the chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Administrative expenses for the years ended, December 31, 2013 and 2012 were limited to the greater of (i) 0.375% of the Company’s average invested assets for such quarter and (ii) $375 by the Administration Agreement. For the years ended December 31, 2014, 2013 and 2012, the Company incurred $2,893, $2,359 and $287 in administrative expenses (included within professional fees, administrative service fees and general and administrative expenses on the consolidated statements of operations) under the Administration Agreement, respectively, of which $876, $528 and $133, respectively, was related to MC Management overhead and salary allocation and paid directly to MC Management. As of December 31, 2014, 2013 and 2012, $208, $111 and $132 of expenses were due to MC Management under this agreement and are included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company has entered into a license agreement with Monroe Capital, LLC under which Monroe Capital, LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Company will have a right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Monroe Capital” name.

S-F-28

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 6. Transactions with Related Parties  – (continued)

As of December 31, 2014 and 2013, the Company had accounts payable to members of the Board of zero and $72, respectively, representing accrued and unpaid compensation.

Note 7. Borrowings

Revolving Credit Facility:  The Company entered into its credit facility with ING Capital LLC, as agent, on October 23, 2012 to finance the purchase of the Company’s assets. Revolving commitments under the facility were initially $65,000 with an accordion feature up to $100,000. On September 27, 2013, the maximum amount the Company was able to borrow under the revolving credit facility was increased to $95,000, pursuant to this accordion feature.

On December 19, 2013, the Company entered into an amendment (the “Credit Facility Amendment”) to the documents governing the Company’s revolving credit facility. The Credit Facility Amendment, among other things, (a) increased the size of the current revolving commitments under the revolving credit facility to $110,000 from $95,000, (b) expanded the accordion feature to $200,000 from $100,000 (subject to maintaining 200% asset coverage, as defined in the 1940 Act), (c) reduced pricing by 50 basis points, to LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when equity capitalization exceeds $175,000, (d) extended the expiration of the revolving period from October 23, 2015 to December 19, 2016, during which period the Company, subject to certain conditions, may make borrowings under the facility and (e) extended the stated maturity date from October 21, 2016 to December 19, 2017. As of December 31, 2014 and 2013, the Company had $82,300 and $76,000 outstanding, respectively, under this revolving credit facility.

The revolving credit facility is secured by a lien on all of the Company’s assets, including cash on hand, but excluding the assets of the Company’s wholly-owned subsidiary, MRCC SBIC. The Company’s ability to borrow under the credit facility is subject to availability under a defined borrowing base, which varies based on the Company’s portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The Company may make draws under the revolving credit facility to make or purchase additional investments through December 2016 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at the Company’s election, at an annual rate of LIBOR (one-month, two-month, three-month or six-month at the Company’s discretion based on the term of the borrowing) plus 3.25% (3.75% prior to December 19, 2013) or at a daily rate equal to 2.25% (2.75% prior to December 19, 2013) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of the Company’s revolving credit facility borrowings (excluding debt issuance costs) for the years ended December 31, 2014 and 2013 was 3.4% and 4.1%, respectively. The weighted average fee rate on the Company’s unused portion of the revolving credit facility for the years ended December 31, 2014 and 2013 was 0.5% and 0.7%, respectively. As of both December 31, 2014 and 2013, all of the outstanding borrowings were accruing at an interest rate of 3.4% (based on one-month LIBOR).

The Company’s ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits the Company to borrow up to 70% of the fair market value of its portfolio company investments depending on the type of the investment the Company holds and whether the investment is quoted. The Company’s ability to borrow is also subject to certain concentration limits, and its continued compliance with the representations, warranties and covenants given by the Company under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the

S-F-29

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

Company’s maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of assets on the last day of each quarter (excluding from such calculation the portion of assets of MRCC SBIC financed with SBA debentures) or (b) 80% of the net proceeds to the Company from this offering plus 50% of the net proceeds of the sales of the Company’s securities after the effectiveness of the revolving credit facility; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.15 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The credit facility also requires the Company to undertake customary indemnification obligations with respect to ING Capital LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both the Company and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain the Company’s relationship with MC Advisors. If the Company incurs an event of default under the revolving credit facility and fails to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows.

The Company’s credit facility also imposes certain conditions that may limit the amount of the Company’s distributions to stockholders. Distributions payable in the Company’s common stock under the DRIP are not limited by the credit facility. Distributions in cash or property other than common stock are generally limited to 110% (125% in certain instances) of the amount of distributions required to maintain the Company’s status as a RIC. The credit facility also specifically allowed for the dividend payments made during the fourth quarters of 2013 and 2012.

SBA Debentures:  On February 28, 2014, the Company’s wholly-owned subsidiary, MRCC SBIC, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958, as amended. MRCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MRCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis (pooling date) at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, has a superior claim to MRCC SBIC’s assets over the Company’s stockholders in the event the Company liquidates MRCC SBIC or the SBA exercises its remedies upon an event of default. As of December 31, 2014, MRCC SBIC had $20,000 in regulatory capital and leveragable capital and $20,000 in SBA-guaranteed debentures outstanding. Additionally, as of December 31, 2014, MRCC SBIC had received a commitment letter for an additional $20,000 in SBA-guaranteed debentures. The $12,920 in SBA-guaranteed debentures outstanding which have already pooled mature in September 2024 and bear interest at a fixed rate of 3.4% per annum and the $7,080 in SBA-guaranteed debentures outstanding which have not already pooled, mature in March 2025 and bear interest at an interim rate of 1.0% until the March 2015 pooling date.

SBA regulations currently limit the amount that an individual SBIC may borrow to a maximum of $150,000 when it has at least $75,000 in regulatory capital, receives a leverage commitment from the SBA and has been through an audit examination by the SBA subsequent to licensing. The SBA also limits a related group of SBICs to a maximum of $225,000 in total borrowings. As the Company has other affiliated SBICs already in operation, MRCC SBIC is currently limited to a maximum of $40,000 in borrowings.

S-F-30

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Borrowings  – (continued)

On October 15, 2014, the Company was granted exemptive relief from the SEC for permission to exclude the debt of MRCC SBIC guaranteed by the SBA from the 200% asset coverage test under the 1940 Act. The receipt of this exemption for this SBA-guaranteed debt increases flexibility under the 200% asset coverage test.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

As of December 31, 2014, secured borrowings at fair value totaled $4,008 and the fair value of the loans that are associated with these secured borrowings was $13,142. As of December 31, 2013, secured borrowings at fair value totaled $7,943 and the fair value of the loans that are associated with these secured borrowings was $22,701. These secured borrowings were created as a result of the Company’s completion of partial loan sales of three unitranche loan assets totaling $10,000 during the three months ended March 31, 2013, that did not meet the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No other such partial loan sales occurred during the remainder of 2013 or during the year ended December 31, 2014. During the year ended December 31, 2014, repayments on secured borrowings totaled $3,863, including the full repayment of the secured borrowing for TPP Acquisition, Inc. During the year ended December 31, 2013, repayments on secured borrowings totaled $2,003. The weighted average interest rate on secured borrowings was approximately 5.5% and 4.3% as of December 31, 2014 and 2013, respectively.

Components of interest expense:  The components of the Company’s interest expense and other debt financing expenses are as follows:

	For the years ended December 31,
	2014	2013	2012
Interest expense – credit facility	$3,183	$1,978	$219
Amortization of deferred financing costs	576	479	86
Interest expense – secured borrowings	374	378	—
Interest expense – SBA debentures	161	—	—
Other	48	73	—
Total interest and other debt financing expenses	$4,342	$2,908	$305

Note 8. Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to shareholders. The Company intends to distribute all of its investment company taxable income and capital gains annually. Accordingly, no provision for federal income tax has been made in the consolidated financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with U.S. GAAP and those differences could be material.

S-F-31

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 8. Income Taxes  – (continued)

The following permanent differences were reclassified for tax purposes:

	For the years ended December 31,
	2014	2013	2012
Increase in accumulated distributions in excess of net investment income	$—	$1,620	$1,165
Decrease in accumulated net realized gains on investments	—	—	—
Decrease in capital in excess of par value	$—	$(1,620)	$(1,165)

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2014, the Company does not have any capital loss carry forwards.

The following table reconciles net increase in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2014	2013	2012
Net increase in net assets resulting from operations	$13,909	$9,766	$950
Net change in unrealized (appreciation) depreciation on investments and secured borrowings	1,465	(869)	(160)
Other deductions for book in excess of deductions for tax	(206)	200	—
Total taxable income	$15,168	$9,097	$790

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The following table provides the tax character of distributions paid:

	For the years ended December 31,
	2014	2013	2012
Ordinary income	$13,028	$9,097	$790
Long-term capital gains	—	—	—
Return of capital	—	1,620	1,165
Total	$13,028	$10,717	$1,955

For federal income tax purposes, as of December 31, 2014, 2013 and 2012, the aggregate net unrealized appreciation (depreciation) for all securities is ($1,465), $869 and $160, respectively. As of December 31, 2014, 2013 and 2012, the aggregate cost of securities for federal income tax purposes is $234,098, $206,945, and $132,592, respectively.

S-F-32

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 9. Distributions

The Company’s distributions are recorded on the record date. The following table summarizes dividends declared during the years ended December 31, 2014, 2013 and 2012, respectively:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution		DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2012:
November 7, 2012	December 14, 2012	December 28, 2012	$0.34	$1,955		3	$—
Total dividends declared(1)			$0.34	$1,955		3	$—
Year ended December 31, 2013:
March 6, 2013	March 19, 2013	March 28, 2013	$0.34	$1,955		14,290	$215
May 31, 2013	June 14, 2013	June 28, 2013	0.34	1,959		13,679	202
August 30, 2013	September 13, 2013	September 27, 2013	0.34	3,402	(2)	—	—
December 2, 2013	December 13, 2013	December 27, 2013	0.34	3,401	(3)	—	—
Total dividends declared(1)			$1.36	$10,717		27,969	$417
Year ended December 31, 2014:
March 7, 2014	March 18, 2014	March 28, 2014	$0.34	$3,304	(4)	—	—
May 29, 2014	June 13, 2014	June 27, 2014	0.34	3,252	(5)	—	—
August 27, 2014	September 15, 2014	September 30, 2014	0.34	3,236	(6)	—	—
December 1, 2014	December 15, 2014	December 30, 2014	0.34	3,236	(7)	—	—
Total dividends declared(1)			$1.36	$13,028		—	—

(1)	Includes a return of capital for tax purposes for the years ended December 31, 2014, 2013 and 2012 of approximately zero, $0.21 and $0.20 per share, respectively.
(2)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 23,307 shares of common stock for $308 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(3)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 24,974 shares of common stock for $308 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(4)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 21,787 shares of common stock for $295 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(5)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 19,208 shares of common stock for $264 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(6)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 19,095 shares of common stock for $258 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(7)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 17,023 shares of common stock for $244 and no new shares were issued to satisfy the DRIP requirements for this dividend.

S-F-33

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 10. Stock Issuances and Repurchases

Stock Issuances:  On October 24, 2012, the Company completed its IPO of 5,000,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. On November 26, 2012, the Company’s underwriters exercised their over-allotment option of 750,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. These issuances during the year ended December 31, 2012 provided the Company with proceeds, net of offering and underwriting costs, of $84,629.

On July 22, 2013, the Company completed a public offering of 4,000,000 shares of common stock, priced at $14.05 per share, before underwriting discounts and commissions. On August 20, 2013, the Company’s underwriters exercised their over-allotment option of 225,000 shares of its common stock, priced at $14.05 per share, before underwriting discounts and commissions. These issuances during the year ended December 31, 2013 provided the Company with proceeds, net of offering and underwriting costs, of $56,023.

Stock Repurchases:  On November 11, 2013, the Board approved a share repurchase plan (the “Plan”) under which up to $7,500 of the Company’s outstanding common stock was allowed to be acquired in the open market at prices below the Company’s NAV as reported in its then most recently published consolidated financial statements. The Plan was implemented at the discretion of management and expired on November 10, 2014.

During the year ended December 31, 2014, the Company repurchased 400,359 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $5,235. During the year ended December 31, 2013, the Company repurchased 84,803 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $1,031. During the time the Plan was active, the Company repurchased 485,162 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $6,267. As of December 31, 2014 and 2013, zero and $559, respectively of these share repurchases were unsettled and included within payable for open trades on the consolidated statements of assets and liabilities. The Company is incorporated in Maryland and under the law of that state, shares repurchased are considered retired (repurchased shares become authorized but unissued shares) rather than treasury stock. As a result, the cost of stock repurchases is recorded as a reduction to capital in excess of par value on the consolidated statement of changes in net assets.

Note 11. Commitments and Contingencies

Commitments:  As of December 31, 2014 and 2013, the Company had $15,294 and $1,648, respectively, in outstanding commitments to fund investments under undrawn revolvers.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk:   Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Market risk:  The Company’s investments and borrowings are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance

S-F-34

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 11. Commitments and Contingencies  – (continued)

of the ultimate disposition of any such proceedings, the Company is not currently aware of any such proceedings or disposition that would have a material adverse effect on the Company’s consolidated financial statements.

Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2014, 2013 and 2012:

	December 31, 2014	December 31, 2013	December 31, 2012
Per share data:
Net asset value at beginning of period(1)	$13.92	$14.54	$15.00
Net investment income(2)	1.57	1.13	0.15
Net gain (loss) on investments and secured borrowings(2)	(0.12)	0.15	0.03
Net increase in net assets from operations(2)	1.45	1.28	0.18
Stockholder distributions – income	(1.36)	(1.15)	(0.14)
Stockholder distributions – return of capital	—	(0.21)	(0.20)
Effect of share issuance below NAV(3)	—	(0.57)	(0.30)
Effect of share repurchases(3)	0.04	0.03	—
Net asset value at end of period	$14.05	$13.92	$14.54
Net assets at end of period	$133,738	$138,092	$83,634
Shares outstanding at end of period	9,517,910	9,918,269	5,750,103
Per share market value at end of period	$14.46	$12.20	$14.83
Total return based on market value(4)	30.67%	(9.29)%	1.15%
Total return based on net asset value(5)	10.41%	8.81%	1.20%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(6)	11.20%	7.71%	5.00%
Ratio of interest and other debt financing expenses to average net assets(7)	3.23%	2.59%	1.93%
Ratio of expenses (without incentive fees) to average net assets(7)	8.42%	7.15%	5.76%
Ratio of incentive fees to average net assets(8)	2.61%	1.38%	0.01%
Ratio of total expenses to average net assets(6)	11.03%	8.53%	5.77%
Average debt outstanding	$92,410	$42,103	$31,056
Average debt outstanding per weighted average share	$9.63	$5.52	$5.40
Portfolio turnover(7)	47.03%	39.77%	11.88%

(1)	December 31, 2012 data represents the initial public offering price.
(2)	Calculated using the weighted average shares outstanding during the years ended December 31, 2014, December 31, 2013 and for the period from October 24, 2012 to December 31, 2012, respectively.
(3)	Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)	Total return based on market value is calculated assuming a purchase of common shares at the market value on the first day and a sale at the market value on the last day of the periods reported. Distributions,

S-F-35

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 12. Financial Highlights  – (continued)

if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total return based on market value does not reflect brokerage commissions. Return calculations are not annualized.
(5)	Total return based on net asset value is calculated by dividing the net increase in net assets from operations by the net asset value per share at the beginning of the period (adjusted for the effect of share issuances below NAV). Total returns based on net asset value covering less than a full period are not annualized.
(6)	Ratios are annualized. Incentive fees included within the ratio are not annualized.
(7)	Ratios are annualized.
(8)	Ratios are not annualized.

Note 13. Selected Quarterly Financial Data (unaudited)

	For the quarter ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total investment income	$8,683	$7,668	$7,046	$6,516
Net investment income	$4,621	$3,810	$3,514	$3,310
Net gain (loss) on investments and secured borrowings	$(419)	$(437)	$(848)	$538
Net increase in net assets resulting from operations	$4,202	$3,373	$2,666	$3,668
Net investment income per share – basic and diluted	$0.49	$0.40	$0.37	$0.32
Net increase in net assets resulting from operations per share – basic and diluted	$0.44	$0.35	$0.28	$0.38
Net asset value per share at period end	$14.05	$13.95	$13.93	$13.99

	For the quarter ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012(1)
Total investment income	$6,395	$4,347	$3,752	$3,719	$1,706
Net investment income	$3,184	$2,413	$1,550	$1,503	$790
Net gain (loss) on investments and secured borrowings	$(672)	$(447)	$438	$1,797	$160
Net increase in net assets resulting from operations	$2,512	$1,966	$1,988	$3,300	$950
Net investment income per share – basic and diluted	$0.32	$0.27	$0.27	$0.26	$0.15
Net increase in net assets resulting from operations per share – basic and diluted	$0.25	$0.22	$0.34	$0.57	$0.18
Net asset value per share at period end	$13.92	$14.01	$14.78	$14.78	$14.54

(1)	The Company had no substantive operations prior to October 24, 2012, the date of its initial public offering.

S-F-36

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 14. Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure and such disclosure is provided below and in other notes to the consolidated financial statements.

On February 6, 2015, the Company entered into an at-the-market (“ATM”) program with MLV & Co. LLC and JMP Securities LLC through which the Company may sell, by means of ATM offerings from time to time, up to $50,000 of the Company’s common stock.

On March 6, 2015, the Board declared a quarterly dividend of $0.35 per share payable on March 31, 2015 to holders of record on March 20, 2015.

S-F-37

PROSPECTUS

$200,000,000

Monroe Capital Corporation

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are a specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $200,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (consisting of debentures, notes or other evidence of indebtedness), subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On July 9, 2013, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value.”

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

Our common stock is listed on The Nasdaq Global Market under the symbol “MRCC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On May 8, 2014, the last reported sale price of our stock on The Nasdaq Global Market was $12.97 per share. Our net asset value as of December 31, 2013 was $13.92 per share.

An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. Substantially all of the debt instruments in which we invest (i) will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” beginning on page 11 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus and the accompanying prospectus supplement, if any, contain important information you should know before investing. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is May 9, 2014

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $200,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities (consisting of debentures, notes or other evidence of indebtedness) on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

ii

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As used in this prospectus, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
•	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates;
•	MCC SBIC refers to Monroe Capital Corporation SBIC, LP, our wholly-owned subsidiary that operates as a small business investment company pursuant to a license received from the United States Small Business Administration; and
•	LIBOR refers to the one-month, three-month or six-month London Interbank Offered Rate as reported by the British Bankers’ Association. Unless stated otherwise herein, LIBOR refers to the one-month rate.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 20 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2013, Monroe Capital’s investment professionals invested in over 550 loan and related investments with an aggregate principal value of over $2.3 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Peck has more than 19 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management — Biographical Information — Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Management — Biographical Information — Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of January 1, 2014, Monroe Capital had approximately $1.5 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 200 current investments. From Monroe Capital’s formation in 2004 through December 31, 2013, Monroe Capital’s investment professionals invested in over 550 loans and related investments with an aggregate principal value of over $2.3 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments. See “Business.”

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 9% to 15%, and we expect our target junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), will typically receive upfront closing fees of 1% to 4% and may include payment-in-kind, or PIK, interest. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of approximately 40 professionals, including six senior partners that average more than 20 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through December 31, 2013, Monroe Capital’s investment professionals invested in more than 550 loan and related investments with an aggregate principal value of over $2.3 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 1,600 investment opportunities during 2013. Monroe Capital’s over 550 previously executed transactions, over 200 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of December 31, 2013, Monroe Capital had a pipeline of over 200 transactions for an aggregate potential deal volume of greater than $4.0 billion for all funds under management. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsor, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Credit Facility

On October 23, 2012, we entered into a credit facility with ING Capital LLC, or the Lender, as agent, which we amended on December 19, 2013. The credit facility currently consists of a revolving line of credit equal to $110.0 million, which may be increased to up to $200.0 million pursuant to an accordion feature.

We may make draws under the revolver from time-to-time through December 2016 to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) December 19, 2017, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. Substantially all of our assets are pledged as collateral under the revolving credit facility. The material terms of the credit facility are as follows:

•	total borrowing capacity currently equal to $110.0 million and up to $200.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;
•	an interest rate equal to, at our election, (a) LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when equity capitalization exceeds $175.0 million or (b) a fluctuating daily rate equal to 2.25% per annum plus the greater of the prime rate, the federal funds rate plus 0.5% or three-month LIBOR plus 1.0%; and
•	customary financial covenants and negative covenants and events of default.

As of December 31, 2013, we had $76.0 million outstanding under our revolving credit facility and availability of $34.0 million.

MCC SBIC

On February 28, 2014, our wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MCC SBIC”), a Delaware limited partnership, received a license from the U.S. Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. MCC SBIC commenced operations on September 16, 2013.

We have applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act.

Operating and Regulatory Structure

Our investment activities are managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to our Business and Structure — We maintain a credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.” Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in various structures, including a closed-end fund, a small business investment company and two private funds that also have an investment strategy focused primarily on senior, unitranche, and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity to lower middle-market companies. In addition, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours. To the extent we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors seeks to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) MC Advisors’ internal conflict of interest and allocation policies.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors seeks to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. We and MC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Related-Party Transactions and Certain Relationships.”

Corporate History and Additional Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, attention: Investor Relations.

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act of 1933, as amended, or the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We also file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

Implications of Being an Emerging Growth Company

As a company with less than $1.0 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies. As an emerging growth company:

•	we will present only two years of audited financial statements and only two years of related Management’s Discussion & Analysis of Financial Condition and Results of Operations;
•	we are exempt from the requirement to obtain an attestation and report from our auditors on the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002;
•	we are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements; and
•	we have elected to use an extended transition period for complying with new or revised accounting standards.

We may take advantage of these provisions until December 31, 2017 or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues, have more than $700 million in market value of our common stock held by non-affiliates or issue more than $1.0 billion of non-convertible debt over a three-year period.

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. See “Risk Factors” beginning on page 11 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.43	%(4)
Incentive fees payable under the Investment Advisory Agreement	1.95	%(5)
Interest payments on borrowed funds	2.70	%(6)
Other expenses (estimated)	2.44	%(7)
Total annual expenses (estimated)	9.52	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended December 31, 2013 of $0.8 million, based on average total assets (excluding cash) for the period of $191.6 million, as a percentage of our average net assets for the period of $139.1 million. See “Management and Other Agreements — Investment Advisory Agreement.”

(5)	Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned for the three months ended December 31, 2013 of $0.7 million, as a percentage of our average net assets of $139.1 million for the period, adjusted for a reduction in incentive fees associated with the removal of the cap on administrative expenses set forth in footnote (7), below.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

See “Management and Other Agreements — Investment Advisory Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended December 31, 2013 of $73.0 million, no preferred stock issued or outstanding and average net assets of $139.1 million. For the three months ended December 31, 2013, we had interest expense of $0.9 million. As of December 31, 2013, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 4.1%. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with those incurred during the three months ended December 31, 2013 and average net assets for the period of $139.1 million. While such expenses were capped in each quarter through the quarter ended December 31, 2013 at the greater of (i) 0.375% of average invested assets (calculated as total assets less cash and cash equivalents) for such quarter and (ii) $375,000, this calculation did not take into account this cap, as the cap will no longer apply after December 31, 2013. See “Management and Other Agreements — Administration Agreement.”

(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings.” If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 5.98% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) for the twelve months following this offering in “total annual expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$76	$227	$379	$757
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$86	$259	$434	$883

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. The example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the year ended December 31, 2013, 11.4% of our return was comprised of realized and unrealized capital gains. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any applicable prospectus supplement, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a business development company and a RIC, and MC Advisors has limited experience managing a business development company or a RIC; we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were incorporated in February 2011 and have a limited operating history as a stand-alone entity. Because of our limited operating history, we have limited historical results of operations on which you might otherwise rely for evaluating our business, results of operations and prospects. You should evaluate our business, results of operations and prospects in light of the risks and difficulties we may encounter, including the risk that we will not achieve our investment objective.

Prior to our initial public offering in October 2012, we had not operated as a business development company or qualified to be treated as a RIC, and MC Advisors had not previously managed us or any business development company or RIC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We are subject to the business risks and uncertainties associated with recently formed entities of these types, including the risk that we will not achieve our investment objective, or that we will not maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by affiliates of MC Advisors. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, which generally include securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, MC Advisors or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the investment expertise, skill and network of business contacts of the senior investment professionals of MC Advisors, who evaluate, negotiate, structure, execute, monitor and service our investments in accordance with the terms of the Investment Advisory Agreement. Our success depends to a significant extent on the continued service and coordination of the senior investment professionals of MC Advisors, particularly Messrs. Koenig, Peck, Egan and VanDerMeid. Messrs. Koenig, Peck, Egan and VanDerMeid may have other demands on their time now and in the future, and we cannot assure you that they will continue to be actively involved in our management. Each of these individuals is an employee of MC Management and is not subject to an employment contract. The departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on our ability to achieve our investment objective.

MC Advisors evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that MC Advisors’ senior investment professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Monroe Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom Monroe Capital’s senior investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

MC Advisors, an affiliate of Monroe Capital, provides us with access to Monroe Capital’s investment professionals. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the investment professionals of Monroe Capital and its affiliates. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that MC Management will fulfill its obligations under the agreement. Furthermore, the Staffing Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. If MC Management fails to perform or terminates the agreement, we cannot assure you that MC Advisors will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Monroe Capital and its affiliates or their information and deal flow.

The investment committee that oversees our investment activities is provided by MC Advisors under the Investment Advisory Agreement. MC Advisors’ investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid. The loss of any member of MC Advisors’ investment committee or of other Monroe Capital senior investment professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of MC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the senior investment professionals of MC Advisors to maintain their relationships with financial institutions, sponsors and investment professionals, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of MC Advisors fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of MC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business. This depends, in turn, on MC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives depends upon MC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. MC Advisors has substantial responsibilities under the Investment Advisory Agreement. The senior origination professionals and other personnel of MC Advisors and its affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends or other distributions and you may lose all or part of your investment.

There may be conflicts related to obligations that MC Advisors’ senior investment professionals and members of its investment committee have to other clients.

The senior investment professionals and members of the investment committee of MC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by MC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Messrs. Koenig, Egan and VanDerMeid have and will continue to have, and Mr. Peck may have, management responsibilities for other investment funds, accounts or other investment vehicles sponsored or managed by affiliates of MC Advisors. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. MC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

Affiliates of MC Advisors manage other assets in a closed-end fund, a small business investment company and two private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. None of these funds is registered with the SEC. In addition, although we are currently the only entity managed by MC Advisors, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours.

Monroe Capital and its affiliates seek to allocate investment opportunities among eligible accounts made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is the policy of Monroe Capital and its affiliates to base the determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MC Advisors or its investment committee may, from time to time, possess material nonpublic information, limiting our investment discretion.

The managing members and the senior origination professionals of MC Advisors and the senior professionals and members of MC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have a material adverse effect on us.

Our incentive fee structure may create incentives for MC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to MC Advisors. Management fees are based on our total assets (which include assets purchased with borrowed amounts but exclude cash and cash equivalents). As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, including assets purchased with borrowed amounts but excluding cash and cash equivalents, MC Advisors benefits when we incur debt or otherwise use leverage. This fee structure may encourage MC Advisors to cause us to borrow money to finance additional investments or to maintain leverage when it would otherwise be appropriate to pay off our indebtedness. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how MC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MC Advisors to the extent that it may encourage MC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MC Advisors may have an incentive to invest in PIK interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. In addition, the part of the incentive fee payable to MC Advisors that relates to our net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Any net investment income incentive fee would not be subject to repayment.

Our incentive fee may induce MC Advisors to make certain investments, including speculative investments.

MC Advisors receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, MC Advisors may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The Investment Advisory Agreement with MC Advisors and the Administration Agreement with MC Management were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

We negotiated the Investment Advisory Agreement and the Administration Agreement with related parties. Consequently, their terms, including fees payable to MC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with MC Advisors and MC Management. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by MC Advisors or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with MC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MC Advisors, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with MC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and MC Advisors’ allocation policy, which the investment committee of MC Advisors maintains in writing. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts are generally made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MC Advisors clients, MC Advisors must decide which client will proceed with the investment. MC Advisors makes these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we are unable to invest in any issuer in which a fund managed by MC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of the members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and MC Advisors have submitted an application for exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by MC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order permitting us to invest with funds managed by MC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may seek to invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, however, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2012 and for succeeding tax years; however, no assurance can be given that we will be able to qualify for and maintain RIC status. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. To the extent we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict us from making annual distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax on our entire taxable income without regard to any distributions made by us. To qualify and maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, it will be necessary for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

We access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as original issue discount and PIK interest. If we pay a net investment income incentive fee on interest that has been accrued, but not yet received in cash, it will increase the basis of our investment in that loan, which will reduce the capital gain incentive fee that we would otherwise pay in the future. Nevertheless, if we pay a net investment income incentive fee on interest that has been accrued but not yet received, and if that portfolio company defaults on such a loan, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.

Because we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirements applicable to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations —
Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of securities could dilute the percentage ownership of our current stockholders in us.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

As a business development company, we generally are not able to issue our common stock at a price below net asset value per share without first obtaining the approval of our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then percentage ownership of our stockholders at that time would decrease, and you might experience dilution. We have stockholder approval to sell our common stock below net asset value through July 9, 2014. We may seek further stockholder approval to sell shares below net asset value in the future.

We maintain a credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.

We maintain a credit facility and may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•	our common stock is exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;
•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•	our ability to pay distributions on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such distributions;
•	any credit facility is subject to periodic renewal by its lenders, whose continued participation cannot be guaranteed;
•	our credit facility with ING Capital LLC, as agent, is, and any other credit facility we may enter into would be, subject to various financial and operating covenants, including that our portfolio of investments satisfies certain eligibility and concentration limits as well as valuation methodologies;
•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;
•	we bear the cost of issuing and paying interest or distributions on such securities, which costs are entirely borne by our common stockholders; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)(1)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(2)	-20.07%	-11.50%	-2.93%	5.64%	14.21%

(1)	The assumed return on our portfolio is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	Assumes $240.0 million in total assets, $100.0 million in debt outstanding, $140.0 million in net assets and an average cost of funds of 4.1%, which was the weighted average interest rate of our revolving credit facility as of December 31, 2013. The interest rate on our revolving credit facility is a variable rate. See “Summary — Credit Facility.”

Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, as a business development company we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200%. On April 26, 2013, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to business development companies. On November 14, 2013 the U.S. House of Representatives’ Financial Services Committee favorably reported a version of the legislation for consideration by the full U.S. House of Representatives. This legislation, among other things, provides for increasing the amount business development companies may borrow by reducing the asset-to-debt limitation from 200% to 150%. As a result, if this or similar legislation were to pass, we may be able to incur additional indebtedness in the future and therefore risks related to incurring indebtedness may increase.

We are subject to risks associated with our credit facility.

Our credit facility, as amended, imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under our Dividend Reinvestment Plan are not limited by the credit facility. Distributions in cash or property other than our common stock are generally limited to 110% (125% in certain instances) of the amount of distributions required to maintain our status as a RIC. We are required under the credit facility to maintain our status as a RIC.

The credit facility requires us to comply with certain financial and operational covenants, including asset and interest coverage ratios, a minimum net worth and minimum number of portfolio investments. For example, the credit facility requires that we maintain an asset coverage ratio of at least 2.15 to 1 at all times and a consolidated interest coverage ratio of at least 2.50 to 1 as of the last day of any fiscal quarter. We may divert cash to pay the lenders in amounts sufficient to cause these tests to be satisfied. Our compliance with these covenants depends on many factors, some of which, such as market conditions, are beyond our control.

Our ability to sell our investments is also limited under the credit facility. The sale of any portfolio investment may not cause our covered debt amount to exceed our borrowing base. As a result, there may be times or circumstances during which we are unable to sell investments, pay distributions or take other actions that might be in our best interests.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MC Advisors.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income while an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and increase our interest expense, thereby decreasing our net income. An increase in interest rates available to investors could also make investment in our common stock less attractive unless we are able to increase our dividend rate. In addition, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations.

MCC SBIC will be subject to SBA regulations.

Under current SBA regulations, a licensed SBIC can invest in entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must invest 25.0% of its capital in those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause MCC SBIC to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause MCC SBIC to make investments it otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a

“change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. Remedies for regulatory violations are graduated in severity depending on the seriousness of capital impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount that may be borrowed from the SBA by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $225.0 million. As we have an affiliated SBIC already in operations with $150.0 million in SBA debentures as of December 31, 2013, the maximum available for our affiliate group is $75.0 million. In addition to the MCC SBIC license, another non-subsidiary affiliate has also received a license which could further reduce the maximum borrowing capacity of MCC SBIC in SBA debentures. If MCC SBIC borrows the maximum amount from the SBA and thereafter requires additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, there can be no assurance that MCC SBIC will continue to receive SBA debenture funding. Receipt of SBA debenture funding is dependent upon an SBIC’s continued compliance with SBA regulations and policies and the availability of funding. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by MCC SBIC.

The debentures issued by MCC SBIC to the SBA would have a maturity of ten years and bear interest semi-annually at fixed rates. MCC SBIC would need to generate sufficient cash flow to make required debt payments to the SBA. If MCC SBIC is unable to generate such cash flow, the SBA, as a debt holder, will have a superior claim to our assets over our stockholders in the event it liquidates or the SBA exercises its remedies under such debentures as the result of a default by MCC SBIC.

MCC SBIC, as an SBIC, will be limited in its ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our status as a RIC.

In order to maintain our status as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income will include the income of MCC SBIC (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). MCC SBIC’s ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to maintain our status as a RIC, we may be required to make distributions attributable to MCC SBIC’s income without receiving any corresponding cash distributions from it with respect to such income. We can make no assurances that MCC SBIC will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our status as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “— We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or if there is no readily available market value, at fair value as determined by our board of directors. Many of our portfolio investments may take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of a portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
•	the markets in which the portfolio company does business; and
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We expect that most of our investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques we use to measure fair value. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We employ the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of our portfolio investments, a fair value determination may cause net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing shares of our common stock based on an overstated net asset value would pay a higher price than the value of the investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of investments will receive a lower price for their shares than the value the investment portfolio might warrant.

We adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We have filed applications with the SEC requesting exemptive relief from certain provisions of the 1940 Act.

The 1940 Act prohibits certain transactions between us, Monroe Capital LLC, and our and its affiliates without first obtaining an exemptive order from the SEC. We have filed an application with the SEC requesting an SEC order exempting us, MC Advisors, MC Management and certain other affiliates of Monroe Capital from certain provisions of the 1940 Act restricting our ability to co-invest with our affiliates. In addition, we have applied for an SEC order permitting us to exclude the debt of MCC SBIC guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted for this request. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that any application for exemptive relief will be granted by the SEC.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. We have begun to assess the impact of the Dodd-Frank Act on our business and operations, but at this time the impact cannot be fully ascertained with any degree of certainty.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of MC Advisors to other types of investments in which MC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise prohibited by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Advisors has the right to resign under the Investment Advisory Agreement without penalty at any time upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Advisors resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by MC Advisors and its affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

MC Management can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Management has the right to resign under the Administration Agreement without penalty upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Management resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by MC Management. Even if we were able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are, and expect to remain, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012, until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;
•	the year in which our total annual gross revenues first exceed $1.0 billion;
•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management is required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to continue to incur associated expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we successfully identified and resolved all issues required to be disclosed prior to becoming a public company or that our quarterly reviews and annual audits will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results or operations may be adversely affected. As a result, we expect to incur significant associated expenses in the near term, which may negatively impact our financial performance and our ability to make distributions.

As an emerging growth company, we intend to follow certain permitted corporate governance practices instead of the otherwise applicable SEC and Nasdaq requirements, which may result in less protection than is accorded to investors in a non-emerging growth company.

As an emerging growth company, we are permitted and intend to follow certain permitted corporate governance practices instead of those otherwise required by the SEC and under the listing requirements of the Nasdaq Global Market. Following our emerging growth company governance practices as opposed to the requirements that would otherwise apply to a company listed on the Nasdaq Global Market may provide less protection to you than what is accorded to investors under the Listing Rules of the Nasdaq Stock Market applicable to non-emerging growth company issuers.

We depend on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business depends on the communications and information systems of MC Management. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. We may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.

We may incur liability as a result of providing managerial assistance to our portfolio companies.

In the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of our funds, through our indemnification of such officers and directors, and the diversion of management time and resources.

MC Advisors may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior investment professionals of Monroe Capital are not necessarily indicative of future results that will be achieved by MC Advisors. As a result, MC Advisors may not be able to achieve the same or similar returns as those achieved by the senior investment professionals of Monroe Capital.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we or MC Advisors render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we or MC Advisors provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

From mid-2007 through mid-2012, the global capital markets experienced periods of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. Although the spread between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free has narrowed in recent quarters, the further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies, including lower middle-market companies, in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our junior secured loans are generally subordinated to senior loans. As such, other creditors may rank senior to us in the event of an insolvency.

Our portfolio companies will likely consist primarily of lower middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.

Our portfolio consists, and will most likely continue to consist, primarily of loans to lower middle-market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

Investing in lower middle-market companies involves a number of significant risks, including that lower middle-market companies:

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;
•	will be unable to refinance or repay at maturity the unamortized loan balance as we structure our loans such that a significant balance remains due at maturity;
•	generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, depend on one or a limited number of major customers,

may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Any of these factors or changes thereto could impair a portfolio company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a portfolio company’s ability to make scheduled payments on loans from us. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in our loan portfolio and a decrease in our net interest income and book value.

Loans may become nonperforming for a variety of reasons.

A nonperforming loan may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of such loan. Because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers of interests in loans may require the consent of an agent or borrower.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a business development company and qualify as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or MC Advisors have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans underlying our portfolio may be callable at any time, and many of them can be repaid with no premium to par. It is not clear at this time when or if any loan might be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. Risks associated with owning loans include the fact that prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause us to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce the achievable yield for our company below the stated yield to maturity described elsewhere in this prospectus if the capital returned cannot be invested in transactions with equal or greater expected yields.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments include original issue discount, or OID, components and may include PIK interest components. For the year ended December 31, 2013, PIK interest comprised approximately 1.3% of our interest income. To the extent original issue discount constitutes a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	We must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID or other amounts accrued will be included in investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy our annual distribution requirements, even though we will not have received any corresponding cash amount. As a result, we may have to sell some of our investments at times or at prices that would not be advantageous to us, raise additional debt or equity capital or forgo new investment opportunities.
•	The higher yield of OID instruments reflect the payment deferral and credit risk associated with these instruments.
•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral.
•	OID instruments generally represent a significantly higher credit risk than coupon loans.
•	OID income received by us may create uncertainty about the source of our cash distributions to stockholders. For accounting purposes, any cash distributions to stockholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by the stockholders, Section 19(a) of the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
•	The deferral of paid-in-kind, or PIK, interest has a negative impact on liquidity, as it represents non-cash income that may require distribution of cash dividends to stockholders in order to maintain our RIC status. In addition, the deferral of PIK interest also increases the loan-to-value ratio at a compounding rate, thus, increasing the risk that we will absorb a loss in the event of foreclosure.
•	OID and market discount instruments create the risk of non-refundable incentive fee payments to MC Advisors based on non-cash accruals that we may not ultimately realize.

We have not yet identified the portfolio company investments we will acquire using the proceeds of an offering.

We have not yet identified potential investments for our portfolio that we may acquire with the proceeds of an offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. You will be unable to evaluate any future portfolio company investments prior to purchasing our securities. Additionally, MC Advisors will select our investments subsequent to the closing of an offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities.

Pending investment in portfolio companies, we will invest the net proceeds of offerings in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments. As a result, any distributions we make during this period may be substantially smaller than the distributions that we would expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by MC Advisors’ allocation policy.

Because we do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. When we do not acquire a controlling equity position in a portfolio company, we may be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

In addition, many of our investments will likely have a principal amount outstanding at maturity, which could result in a substantial loss to us if the borrower is unable to refinance or repay.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally seek to invest a portion of our capital in senior, unitranche and junior secured loans and, to a lesser extent, unsecured subordinated debt and equity. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, we will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We may also make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are generally more volatile than secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high LTV ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies, including changes in exchange control regulations, political and social instability, expropriation and imposition of foreign taxes. In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Factors such as trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments may affect currency values. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We may be subject to risks associated with syndicated loans.

From time to time, our investments may consist of syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom, in addition to other requirements, is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not contemplate a significant number of investments in securities of non-U.S. companies other than Canadian companies. We expect that these investments would focus on the same investments that we intend to make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

We may make investments in the future that include warrants or other equity or equity-related securities. In addition, we may, from time to time, make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests.

However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in our equity securities may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. For example, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. To the extent that we make distributions to stockholders that include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distribution may decrease the investor’s basis in our common stock and increase an investor’s tax liability for capital gains upon the future sale of the stock.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a price per share, after offering expenses and commission, that is a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

We may not be able to pay distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company could limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may choose to pay a portion of our dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash pursuant to such plan. See “Dividend Reinvestment Plan.” We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for federal income tax purposes. The tax rate for ordinary income will vary depending on a stockholder’s particular characteristics. For individuals, the top marginal federal ordinary income tax rate is 39.6%. To the extent distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum qualified dividend federal tax rate of 20%. However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum federal tax rate of 20%. See “Material U.S. Federal Income Tax Consequences” for a more detailed discussion.

As a result of receiving dividends in the form of our common stock, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of our common stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of shares of our common stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax, we will need to make sufficient distributions, a portion of which may be paid in shares of our common stock, regardless of whether our recognition of income is accompanied by a corresponding receipt of cash.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.” We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt acquisitions of our stock by any person from the Maryland Control Share Acquisition Act. If we amend our bylaws to subject the acquisition of our stock to the Maryland Control Share Acquisition Act, we would only do so to the extent consistent with the provisions of Section 18(i) of the 1940 Act and related SEC staff guidance.

We have adopted certain measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our board of directors in three staggered terms and authorizing our board of directors to classify or reclassify shares of our capital stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;
•	the ability of MCC SBIC, or any other SBIC subsidiary we may form, to obtain and maintain an SBIC license;
•	changes or perceived changes in earnings or variations in operating results;
•	changes or perceived changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MC Advisors’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

We may allocate the net proceeds from our offerings in ways with which you may disagree.

We will have significant flexibility in investing the proceeds of offerings pursuant to this prospectus and may use the proceeds from such offerings in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our publicly issued debt securities may fluctuate.

If we issue publicly issued debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As of May 8, 2014 we had 9,567,101 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our inexperience operating a business development company and RIC and the inexperience of MC Advisors managing a business development company and RIC;
•	our dependence on key personnel;
•	our ability to maintain or develop referral relationships;
•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;
•	actual and potential conflicts of interest with MC Advisors and its affiliates;
•	possession of material nonpublic information;
•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;
•	restrictions on affiliate transactions;
•	competition for investment opportunities;
•	our ability to maintain our qualification as a RIC and as a business development company;
•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;
•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;
•	our use of leverage;
•	changes in interest rates;
•	SBA regulations affecting MCC SBIC or any other wholly-owned SBIC subsidiary;
•	uncertain valuations of our portfolio investments;
•	fluctuations in our quarterly operating results;
•	our receipt of exemptive relief from the SEC;
•	our ability to issue securities at a discount to net asset value per share;
•	changes in laws or regulations applicable to us; and
•	general economic conditions and their impact on the industries in which we invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein during the period of this offering.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies directly in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

The prospectus supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DISTRIBUTIONS

To the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

The following table reflects the cash distributions, including dividends and returns of capital, per share that we have paid on our common stock since completion of our initial public offering.

Record Date	Payment Date	Distributions Declared Per Share
Fiscal Year Ended December 31, 2012
December 14, 2012	December 28, 2012	$0.34
Total		$0.34	(1)
Fiscal Year Ended December 31, 2013
March 19, 2013	March 28, 2013	$0.34
June 14, 2013	June 28, 2013	0.34
September 13, 2013	September 27, 2013	0.34
December 13, 2013	December 27, 2013	0.34
Total		$1.36	(2)
Fiscal Year Ended December 31, 2014
March 18, 2014	March 28, 2014	$0.34
Total		$0.34	(3)

(1)	Includes a return of capital for tax purposes of approximately $0.20 per share.
(2)	Includes a return of capital for tax purposes of approximately $0.21 per share.
(3)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. We expect that a portion of this distribution may include a return of capital for tax purposes, however, we are not yet able to estimate this amount as of March 31, 2014.

We have elected to be treated as a RIC under the Code, beginning with the taxable year ending December 31, 2012, and intend to qualify annually thereafter. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. A return of capital distribution is not a distribution from earnings and profits, but is rather a return of the money initially invested and while it may not be currently taxable, it lowers the stockholder’s basis in the stock, which may result in higher capital gains when the stockholder’s investment in us is ultimately sold.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

PRICE RANGE OF COMMON STOCK

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock has historically traded for an amount less than net asset value (“NAV”). On November 12, 2013, we announced a new $7.5 million stock repurchase program, pursuant to which we may repurchase shares at management’s discretion from time to time at prevailing market prices in the open market for a period of twelve months.

The following table sets forth the high and low sales prices of our common stock as reported on The Nasdaq Global Market, the sales price as a percentage of our NAV and the dividends declared by us for each fiscal quarter since our shares began trading on the Nasdaq Global Market.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
	NAV(1)		High	Low
Year ended December 31, 2014
Second Quarter (through May 8, 2014)	—	(4)	$13.50	$12.90	— (4)	— (4)	None
First Quarter	—	(4)	$13.55	$12.19	— (4)	— (4)	$0.34	(5)
Year ended December 31, 2013
Fourth Quarter	$13.92		$13.87	$11.75	(0.4)%	(15.6)%	$0.34	(6)
Third Quarter	$14.01		$14.99	$12.95	7.0%	(7.6)%	$0.34	(6)
Second Quarter	$14.78		$15.46	$14.60	4.6%	(1.2)%	$0.34	(6)
First Quarter	$14.78		$15.39	$14.55	4.1%	(1.6)%	$0.34	(6)
Year ended December 31, 2012
Fourth Quarter(7)	$14.54		$15.30	$14.59	5.2%	0.3%	$0.34	(8)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	NAV calculation is not yet available for the quarter ended March 31, 2014.
(5)	We expect that a portion of this distribution may include a return of capital for tax purposes. We will be unable to calculate the estimated amount of this distribution that would be characterized as a tax return of capital to our stockholders until our financial results for the year ended December 31, 2014 are finalized. We expect that a portion of this distribution may include a return of capital for tax purposes, however, we are not yet able to estimate this amount as of March 31, 2014.
(6)	Includes a return of capital for tax purposes of approximately $0.21 per share for the year ended December 31, 2013. Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(7)	From October 24, 2012 (initial public offering) to December 31, 2012.
(8)	Includes a return of capital for tax purposes of approximately $0.20 per share for the year ended December 31, 2012.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data as of and for the years ended December 31, 2013, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011 are derived from our financial statements that have been audited by McGladrey LLP, independent registered public accounting firm. The consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	As of and for the year ended December 31, 2013	As of and for the year ended December 31, 2012(1)	As of and for the period from February 9, 2011 (date of inception) to December 31, 2011(1)
	(dollars in thousands, except share and per share data)
Statement of operations data:
Total investment income	$18,213	$1,706	$—
Base management fees	2,752	318	—
Incentive fees	1,544	6	—
All other expenses	5,267	592	—
Net investment income	8,650	790	—
Net realized gain (loss) on investments	247	—	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	869	160	—
Net increase (decrease) in net assets resulting from operations	$9,766	$950	$—
Per share data (basic and diluted):
Net asset value	$13.92	$14.54	n/a
Net investment income	$1.13	0.15	$—
Net realized gain (loss) on investments	0.03	—	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	0.12	0.03	—
Net increase (decrease) in net assets resulting from operations	$1.28	$0.18	$—
Stockholder distributions – net investment income	(1.12)	(0.14)	—
Stockholder distributions – capital gains	(0.03)	—	—
Stockholder distributions – return of capital	(0.21)	(0.20)	—
Total stockholder distributions	(1.36)	(0.34)	—
Balance sheet data at period end:
Investments, at fair value	$207,920	$132,752	$—
Cash	14,603	4,060	10
Other assets	3,158	2,419	—
Total assets	225,681	139,231	10
Total debt	83,943	55,000	—
Other liabilities	3,646	597	—
Total liabilities	87,589	55,597	—
Total net assets	$138,092	$83,634	$10
Other data:
Weighted average annualized effective yield at period end(3)	10.7%	11.3%	n/a
Number of portfolio company investments at period end	42	28	n/a
Purchases of investments for the period	$138,781	$144,482	n/a
Principal payments and sales of investments for the period	$65,165	$11,898	n/a

(1)	For historical periods prior to October 24, 2012, we had no operations and therefore information provided does not include financial results prior to October 24, 2012.
(2)	Includes a return of capital for tax purposes of $0.21 and $0.20 for the years ended December 31, 2013 and 2012, respectively.
(3)	The weighted average annualized effective yield at period end is based upon the par value of our debt investments.

n/a — not applicable

SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA

The following table sets forth certain unaudited quarterly financial information for each quarter since we commenced operations ending with the quarter ended December 31, 2013. This information was derived from our consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	For the quarter ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012(1)
	(dollars in thousands, except per share data)
Total investment income	$6,395	$4,347	$3,752	$3,719	$1,706
Net investment income	$3,184	$2,413	$1,550	$1,503	$790
Net gain (loss) on investments and secured borrowings	$(672)	$(447)	$438	$1,797	$160
Net increase in net assets resulting from operations	$2,512	$1,966	$1,988	$3,300	$950
Net investment income per share – basic and diluted	$0.32	$0.27	$0.27	$0.26	$0.18
Net increase in net assets resulting from operations per share – basic and diluted	$0.25	$0.22	$0.34	$0.57	$0.15
Net asset value per share at period end	$13.92	$14.01	$14.78	$14.78	$14.54

(1)	We had no substantive operations prior to October 24, 2012, the date of our initial public offering.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes thereto. The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

Monroe Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. In addition for tax purposes, we intend to be treated as a RIC under the Code. We were incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our shares are currently listed on the Nasdaq Global Market under the symbol “MRCC.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. Our investments in senior, unitranche, junior secured debt and other investments generally will range between $2.0 million and $15.0 million each, although this investment size may vary proportionately with the size of our capital base. As of December 31, 2013, our portfolio included approximately 42.8% senior secured debt, 46.3% unitranche secured debt, 10.7% junior secured debt and 0.2% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

On February 28, 2014, our wholly-owned subsidiary, MCC SBIC, a Delaware limited partnership, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958. MCC SBIC commenced operations on September 16, 2013. See “— Liquidity and Capital Resources — SBIC Subsidiary” below for more information.

Investment income

We generate interest income on the debt investments in portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior, junior or unitranche secured debt, typically have an initial term of three to seven years and bear interest at a fixed or floating rate. In some instances we receive payments on our debt investment based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. In some cases, our investments provide for deferred interest or payment-in-kind (“PIK”) interest. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums and prepayment gains (losses) on loans as interest income. Interest and dividend income is recorded on the accrual basis to the extent we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of fees to MC Advisors under the Investment Advisory Agreement (management and incentive fees) and the payment of fees to MC Management for our allocable portion of overhead and other expenses under the Administration Agreement and other operating costs. Our expenses also include interest expense on our revolving credit facility and our secured borrowings. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Net gain (loss) on investments and secured borrowings

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and secured borrowings as a component of the net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations.

Portfolio and Investment Activity

During the year ended December 31, 2013, we invested $131.9 million in thirty new portfolio companies and $6.9 million in ten existing portfolio companies and had $65.2 million in aggregate amount of principal repayments, resulting in net investment acquisitions of $73.6 million for the period.

During the year ended December 31, 2012, we made $144.5 million on investments in new portfolio companies and had $11.9 million in aggregate amount of principal repayments, resulting in net investment acquisitions of $132.6 million for the period.

The following table shows the composition of the investment portfolio (in thousands) and associated yield data:

	December 31, 2013
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Unitranche loans	$96,217	46.3%	10.2%	11.8%
Senior secured loans	88,963	42.8	9.8	9.8
Junior secured loans	22,335	10.7	9.4	9.4
Equity securities	405	0.2	n/a	n/a
Total	$207,920	100.0%	9.9%	10.7%

	December 31, 2012
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Unitranche loans	$75,487	56.9%	10.7%	13.1%
Senior secured loans	45,332	34.1	8.0	8.3
Junior secured loans	11,662	8.8	10.2	10.6
Equity securities	271	0.2	n/a	n/a
Total	$132,752	100.0%	9.8%	11.3%

(1)	Based upon the par value of our debt investments. n/a — not applicable

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	December 31, 2013		December 31, 2012
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Healthcare & Pharmaceuticals	$30,639	14.7%	$17,407	13.1%
Services: Business	28,692	13.8	4,040	3.0
Consumer Goods: Durable	23,805	11.4	6,864	5.2
Consumer Goods: Non-durable	23,404	11.3	7,554	5.9
Retail	21,161	10.2	6,633	5.0
Media: Advertising, Printing & Publishing	17,822	8.6	14,273	10.8
Automotive	15,100	7.2	14,783	11.0
High Tech Industries	9,530	4.6	9,158	6.9
Banking, Finance, Insurance & Real Estate	7,566	3.6	5,997	4.5
Hotels, Gaming & Leisure	7,198	3.4	8,434	6.4
Energy: Oil & Gas	4,875	2.3	3,500	2.6
Capital Equipment	4,271	2.1	7,978	6.0
Telecommunications	3,714	1.8	3,840	2.9
Services: Consumer	3,104	1.5	14,937	11.2
Beverage, Food & Tobacco	3,034	1.5	—	—
Containers, Packaging & Glass	1,980	1.0	2,940	2.2
Chemicals, Plastics and Rubber	1,013	0.5	4,414	3.3
Construction and Building	1,012	0.5	—	—
Total	$207,920	100.0%	$132,752	100.0%

Portfolio Asset Quality

MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors segregates our capital markets investments by industry. MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure using a proprietary trend analysis tool. When necessary, MC Advisors will update our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the categories listed below, which we refer to as MC Advisors’ investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisors monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisors reviews these investment ratings on a quarterly basis, and our board of directors reviews and affirms such ratings.

Rating Definition

Investment Performance Risk Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any ratings of investments by a nationally recognized statistical rating organization or reflect any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate an investment grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	189,899	91.3
3	18,021	8.7
4	—	—
5	—	—
Total	$207,920	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2012 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$4,414	3.3%
2	125,301	94.4
3	3,037	2.3
4	—	—
5	—	—
Total	$132,752	100.0%

Results of Operations

Operating results are as follows (dollars in thousands):

	For the year ended December 31,
	2013	2012
Total investment income	$18,213	1,706
Total expenses, net	9,563	916
Net investment income	8,650	790
Net realized gain (loss) on investments	247	—
Net change in unrealized appreciation (depreciation) on investments	869	160
Net increase (decrease) in net assets resulting from operations	$9,766	$950

As we had no substantive operating activities prior to the initial public offering on October 24, 2012, the results of the periods prior to the initial public offering are excluded from this discussion.

Investment Income

For the years ended December 31, 2013 and 2012, total investment income was $18.2 million and $1.7 million, of which $17.5 million and $1.6 million was attributable to portfolio interest and $0.7 million and $0.1 million to other income (including amortization of discounts and origination fees, paydown gains (losses) and dividend income), respectively.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	For the year ended December 31,
	2013	2012
Interest and other debt financing expenses	$2,908	$305
Base management fees	2,752	318
Incentive fees	1,544	6
Professional fees	1,149	76
Administrative service fees	528	133
General and administrative expenses	682	78
Total expenses	$9,563	$916

The composition of our interest expense and other debt financing expenses was as follows (dollars in thousands):

	For the year ended December 31,
	2013	2012
Interest expense – credit facility	$1,978	$218
Amortization of deferred financing costs	479	87
Interest expense – secured borrowings	378	—
Other	73	—
Total interest and other debt financing expenses	$2,908	$305

Net Realized Gain (Loss) on Investments

Sales and principal repayments totaled $65.2 million and $11.9 million for the years ended December 31, 2013 and 2012, respectively, resulting in net realized gain (loss) on investments of $0.2 million and zero, respectively.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings

For the years ended December 31, 2013 and 2012, our investments had $0.9 million and $0.2 million of unrealized appreciation, respectively.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2013 and 2012, we recorded a net increase in net assets resulting from operations of $9.8 million and $1.0 million, respectively. Based on the weighted average shares of common stock outstanding for the years ended December 31 2013 and 2012, our per share net increase in net assets resulting from operations was $1.28 and $0.18, respectively. During July of 2013, we completed a public offering as described in further detail within “Liquidity and Capital Resources” below. The new capital raised during the third quarter was initially used to repay borrowings under our revolving credit facility, and has since been redeployed into new portfolio investments.

Liquidity and Capital Resources

As of December 31, 2013, we had $14.6 million in cash and cash equivalents and $76.0 million of total debt outstanding on our revolving credit facility and $34.0 million available for additional borrowings on our revolving credit facility. See “Borrowings — Revolving Credit Facility” below for additional information.

Cash Flows

For the year ended December 31, 2013, we experienced a net increase in cash and cash equivalents of $10.5 million. During the same period we used $62.9 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $73.4 million from financing activities, principally from our secondary offering during July, net borrowings on our revolving credit facility and increases in secured borrowings, partially offset by distributions to stockholders and repurchase of our common stock.

For the year ended December 31, 2012, we experienced a net increase in cash and cash equivalents of $4.0 million. During the same period we used $131.8 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $135.8 million from financing activities, principally from proceeds from our initial public offering and net borrowings on our revolving credit facility.

Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. We intend to generate additional cash primarily from future offerings of securities, future borrowings and cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be to invest in portfolio companies and make cash distributions to our stockholders. Additionally, we may opportunistically repurchase our own shares below our net asset value (“NAV”) in accordance with our share repurchase plan discussed in further detail below within “Share Repurchase Plan.”

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board, including independent directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On July 9, 2013, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year, subject to certain limitations.

Pursuant to the July 9, 2013 stockholder vote to allow us to sell or otherwise issue common stock at a price below net asset value per share, on July 22, 2013, we completed a public offering of 4,000,000 shares of our common stock at a public offering price of $14.05 per share. On August 20, 2013, we also sold an additional 225,000 shares of our common stock at a public offering price of $14.05 per share pursuant to the underwriters’ partial exercise of the over-allotment option. These issuances provided us with proceeds, net of offering and underwriting costs of $56.0 million. As of December 31, 2013 and 2012, we had 9,918,269 and 5,750,103 shares outstanding, respectively.

Borrowings

Credit Facility:  We obtained the proceeds to complete the acquisition of our initial portfolio of loans through the use of the term loan portion of a credit facility with ING Capital LLC, as agent, which we entered into on October 23, 2012. On October 30, 2012, we repaid the secured term loan portion of the credit facility with proceeds from our initial public offering. The credit facility also contains a revolving credit facility which initially included revolving commitments of $65.0 million with an accordion feature up to $100.0 million. On September 27, 2013, the maximum amount we were able to borrow under the revolving credit facility was increased to $95.0 million, pursuant to this accordion feature.

On December 19, 2013 we entered into an amendment (the “Credit Facility Amendment”) to the documents governing our revolving credit facility. The Credit Facility Amendment, among other things, (a) increased the size of the current revolving commitments under the revolving credit facility to $110.0 million from $95.0 million, (b) expanded the accordion feature to $200.0 million from $100.0 million (subject to maintaining 200% asset coverage, as defined in the 1940 Act), (c) reduced pricing by 50 basis points, to LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when equity capitalization exceeds $175.0 million, (d) extended the expiration of the revolving period from October 23, 2015 to December 19, 2016, during which period we, subject to certain conditions, may make borrowings under the facility and (e) extended the stated maturity date from October 21, 2016 to December 19, 2017.

As of December 31, 2013 and 2012, we had $76.0 million and $55.0 million outstanding, respectively, under the revolving credit facility. The revolving credit facility is secured by a lien on all of our assets, including cash on hand, but excluding the assets of our wholly-owned subsidiary, MCC SBIC. Our ability to borrow under the credit facility is subject to availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. We may make draws under the revolving credit facility to make or purchase additional investments through December 2016 and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at our election, at an annual rate of LIBOR plus 3.25% (3.75% prior to December 19, 2013) or at a daily rate equal to 2.25% (2.75% prior to December 19, 2013) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of the revolving credit facility borrowings (excluding debt issuance costs) for the year ended December 31, 2013 was 4.1%. The weighted average fee rate on the Company’s unused portion of the revolving credit facility for the year ended December 31, 2013 was 0.7%.

Our ability to borrow under the revolving credit facility is subject to availability under our borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the investment we hold and whether the investment is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the revolving credit facility. Our revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of our assets on the last day or each quarter or (b) 80% of the net proceeds to us from our initial offering plus 50% of the net proceeds of the sales of our securities after the effectiveness of the revolving credit facility; (2) a ratio of our total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.15 times; and (3) a ratio of our earnings before interest and taxes to our interest expense of at least 2.5 times. The revolving credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital, LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the revolving credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisors, failure to comply with our financial and negative covenants, and failure to maintain our relationship with MC Advisors. If we incur an event of default under our revolving credit facility and fail to remedy such default under any applicable grace period, if any, then our entire revolving credit facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Our credit facility, as amended, imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under our dividend reinvestment plan are not limited by the credit facility. Distributions in cash or property other than our common stock are generally limited to 110% (125% in certain instances) of the amount of distributions required to maintain our status as a RIC. The credit facility also specifically allowed for the dividend payments made during the fourth quarter of 2013 and 2012.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860 — Transfers and Servicing (“ASC Topic 860”), because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on our consolidated statements of assets and liabilities and we record the portion sold as a secured borrowing in the liabilities section of our consolidated statements of assets and liabilities. For these partial loan sales, we record the interest earned on the entire loan balance within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in our consolidated statements of operations.

As of December 31, 2013, secured borrowings at fair value totaled $7.9 million and the fair value of the loans that are associated with these secured borrowings was $22.7 million. These secured borrowings were the result of our completion of partial loan sales of three unitranche loan assets totaling $10.0 million during the three months ended March 31, 2013, that did not met the definition of a “participating interest.” As a result, sale treatment was not allowed and we treated these partial loan sales as secured borrowings. No such partial loan sales occurred during 2012 or during the remainder of the year ended December 31, 2013. During the year ended December 31, 2013, repayments on secured borrowings totaled $2.0 million. The weighted average interest rate on our secured borrowings was approximately 4.3% as of December 31, 2013.

Share Repurchase Plan

On November 11, 2013, our Board approved a share repurchase plan (“Plan”) under which up to $7.5 million of our outstanding common stock may be acquired in the open market at prices below our NAV as reported in our then most recently published consolidated financial statements. The Plan may be implemented over the twelve months following the approval, at the discretion of management.

The shares may be purchased from time to time at prevailing market prices, through open market, including block transactions. Our Board has authorized the repurchase plan because it believes that our common stock may be undervalued from time to time. We have no obligation to repurchase shares, and we may discontinue purchases at any time that management determines additional purchases are not warranted.

During the year ended December 31, 2013, we repurchased 84,803 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $1.0 million.

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Dividend payments to stockholders for years ended December 31, 2013 and 2012 totaled $10.7 million ($1.36 per share) and $2.0 million ($0.34 per share), respectively of which $1.6 million and $1.2 million represented return of capital, respectively.

SBIC Subsidiary

On February 28, 2014, our wholly-owned subsidiary, MCC SBIC, a Delaware limited partnership, received a license from the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Company Act of 1958. MCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to MCC SBIC’s assets over our stockholders in the event we liquidate MCC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by MCC SBIC upon an event of default.

SBA regulations currently limit the amount that MCC SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. However, because we have an affiliated SBIC already in operation, MCC SBIC will be limited to a maximum of $75.0 million in borrowings. The SBA limits a related group of SBICs to a maximum of $225.0 million in total borrowings, and our affiliate has already obtained the maximum $150.0 million in SBA debentures. Monroe Capital has received an additional SBIC license that will not be a subsidiary of ours, which could further reduce the maximum borrowing capacity of MCC SBIC in SBA debentures.

On November 21, 2013, we filed an application for exemptive relief from the SEC to permit us to exclude the debt of MCC SBIC guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief, if granted, would provide us with increased flexibility under the 200% asset coverage test by permitting us to borrow, through MCC SBIC, more than we would otherwise be able to absent the receipt of this exemptive relief.

Related Party Transactions

We have a number of business relationships with affiliated or related parties, including the following:

•	We have an Investment Advisory Agreement with MC Advisors, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay MC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
•	We have an Administration Agreement with MC Management to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations.

•	Theodore L. Koenig, our Chief Executive Officer and Chairman of our Board is also a manager of MC Advisors and the President and Chief Executive Officer of MC Management. Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer, serves as a director on our Board and is also a managing director of MC Management.
•	We have a license agreement with Monroe Capital, LLC, under which Monroe Capital, LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business.

In addition, we have adopted a formal code of ethics that governs the conduct of our Advisor’s officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and Maryland General Corporation Law.

Contractual Obligations and Off-Balance Sheet Arrangements

The following table shows our significant contractual payment obligations as of December 31, 2013 (dollars in thousands):

Contractual obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving credit facility	$76,000	$—	$—	$76,000	$—
Unfunded commitments(1)	1,648	1,648	—	—	—
Total contractual obligations(2)	$77,648	$1,648	$—	$76,000	$—

(1)	Unfunded commitments represent all amounts unfunded as of December 31, 2013. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but we are showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of December 31, 2013.
(2)	Total contractual obligations excludes $7.9 million of secured borrowings.

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of December, 2013 and 2012, we had outstanding commitments to fund investments totaling $1.6 million and $3.2 million, respectively.

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Market Trends

We have identified the following trends that may affect our business:

Target Market.  We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Monroe Capital, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital.  We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

Competition from other Lenders.  We believe that many traditional bank lenders, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital market transactions. In addition, many commercial banks face significant balance sheet constraints as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore drive increased new investment opportunities for us. Conversely, there is increased competitive pressure in the business development company and investment company marketplace for senior and subordinated debt which could result in lower yields for increasingly riskier assets.

Pricing and Deal Structures.  We believe that the volatility in global markets over the last several years and current macroeconomic issues such as a weakened U.S. economy has reduced access to, and availability of, debt capital to middle-market companies, causing a reduction in competition and generally more favorable capital structures and deal terms. Recent capital raises in the business development company and investment company marketplace have created increased competition, however, we believe that current market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Recent Developments

On March 7, 2014, the Board declared a quarterly dividend of $0.34 per share payable on March 28, 2014 to holders of record on March 18, 2014.

From January 1, 2014 through May 7, 2014, we repurchased 351,168 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $4.6 million under our share repurchase plan.

Significant Accounting Estimates and Critical Accounting Policies

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium is capitalized, and we then amortize such amounts using the effective interest method as interest income over the life of the investment. Upon the prepayment of a loan or debt security, any unamortized premium or discount or loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Valuation of Portfolio Investments

As a business development company, we generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our board of directors, we value investments for which market quotations are readily available and within a recent date at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient according to generally accepted accounting principles in the United States (“GAAP”) to determine the fair value of the security. Debt and equity securities that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. With respect to unquoted or thinly-traded securities, our board of directors, together with our independent valuation firms, value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee;
•	the board of directors also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our investments for which market quotations are not readily available. We will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;
•	the audit committee of the board of directors reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	the board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825— Financial Instruments relating to accounting for debt obligations at their fair value for our secured borrowings, which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. We will consult with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. We report changes in the fair value of secured borrowings that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on secured borrowings in the consolidated statements of operations.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory Agreement with MC Advisors, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the Investment Advisory Agreement with MC Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to MC Advisors if our entire portfolio was liquidated at its fair value as of the balance sheet date even though MC Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the year ended December 31, 2013, we accrued capital gains incentive fees of $0.2 million, based on the performance of our portfolio, of which only $0.1 million was related to realized capital gains and was therefore payable to MC Advisors.

New Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (ASC Topic 946) (“ASU 2013-08”), which affects the scope, measurement and disclosure requirements for investment companies under GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. We do not expect ASU 2013-08 to have a material impact on our financial position or disclosures.

Senior Securities

Information about our senior securities is shown in the following table as of December 31, 2012 and December 31, 2013 (dollars in thousands). We have derived the information from our consolidated financial statements, which have been audited by our independent registered public accounting firm and are included elsewhere in this prospectus.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit(2)	Average Market Value per Unit(3)
Revolving Credit Facility
2012	$55,000	$2,521	—	N/A
2013	$76,000	$2,922	—	N/A
Secured Borrowings(4)
2012	$—	N/A	—	N/A
2013	$7,997	$27,765	—	N/A
Total Debt
2012	$55,000	$2,521	—	N/A
2013	$83,997	$2,643	—	N/A

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(3)	Not applicable, as senior securities are not registered for public trading.
(4)	Secured borrowings represent partial loan sales which do not meet the definition of a “participating interest” as defined in ASC Topic 860 — Transfers and Servicing. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our consolidated statements of assets and liabilities as an asset and the proceeds are recorded as a secured borrowing.

BUSINESS

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC for tax purposes under Subchapter M of the Code commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. Unitranche debt is an instrument that combines both senior and junior secured debt into one facility. Unitranche debt is often used to finance leveraged buyouts and generally has an interest rate higher than that of typical senior debt, but lower than typical junior debt. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, relatively more expansive events of default, small debt facilities that provide us with enhanced influence over our borrower, direct access to borrower management and improved information flow. We anticipate that a significant portion of our new investments will be in non-private equity-sponsored transactions, which we believe offers more attractive economics in terms of interest rate, upfront fees and prepayment penalties than deals led by private equity sponsors. We may also invest opportunistically in attractively priced, loans to larger companies, which, we believe will enhance our geographic and industry portfolio diversification and increase our portfolio liquidity. We also have substantial strategic relationships with commercial banks across the United States through which we may source and opportunistically invest in distressed assets.

As of December 31, 2013, we had debt and equity investments in 42 portfolio companies with an aggregate fair value of $207.9 million. At December 31, 2013, our portfolio at fair value was comprised of 46.3% unitranche loans, 42.8% senior secured loans, 10.7% junior secured loans and 0.2% equity securities.

Our Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Advisers Act.

Under the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to the Staffing Agreement. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 20 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that will constitute our primary focus and have expertise in investing throughout all periods of the current economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by approximately 40 experienced professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through December 31, 2013, Monroe Capital’s investment professionals invested in over 550 loan and related investments with an aggregate principal value of over $2.3 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Peck has more than 19 years of public company management, leveraged finance and commercial lending experience at organizations, including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management — Biographical Information — Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 15 years of credit and lending experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company and Heller Financial. See “Management — Biographical Information — Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability that was founded in 2004, is a leading lender to middle-market companies. As of January 1, 2014, Monroe Capital had approximately $1.5 billion in assets under management.

Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 200 current investments. From Monroe Capital’s formation in 2004 through December 31, 2013, Monroe Capital’s investment professionals invested in more than 550 loan and related investments with an aggregate principal value of over $2.3 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Portfolio Composition

Our investments generally range in size from $2.0 million to $15.0 million. We may also selectively invest in or purchase larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce debt or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile. The companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national ratings agencies. See “Portfolio Companies” for a description of our current portfolio of investments.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. In addition, each of the factors set forth below suggests a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Significant Universe of Potential Borrowers.  According to the U.S. Census Bureau in its 2007 economic census, the most recent figures published by the U.S. Census Bureau, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. In addition, we have substantial relationships with commercial banks across the United States. We will have the opportunity to provide debt financing to their networks of middle-market clients while the banks can maintain their client relationships by providing deposit and cash management services. We believe that these relationships, coupled with an extensive network of financial intermediaries, will generate substantial originations in non-private equity-sponsored investments.

Reduced Competition Driven by Depressed Credit Cycle.  We believe that the dislocation in the financial markets over the last several years has reduced the amount of credit available to middle-market companies. Many significant participants in the senior, unitranche and junior secured debt market over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. Moreover, many regional commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe restrict their ability to provide loans to middle-market companies. In addition, since 2007, the Federal Deposit Insurance Corporation has been appointed receiver or conservator for over 500 failed banks. We believe that the relative decline in competition will drive higher quality deal flow to us and allow for us to exercise greater selectivity throughout the investment process.

Robust Demand for Debt Capital.  Private equity firms raised record amounts of equity commitments from 2006 to 2008, far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us. In addition, we believe there is a large pool of uninvested private equity capital available to acquire or recapitalize middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior debt and equity co-investments from other sources, such as us. Although not our primary deal source, private equity firms are one of the many origination channels through which we may source our new loan originations.

We also expect a large number of companies to seek to refinance as the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 comes due in the near term. When combined with the decreased availability of debt financing for middle-market companies described above, these factors should increase lending opportunities for us.

Middle-Market Lending Requirements.  We believe that several factors render many U.S. financial institutions ill-suited to lend to lower middle-market companies. For example, based on the experience of our management team, lending to lower middle-market companies (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information regarding such companies, (b) requires due diligence and underwriting practices, including greater and more sustained interaction with management and more detailed and tailored financial analysis, consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. This dynamic is particularly true with respect to non-private equity-sponsored companies because many middle-market focused business development companies and other finance companies rely substantially on private equity-backed companies for deal flow. As a result, middle-market companies, and non-private equity-sponsored and lower middle-market companies in particular, have historically been served by a limited segment of the lending community.

Attractive Deal Structure and Terms.  In general, based on the experiences of our management team, we believe that lower middle-market companies have less leverage on their balance sheets than large companies. Due to their smaller size, such companies also typically utilize less complicated financing arrangements, leaving them with simpler capital structures than larger companies. These loans also typically involve a small lending group, or club, which facilitates communication among the group, information flow, heightened oversight and monitoring and direct access to borrowers’ management teams as well as opportunities to obtain board seats or board observation rights with borrowers. Club transactions allow lenders in this market to customize covenant and default provisions in loan documents tailored to suit the individual borrowers. We believe this results in a better “fit” for borrowers, easier monitoring and improved overall performance for these investments. Also, we believe that as a percentage of financing transactions into which they enter, lower middle-market companies generally offer more attractive economics than large companies in terms of interest rate, upfront fees and prepayment penalties.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively-priced broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield.  We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target senior and unitranche secured debt will have an average maturity of three to five years and interest rates of 9% to 15%, and we expect our target junior secured debt and unsecured subordinated debt will have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), will typically include upfront closing fees of 1% to 4% and may include PIK interest. We may also receive warrants or other forms of upside equity participation. Our transactions will generally be secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we will target investments with the characteristics described in this paragraph, we cannot assure you that our new investments will have these characteristics and we may enter into investments with different characteristics as the market dictates. For a description of the characteristics of our current investment portfolio, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Portfolio and Investment Activity.” Until investment opportunities can be found, we may invest our undeployed capital in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Sound Portfolio Construction.  We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and we believe that MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is and will be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account monitoring and diversification, enables it to protect investor capital and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns.  Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on mergers and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team.  We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of approximately 40 professionals, including six senior partners that average more than 20 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation through December 31, 2013, Monroe Capital’s investment professionals invested in more than 550 loan and related investments with an aggregate principal value of over $2.3 billion.

Differentiated Relationship-Based Sourcing Network.  We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single origination channel and offers us consistent deal flow throughout in the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow.  Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it reviewed approximately 1,600 investment opportunities during 2013. Monroe Capital’s over 550 previously executed transactions, over 200 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of December 31, 2013, Monroe Capital had a pipeline of over 200 transactions for an aggregate potential deal volume of greater than $4.0 billion for all funds under management. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process.  Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit will outweigh pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework.  We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintain an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination.  MC Advisors seeks to develop investment opportunities through extensive relationships with regional banks, private equity firms, financial intermediaries, management teams and other turn-around advisors. Monroe Capital has developed this network since its formation in 2004. MC Advisors manages these leads through personal visits and calls by its senior deal professionals. It is these professionals’ responsibility to identify specific opportunities, refine opportunities through due diligence regarding the underlying facts and circumstances and utilize innovative thinking and flexible terms to solve the financing issues of prospective clients. Monroe Capital’s origination professionals are located in three regions across the United States, and each originator is responsible for covering a specified target market based on geography. We believe MC Advisors’ origination professionals’ experience is vital to enable us to provide our borrowers with innovative financing solutions. We further believe that their strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities and enable us to be highly selective in our lending activities. In sourcing new transactions, MC Advisors seeks opportunities to work with borrowers domiciled in the United States and Canada and typically focuses on industries in which Monroe Capital has previous lending experience.

Due Diligence.  For each of our investments, MC Advisors prepares a comprehensive new business presentation, which summarizes the investment opportunity and its due diligence and risk analysis, all from the perspective of strengths, weaknesses, opportunities and threats presented by the opportunity. This presentation assesses the borrower and its management, including products and services offered, market position, sales and marketing capabilities and distribution channels; key contracts, customers and suppliers, meetings with management and facility tours; background checks on key executives; customer calls; and an evaluation of exit strategies. MC Advisors’ presentation typically evaluates historical financial performance of the borrower and includes projections, including operating trends, an assessment of the quality of financial information, capitalization and liquidity measures and debt service capacity. The financial analysis also includes sensitivity analysis against management projections and an analysis of potential downside scenarios, particularly for cyclical businesses. MC Advisors seeks to also review the dynamics of the borrowers’ industry and assess the maturity, market size, competition, technology and regulatory issues confronted by the industry. Finally MC Advisors’ new business presentation includes all relevant third-party reports and assessments, including, as applicable, analyses of the quality of earnings of the prospective borrower, a review of the business by industry experts and third-party valuations. In general, these analyses and reviews are more likely to be completed in agented or club deals in which MC Advisors will have greater access to the borrower and its management team. MC Advisors also includes in this due diligence, if relevant, field exams, collateral appraisals and environmental reviews, as well as a review of comparable private and public transactions.

Underwriting.  MC Advisors uses the systematic, consistent approach to credit evaluation developed in house by Monroe Capital with a particular focus on determining the value of a business in a downside scenario. In this process, the senior investment professionals at MC Advisors bring to bear extensive lending experience with emphasis on lessons learned from the past two credit cycles. We believe that the extensive credit and work-out experience of Monroe Capital’s senior management enables us to anticipate problems and minimize risks. Monroe Capital’s underwriting professionals work closely with its origination professionals to identify individual deal strengths, risks and any risk mitigants. MC Advisors preliminarily screens transactions based on cash flow, enterprise value and asset-based characteristics, and each of these measures is developed on a proprietary basis using thorough credit analysis focused on sustainability and predictability of cash flow to support enterprise value, barriers to entry, market position, competition, customer and supplier relationships, management strength, private equity sponsor track record and industry dynamics. For asset-based transactions, MC Advisors seeks to understand current and future collateral value, opening availability and ongoing liquidity. MC Advisors documents this analysis through a new business presentation thoroughly reviewed by at least one member of its investment committee prior to proposing a formal term sheet. We believe this early involvement of the investment committee ensures that our resources and those of third parties are deployed appropriately and efficiently during the investment process and lowers execution risk for our clients. With respect to transactions reviewed by MC Advisors, we expect that only 10% of our sourced deals will reach the formal term sheet stage.

Credit Approval/Investment Committee Review.  MC Advisors employs a standardized, structured process developed by Monroe Capital when evaluating and underwriting new investments for our portfolio. MC Advisors’ investment committee considers its comprehensive new business presentation to approve or decline each investment. This committee includes Messrs. Koenig, Peck, Egan and VanDerMeid. The committee is committed to providing a prompt turnaround on investment decisions. Each meeting to approve an investment requires a quorum of at least three members of the investment committee, and each investment must receive unanimous approval by such members of the investment committee.

The following chart illustrates the stages of MC Advisors’ evaluation process:

Evaluation Process

Origination Opportunities Received
Comprehensive Due Diligence and Risk Analysis
Systematic and Consistent Underwriting
Standardized and Structured Credit Approval Process

Fund Investments

Execution.  We believe Monroe Capital has developed a strong reputation for closing deals as proposed, and we intend to continue this tradition. Through MC Advisors’ consistent approach to credit evaluation and underwriting, we seek to close deals as fast or faster than competitive financing providers while maintaining the discipline with respect to credit, pricing and structure necessary to ensure the ultimate success of the financing. Upon completion of final documentation, a loan will typically be funded upon the initialing of the new business presentation by our appropriate senior officers and confirmation of the flow of funds and wire transfer mechanics.

Monitoring.  We benefit from the portfolio management system already in place at Monroe Capital. This monitoring includes meetings on at least a monthly basis between the responsible analyst and our portfolio company to discuss market activity and current events. MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors’ segregates our capital markets investments by industry. MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure daily using a proprietary trend analysis tool. When necessary, MC Advisors updates our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the following categories, which we refer to as MC Advisors’ investment performance rating:

Investment Performance Rating	Summary Description
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.
Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.
Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.
Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.
Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full, and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate a loan grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, develops an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors forms a team or engages outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value:

	As of December 31, 2013		As of December 31, 2012
Investment Performance Rating	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio
1	—	—	$4,414	3.3%
2	$189,899	91.3%	125,301	94.4
3	18,021	8.7	3,037	2.3
4	—	—	—	—
5	—	—	—	—
Total	$207,920	100.0%	$132,752	100.0%

Our investment performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

Investment Structure

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans.  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio company borrowers that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Loans.  We structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases we, together with our affiliates, are the sole or majority lender of our unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Junior Secured Loans.  We structure these investments as junior secured loans. We obtain a security interest in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Warrants and Equity Co-Investment Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In other cases, we may make a minority equity co-investment in the portfolio company in connection with a loan.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Competition

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may invest in areas they have not traditionally invested in or from which they had withdrawn during the recent economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

We use the expertise of our investment professionals to assess investment risks and determine appropriate pricing and terms for investments in our loan portfolio. In addition, we expect that the relationships of our senior professionals will enable us to learn about, and compete effectively for, investment opportunities with attractive middle-market companies, independently or in conjunction with our private equity clients. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns in losses.”

Information Technology

We utilize a number of industry standard practices and software packages to secure, protect, manage and back up all corporate data. We outsource our information technology function to monitor and maintain our systems efficiently. Also, we conduct a daily backup of our systems to ensure the security and stability of the network. Our system provider performs this backup off site.

Staffing and Administration

We do not currently have any employees. MC Management, an affiliate of Monroe Capital, provides access to Monroe Capital’s investment professionals and the administrative services necessary for us to operate pursuant to the Staffing Agreement and the Administration Agreement. The Staffing Agreement provides us with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Monroe Capital and its affiliates in the ordinary course of their businesses and commits the members of MC Advisors’ investment committee to serve in that capacity. Mr. Koenig serves as our Chairman and Chief

Executive Officer and also currently serves as the managing member and a partner of each of MC Advisors, Monroe Capital and MC Management. Mr. Peck serves as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer and is an employee of Monroe Capital and performs his functions as Chief Financial Officer and Chief Compliance Officer pursuant to the Staffing Agreement.

In addition, under the Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 were limited to the greater of (i) 0.375% of our average invested assets for such quarter and (ii) $375,000. MC Management also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. The principal executive offices of Monroe Capital are located in at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Monroe Capital and its affiliates currently have additional offices, and/or company representatives in New York, New York, Los Angeles, California, San Francisco, California, Atlanta, Georgia, Charlotte, North Carolina, and Dallas, Texas. Our administrator furnishes us office space, and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We, MC Advisors and MC Management are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2013, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. We do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities. The loans in our current portfolio were either acquired in our initial portfolio from affiliates of Monroe Capital or originated or purchased in the secondary market.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
						(dollars in thousands)
Accutest Holdings, Inc. 2235 U.S. Highway 130 Dayton, NJ 08810	Services Business	Unitranche(1)	9.00% (LIBOR + 7.50%, 1.50% Floor)	06/05/2018	$7,725	$7,891
Alliance Time Holdings, LLC 545 Broadway, 3rd Floor Brooklyn, NY 11206	Retail	Senior Secured	13.00% (LIBOR + 11.50%, 1.50% Floor) (10.00% cash/3.00% PIK)	12/24/2018	10,000	9,750
Alora Pharmaceuticals, LLC 11675 Great Oaks Way, Suite 144 Alpharetta, GA 30022	Healthcare & Pharmaceuticals	Senior Secured	10.00% (LIBOR +9.00%, 1.00% Floor)	09/13/2018	11,964	11,874
		Revolver(4)	10.00% (LIBOR +9.00%, 1.00% Floor)	09/13/2018	1,336	—
American Dental Partners, Inc. 401 Edgewater Place, Suite 430 Wakefield, MA 01880	Healthcare and Pharmaceuticals	Senior Secured	6.00% (LIBOR + 5.00%, 1.00% Floor)	02/09/2018	2,910	2,821
Clondalkin Acquisition B.V. Ito Tower, 9th Floor Gustav Mahlerplein 68 1082MA Amsterdam, The Netherlands	Containers, Packaging & Glass	Junior Secured	10.00% (LIBOR + 8.75%, 1.25% Floor)	11/30/2020	2,000	1,980
Collaborative Neuroscience Network, LLC 12772 Valley View Street #3 Garden Grove, CA 92845	Healthcare and Pharmaceuticals	Unitranche(1)(5)	11.50% (LIBOR + 10.00%, 1.50% Floor)	12/27/2017	9,500	9,510
Confie Seguros Holdings II Co. 6722 Orangethorpe Avenue, Suite 200 Buena Park, CA 90620	Banking, Finance, Insurance & Real Estate	Junior Secured	10.25% (LIBOR + 9.00%, 1.25% Floor)	05/08/2019	2,969	2,992
Conisus, LLC 1300 Parkwood Circle SE, Suite 450A Atlanta, GA 30339	Media: Advertising, Printing & Publishing	Unitranche(1)	8.25% (LIBOR + 7.00%, 1.25% Floor)	12/27/2017	10,660	10,724
Consolidated Glass Holdings, Inc. 616 Selfield Road Selma, AL 36703	Capital Equipment	Unitranche(1)	11.50% (LIBOR + 10.50%, 1.00% Floor)	04/17/2017	4,487	4,271
CSM Bakery Supplies, LLC 1912 Montreal Road W Tucker, GA 30084	Beverage, Food & Tobacco	Junior Secured	8.50% (LIBOR +7.50%, 1.00% Floor)	07/03/2021	3,000	3,034
Escort Holdings Corp. 5440 West Chester Road West Chester, OH 45069	Consumer Goods: Durable	Unitranche	9.50% (LIBOR + 9.00%, 0.50% Floor)	10/7/2018	15,000	15,053
Fabco Automotive Corp, LLC 151 Lawrence Drive Livermore, CA 94551	Automotive	Unitranche(1)	9.25% (LIBOR + 8.25%, 1.00% Floor)	04/03/2017	8,063	7,207
Fineline Technologies, Inc. 3145 Medlock Bridge Road Norcross, GA 30071	Consumer Goods: Non-Durable	Senior Secured	8.00% (LIBOR + 6.75%, 1.25% Floor)	05/06/2017	5,350	5,350

Name and Address of Portfolio Company	Industry	Type of Investment		Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
							(dollars in thousands)
Forbes Media LLC 60 Fifth Avenue New York, NY 10011	Media: Advertising, Printing & Publishing	Unitranche	(1)	11.75% (LIBOR + 10.25%, 1.50% Floor)	07/31/2017	$7,000	$7,098
FTJFundChoice, LLC 2300 Litton Lane, Suite 102 Hebron, KY 41048	Banking, Finance, Insurance & Real Estate	Unitranche	(1)	11.75% (LIBOR + 10.25%, 1.50% Floor)	07/17/2017	3,000	3,060
Genex Services, Inc. 440 E. Swedesford Road Wayne, PA 19087	Banking, Finance, Insurance & Real Estate	Junior Secured		9.25% (LIBOR +8.25%, 1.00% Floor)	01/26/2019	750	758
		Senior Secured		5.25% (LIBOR + 4.25%, 1.00% Floor)	7/26/2018	748	756
Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	Consumer Goods: Non-Durable	Senior Secured		6.50% (LIBOR +5.25%, 1.25% Floor)	01/03/2018	1,000	1,001
Keystone Automotive Holdings, Inc. 44 Tunkhannock Avenue Exeter, PA 18643	Automotive	Senior Secured		7.00% (LIBOR + 5.75%, 1.25% Floor)	8/15/2019	4,988	4,987
LAI International, Inc. 14350 N. 87th Street, Suite 105 Scottsdale Airpark Scottsdale, AZ 85269	Services: Business	Unitranche	(1)	10.75% (LIBOR + 9.25%, 1.50% Floor)	02/27/2017	4,313	3,970
Landpoint, LLC 5486 Airline Drive Bossier City, LA 71111	Energy: Oil & Gas	Senior Secured(6)		11.75% (LIBOR + 11.00%, 1.50% Floor) (9.50% cash/2.25% PIK)	12/20/2018	5,000	4,875
		Revolver(4)		9.50% (LIBOR + 8.00%, 1.50% Floor)	12/20/2018	313	—
Latisys Holdings Corp. 393 Inverness Parkway Englewood, CO 80112	High Tech Industries	Senior Secured		6.50% (LIBOR +5.25%, 1.25% Floor)	03/6/2019	1,990	1,989
Monte Nido Residential Center, LLC 27162 Sea Vista Drive Malibu, CA 90265	Services: Consumer	Class A Common Units		—	—	—	74
MooreCo, Inc. 2885 Lorraine Avenue Temple, TX 76501	Consumer Goods: Durable	Unitranche	(1)(7)	15.00% (LIBOR + 11.00%, 1.50% Floor) (12.50% cash/2.50% PIK)	12/27/2017	5,173	5,217
Northland Cable Television, Inc. and Affiliates 101 Stewart Street, Suite 700 Seattle, WA 98101	Telecommunications	Senior Secured		7.75% (LIBOR + 6.00%, 1.75% Floor)	12/30/2016	3,714	3,714
Output Services Group, Inc. 100 W. Forest Avenue Englewood, NJ 07631	Services: Business	Senior Secured		9.50% (LIBOR + 8.00%, 1.50% Floor)	12/17/2018	7,000	6,843
		Revolver		4.66% (LIBOR + 4.50%)	12/17/2018	778	760
PD Products, LLC 21350 Lassen Street Chatworth, CA 91311	Consumer Goods: Non-Durable	Revolver		12.00% (LIBOR + 10.50%, 1.50% Floor)	10/3/2018	425	425
		Senior Secured		12.00% (LIBOR + 10.50%, 1.50% Floor)	10/3/2018	14,000	14,056
Playtime, LLC 13310 James East Casey Avenue Englewood, CO 80112	Hotels, Gaming & Leisure	Unitranche	(1)(5)	9.00% (LIBOR + 7.50%, 1.50% Floor)	12/04/2017	6,977	6,998
		Preferred Units		—	—	—	200

Name and Address of Portfolio Company	Industry	Type of Investment		Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
							(dollars in thousands)
Pre-Paid Legal Services, Inc. (Legal Shield) One Pre-Paid Way Ada, OK 74820	Services: Consumer	Junior Secured		9.75% (LIBOR + 8.50%, 1.25% Floor)	07/01/2020	$3,000	$3,030
Reliance Communications, LLC 718 University Avenue Los Gatos, CA 65032	High Tech Industries	Senior Secured		8.00% (LIBOR + 7.00%, 1.00% Floor)	12/18/2017	3,158	3,158
		Senior Secured		12.50% (LIBOR + 11.50%, 1.00% Floor)	12/18/2017	1,667	1,668
Road Infrastructure Investment, LLC 115 Todd Court Thomasville, NC 27360	Chemicals, Plastics & Rubber	Junior Secured		10.25% (LIBOR +9.00%, 1.25% Floor)	09/30/2018	1,000	1,012
Rocket Dog Brands, LLC 24610 Industrial Boulevard Hayward, CA 94545	Consumer Goods: Non-Durable	Senior Secured		13.75% (Prime + 10.50%, 3.25% Floor)	03/31/2014	201	157
		Senior Secured		13.75% (Prime + 10.50%, 3.25% Floor)	03/31/2014	3,082	2,415
StoneRiver Group, L.P. 555 Corporate Drive Kalispell, MT 59901	Services: Business	Junior Secured		8.50% (LIBOR + 7.25%, 1.25% Floor)	05/30/2020	329	333
SumTotal Systems, LLC 2850 NW 43rd Street, Suite 150 Gainesville, FL 32606	High Tech Industries	Junior Secured		10.25% (LIBOR + 9.00%, 1.25% Floor)	05/16/2019	2,750	2,716
Surgical Specialties Corporation (US), Inc. 601 108th Avenue NE, Suite 1900 Bellevue, WA 98004	Healthcare & Pharmaceuticals	Senior Secured		7.25% (LIBOR +5.75%, 1.50% Floor)	08/22/2018	4,875	4,912
The Tie Bar Operating Company, LLC123 Ambassador Drive, Suite 123 Naperville, IL 60540	Retail	Unitranche	(1)	9.75% (LIBOR + 8.50%, 1.25% Floor)	6/25/2018	5,100	5,087
		Class A Preferred Units		—	—	—	127
		Class B Preferred Units		—	—	—	4
TPP Acquisition, Inc. 2703 Telecom Parkway, Suite 190 Richardson, TX 75082	Retail	Unitranche	(1)(5)	10.50% (LIBOR + 9.00%, 1.50% Floor)	12/17/2017	6,120	6,193
Trico Products Corporation 3255 W. Hamlin Road Rochester Hills, MI 48309	Automotive	Senior Secured		6.25% (LIBOR +4.75%, 1.50% Floor)	07/22/2016	2,919	2,904
TriNet Group Inc. 1100 San Leandro Boulevard San Leandro, CA 94577	Services: Business	Junior Secured		8.75% (LIBOR + 7.75%, 1.00% Floor)	8/19/2019	5,000	4,958
Update, Inc. 1040 Avenue of the Americas New York, NY 10018	Services: Business	Unitranche		9.25% (LIBOR + 7.75%, 1.50% Floor)	3/14/2018	3,998	3,938
US Renal Care, Inc. 2400 Dallas Parkway, #350 Plano, TX 75093	Healthcare & Pharmaceuticals	Junior Secured		8.50% (LIBOR +7.50%, 1.00% Floor)	01/03/2020	1,500	1,522
Willbros Group, Inc. 440 Poask Oak Parkway #1000 Houston, TX 77027	Construction and Building	Senior Secured		11.00% (LIBOR + 9.75%, 1.25% Floor)	8/7/2019	998	1,012
Zest Holdings, LLC 2061 Wineridge Place Escondido, CA 92029	Consumer Goods: Durable	Senior Secured		6.50% (LIBOR +5.50%, 1.00% Floor)	08/16/2020	3,554	3,536
					TOTAL	$211,384	$207,920

(1)	For these unitranche loans, we own a senior last-out tranche which can result in an effective yield that is higher than the listed interest rate. The effective cash yield on the unitranche loans in the portfolio range from approximately 9.0% to 17.2% with a weighted average yield of approximately 11.8% as of December 31, 2013.
(2)	At December 31, 2013, the majority of the investments bore interest at a rate that may be determined by reference to London Interbank Offered Rate (LIBOR), which reset daily, monthly, quarterly, or semiannually. For each investment bearing interest determined by reference to LIBOR, we have provided the spread over LIBOR and the weighted average current contractual interest rate in effect at December 31, 2013. Certain investments are subject to a LIBOR or prime rate interest rate floor.
(3)	Alliance Time Holdings, LLC interest rate consists of 10.0% in current cash interest and 3.0% in PIK interest.
(4)	The entire commitment was unfunded at December 31, 2013.
(5)	The sale of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification 860—Transfers and Servicing, and therefore, the entire unitranche loan remains as an asset. See Note 6 in the accompanying consolidated financial statements for additional information.
(6)	Landpoint, LLC interest rate consists of 9.5% in current cash interest and 2.25% in PIK interest. The PIK portion of the interest rate represents a fee payable to us upon the termination of the commitment. The fee accrues at 2.25% per annum and is subject to a minimum payment upon termination of $337,500.
(7)	MooreCo, Inc. interest rate consists of 12.5% in current cash interest and 2.5% in PIK interest.

Set forth below is a description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets as of December 31, 2013. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Alora Pharmaceuticals, LLC

Alora Pharmaceuticals, LLC (“Alora”) and its subsidiaries develop and manufacture generic and branded pharmaceuticals, including pre-natal vitamins, neutraceuticals, dermatologics, and gastroenterologics. Alora, like other pharmaceuticals companies that produce generic drugs, is subject to the risk of litigation related to patent infringement. Future lawsuits and monetary judgments for existing and newly launched products could negatively impact Alora’s financial performance. Additionally, given the significant competition in the pharmaceutical drug industry, Alora is subject to the risk of loss of market share for its product portfolio which could negatively impact its financial performance.

Escort Holding Corp.

Escort Holdings Corp. (“Escort”) is a premier provider of highly-recognized, branded consumer electronics. The company maintains a dominant position in the premium price segment of the U.S. radar and laser detection market, with market share of approximately 50%. Radar detectors are a discretionary consumer purchase and sales of detectors are expected to track the general economy and employment. A decrease in consumer income or an increase in the level of unemployment could result in a decline in revenues and cash flow for Escort.

PD Products, LLC

PD Products, LLC (“PD Products”) through its subsidiaries, is one the largest global designers, manufacturers and distributors of proprietary novelty products. PD Products’ products are a discretionary consumer purchase and sales are expected to track the general economy and employment. A decrease in consumer income or an increase in the level of unemployment could result in a decline in revenues and cash flow for PD Products.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of us, MC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of our board of directors include oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by MC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing enterprise risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of MC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Theodore L. Koenig, an interested person of Monroe Capital Corporation, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Koenig to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, Thomas J. Allison, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Monroe Capital Corporation because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and the board of directors.

Board of Directors

Under our charter and bylaws, our directors are divided into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Theodore L. Koenig	55	Chairman of the board of directors and Chief Executive Officer	2011	2015

Aaron D. Peck	43	Director, Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer	2012	2014
Jeffrey D. Steele	54	Director	2012	2015
Independent Directors
Thomas J. Allison	62	Director	2013	2016
Jeffrey A. Golman	58	Director	2012	2014
Robert S. Rubin	58	Director	2012	2016
Jorde M. Nathan	51	Director	2013	2014

The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Thomas J. Allison serves as our Audit Committee Chairperson. Mr. Allison currently serves as Chairman of the Board and President of Forge Group, Inc. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University. Mr. Allison’s extensive turnaround and restructuring experience, financial leadership and corporate finance experience provide our board of directors with valuable industry knowledge and practical insight.

Jeffrey A. Golman serves as our Nominating and Corporate Governance Committee Chairperson. Since 2001, Mr. Golman has served as Vice Chairman and head of Investment Banking of Mesirow Financial, Inc., a diversified financial services firm headquartered in Chicago. Prior to his time with Mesirow Financial, Mr. Golman co-founded GGW Management Partners, LLC, a management-oriented investment group formed in partnership with Madison Dearborn Partners, Willis Stein & Partners and The Pritzker Organization, and was Managing Director with Lazard Frères & Co., LLC from 1989 to 1999. From 1981 to 1988, Mr. Golman worked with Salomon Brothers’ Chicago Banking Group, rising to the level of Vice President. Prior to that time, Mr. Golman practiced corporate and tax law in Chicago. Mr. Golman is a director of the Cystic Fibrosis Foundation Leadership Council’s Greater Illinois Chapter. Mr. Golman is also a member of The Economic Club of Chicago, a member of the University of Illinois Foundation and a member of the Development Council of B.U.I.L.D., Inc. (Broader Urban Involvement and Leadership Development), a non-profit organization which helps at-risk youth realize their potential and contributes to the stability, safety and well-being of our communities. Mr. Golman also serves on the Advisory Board of DHR International, Inc. in an advisory position and as a member of the Law Board of Northwestern University School of Law. Mr. Golman received his bachelor of science in accounting from the University of Illinois in Champaign-Urbana and received his juris doctor from Northwestern University. Mr. Golman brings extensive capital markets and middle market investment banking experience to our board.

Jorde M. Nathan was a Managing Director of Barclays Bank, a major global financial services provider, from 2008 until his retirement in 2012. From 1993 until 2008, Mr. Nathan was employed by Lehman Brothers Inc., and served as a Managing Director of distressed, high yield and leverage loan sales and trading. From 1985 to 1993, Mr. Nathan served in various capacities as a First Scholar at The First National Bank of Chicago, ultimately serving as head of trading for bank loans. Mr. Nathan graduated Phi Beta Kappa with an AB degree in Chinese Language and Economics from Amherst College and earned his master of business administration from the University of Chicago. Mr. Nathan is a member of the national board and serves as chairman of the central region of the Friends of Israel Defense Forces. Mr. Nathan’s significant capital markets and leveraged loan experience provides our board of directors with industry knowledge and practical insight.

Robert S. Rubin is managing principal of the Diamond Group, an investment group that operates various companies and partnerships engaged in asset management and real estate investments. Since 1999, Mr. Rubin has been Managing Principal of the Diamond Group and its various affiliates. Mr. Rubin was formerly Vice Chairman of the board of Diamond Bancorp, Inc. in Chicago. From 1997 to 1998, Mr. Rubin founded and ran a boutique derivatives advisory firm called Prospect Park Capital Advisors, and from 1991 to 1997 co-founded and ran Horizon Advisors, a hedge fund and commodity trading advisor. From 1986 to 1991, Mr. Rubin worked at Nomura Securities in the Global Syndicate and New Products Department, where he co-founded and served on the board of Nomura Capital Services Inc., the first Japanese dealer in derivative products. From 1983 to 1986, Mr. Rubin worked at First National Bank of Chicago (now a part of JPMorgan Chase Bank, N.A.). Mr. Rubin currently serves on the boards of the Parsons Water Fund and the Aleh Negev, which supports facilities for developmentally disabled children and adults in Israel. Mr. Rubin received his bachelor of arts from Harvard College in 1978 and his master of business administration from the University of Chicago in 1986. Mr. Rubin brings extensive capital markets, risk management and business operating experience to our board.

Interested Directors

Theodore L. Koenig serves as our President and Chief Executive Officer. Since founding Monroe Capital in 2004, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association, the Association for Corporate Growth and the American Bankruptcy Institute. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; Board of Overseers, Chicago-Kent School of Law; and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He is also a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law. Mr. Koenig’s depth of experience investing in a variety of debt transactions as well as his legal background provides our board of directors with valuable experience, insight and perspective.

Aaron D. Peck serves as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. Mr. Peck has been a managing director of Monroe Capital since September 2012, where he is responsible for portfolio management and strategic initiatives. From 2002 to 2003 and from 2004 to June 2011, Mr. Peck worked in various capacities at Deerfield Capital Management LLC, including serving as its Co-Chief Investment Officer and as Managing Director of its Middle Market Lending Group. He also helped establish and served as chief portfolio manager for Deerfield Capital Corp. (fka Deerfield Triarc Capital Corp.), a publicly traded, externally managed specialty finance hybrid mortgage REIT. For Deerfield Capital Corp., Mr. Peck was the primary point of contact for institutional and retail investors, equity research analysts, investment bankers and lenders. Mr. Peck also served as a member of Deerfield Capital’s Executive Committee, Investment Committee and Risk Management Committee. From 2003 to 2004, Mr. Peck served as Senior Director of AEG Investors LLC and led the company’s efforts in acquiring distressed middle market loans. From 2001 to 2002, Mr. Peck was a senior research analyst at Black Diamond Capital Management LLC. Prior to that, Mr. Peck worked in leveraged credit at several investment firms including Salomon Smith Barney, Merrill Lynch, ESL Investments and Lehman Brothers. Mr. Peck received his bachelor of science in commerce from the University of Virginia, McIntire School of Commerce and received a master of business administration with honors from The University of Chicago, Graduate School of Business. Mr. Peck’s extensive experience in public company management, capital markets, risk management and financial services gives the board of directors valuable industry knowledge, expertise and insight.

Jeffrey D. Steele currently serves as President-Specialized Lending of The Private Bank, a commercial bank headquartered in Chicago, where he has worked since 2007. Mr. Steele was a founding member of The Private Bank’s Transitional Management Team, and is currently a member on the bank’s Executive Committee and Loan Committee, where his responsibilities include operations, compliance, bank-wide performance and credit approval. From 1992 to 2007, Mr. Steele worked in various capacities at LaSalle Bank, N.A., including serving as Group Senior Vice President from 2001 to 2007. From 1982 to 1992, he served in a variety of roles at National Boulevard Bank of Chicago, including Vice President and Co-Head of Commercial Banking. Mr. Steele has previously served as a board member of the Better Government Association in Chicago and has taught as a guest lecturer at Indiana University Kelley School for Business and the University of Iowa Tippie College of Business. Mr. Steele received his bachelor of science in finance from Indiana University and completed a graduate program in banking management at the Stonier Graduate School of Banking. Mr. Steele brings extensive middle market commercial banking and corporate finance experience to our board of directors.

Audit Committee

Thomas J. Allison, Jeffrey A. Golman and Robert S. Rubin serve as members of our audit committee. Mr. Allison serves as chairman of the audit committee. The members of the audit committee are independent directors, each of whom meets the independence standards established by the SEC and The Nasdaq Stock Market for audit committees and is independent for purposes of the 1940 Act. Our board of directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee charter is available on our corporate website.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Jeffrey A. Golman, Jorde M. Nathan and Robert S. Rubin, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Golman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee charter is available on our corporate website.

The nominating and corporate governance committee considers nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We have recently formed a compensation committee comprised of Thomas J. Allison, Jorde M. Nathan and Robert S. Rubin, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. However, our executive officers do not receive any direct compensation from us. Our executive officers are paid by MC Advisors.

Compensation of Executive Officers

None of our executive officers receives direct compensation from us. The compensation of our chief financial officer and chief executive officer is paid and set by MC Advisors and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Compensation of Directors

Each independent director and each interested director who is not an employee of our Investment Advisor or any of its affiliates, receives an annual retainer of $20,000 for serving on the board of directors and a $1,000 fee for each meeting attended. The chair of our audit committee receives a $15,000 annual retainer and the chair of our nominating and corporate governance committee receives a $5,000 annual retainer. Mr. Steele, who is not an employee of us, the Investment Advisor or its affiliates, is the only interested director that currently receives director compensation. “Interested Directors” that are employees of the Investment Advisor or its affiliates do not receive additional compensation for service as a member of our board of directors. We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

The following table shows information regarding the compensation earned by our directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2013. There are no executive officers of the Company who are not directors.

Name	Fees Earned or Paid in Cash		Total
Independent Directors
Thomas J. Allison		$29,445		$29,445
Jeffrey A. Golman		$32,000		$32,000
Jorde M. Nathan		$17,397		$17,397
Robert S. Rubin		$27,000		$27,000
Interested Directors
Jeffrey D. Steele		$30,890		$30,890
Theodore L. Koenig	$	None	$	None
Aaron D. Peck	$	None	$	None

Investment Committee

The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid.

Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:

Michael J. Egan has more than 20 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.

Jeremy T. VanDerMeid has more than 15 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.

Portfolio Management

Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee. Biographical information with respect to the investment committee is set forth under “— Biographical Information — Interested Directors” and “— Investment Committee.”

Each of Messrs. Koenig, Peck, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Peck, Egan and VanDerMeid receives any direct compensation from us.

The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.

Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Theodore L. Koenig	over $1,000,000
Aaron D. Peck	$10,001 – $50,000
Michael J. Egan	$100,001 – $500,000
Jeremy T. VanDerMeid	$10,001 – $50,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by the members of our investment committee is based on a stock price of $12.20 per share as of December 31, 2013.

Messrs. Koenig, Egan and VanDerMeid are also primarily responsible for the day-to-day management of five other pooled investment vehicles and other accounts in which their affiliates may receive incentive fees, with a total amount of approximately $1.3 billion of capital under management as of December 31, 2013.

MANAGEMENT AND OTHER AGREEMENTS

MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	assists us in determining what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, services and monitors the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Agreement

Management and Incentive Fee

Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (including assets purchased with borrowed amounts and not including cash and cash equivalents). The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter subject to a total return requirement. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation and MC Advisors will not be paid an income incentive fee on any distribution that is characterized as a return of an investor’s capital. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)

   = 100% × (2.3625% – 2%)

   = 0.3625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income-related portion of the incentive fee is 0.3625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%
Pre-incentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3)
Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment Income – 2.5%))

“Catch-up” = 2.5% – 2%

  = 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))

   = 0.5% + (20% × 0.3625%)

   = 0.5% + 0.0725%

   = 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

Hurdle rate(1) = 2%
Management fee(2) = 0.4375
Other expenses (legal, accounting, transfer agent, etc.) = 0.2%
Cumulative incentive compensation accrued and/or paid for
  preceding 11 calendar quarters = $9,000,000

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%
Preincentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our preincentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

Investment Income (including interest, dividends, fees, etc.) = 3.50%
Preincentive fee net investment income
  (investment income – (management fee + other expenses)) = 2.8625%.
20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our preincentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
Year 2:	Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
Year 3:	FMV of Investment B determined to be $25 million
Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)
Year 3:	None – $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:	Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
Year 3:	FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:	FMV of Investment B determined to be $35 million
Year 5:	Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1:	None
Year 2:	$5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
Year 3:	$1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2
Year 4:	None
Year 5:	None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by MC Advisors and not by us. Subject to the cap on general and administrative expenses set forth below, we bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	although none of MC Advisors’ duties will be subcontracted to sub-advisors, we will pay the fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis;
•	interest payable on debt, if any, incurred to finance our investments;
•	offerings of our common stock and other securities;
•	investment advisory fees;
•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs);
•	transfer agent, dividend agent and custodial fees and expenses;
•	federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
•	proxy voting expenses; and
•	all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We depend upon MC Advisors’ senior management for our future success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors — Risks Relating to Our Business and Structure — MC Advisors can resign on 60 days’ notice, and we may not find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Administration Agreement

Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement has an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that MC Management outsources any of its functions we pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 were limited to the greater of (i) 0.375% of our average invested assets for such quarter and (ii) $375,000. For the year ended December 31, 2013, $0.5 million of expenses were due to MC Management under the Administration Agreement.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with Monroe Capital LLC under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.

Staffing Agreement

We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC

Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

Board Approval of the Investment Advisory Agreement and Staffing Agreement

At a meeting of our board of directors held on October 22, 2012, our board of directors unanimously voted to approve the investment advisory agreement and the specific individuals provided through the staffing agreement between MC Advisors and MC Management that comprise our investment committee. In reaching a decision to approve the investment advisory agreement and investment committee, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by MC Advisors;
•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	information about the services to be performed and the personnel performing such services under the investment advisory agreement and staffing agreement, including the specific approval of the members of the investment committee to be provided pursuant to the staffing agreement;
•	the organizational capability and financial condition of Monroe Capital and its affiliates; and
•	various other matters.

Based on the information reviewed and the discussions detailed above, our board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders. MC Advisors bears all expenses related to the services and personnel provided pursuant to the staffing agreement.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.

We may compete with other entities managed by MC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy so that we are not disadvantaged in relation to any other client. See “Risks — Risks Relating to Our Business and Structure — We may have potential conflicts of interest related to obligations that MC Advisors may have to other clients.” MC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

Affiliates of MC Advisors manage other assets in a closed-end fund, a small business investment company and two private funds that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages our wholly-owned SBIC subsidiary, MCC SBIC, as the manager of MCC SBIC’s general partner, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts, or other investment vehicles with similar or overlapping investment strategies and will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, and in the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

We, MC Advisors, MC Management, MCC SBIC and other affiliates of Monroe Capital have submitted an exemptive relief application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us.

Material Nonpublic Information

Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with MC Advisors and will pay MC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MC Advisors to assist our board of directors with the valuation of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments. See “Management and Other Agreements — Investment Advisory Agreement.”

Administration Agreement

We have entered into an administration agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

License Agreement

We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth information with respect to the beneficial ownership of our common stock after the consummation of this offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

•	each person known to us to own, of record or beneficially, more than 5% of the outstanding shares of our common stock;
•	each of our directors and each executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities and has been determined in accordance with Rule 13d-3 of the Exchange Act. Percentage of ownership is based on 9,567,101 shares of our common stock issued and outstanding as of May 8, 2014. The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Interested Directors:
Theodore L. Koenig	150,542	1.6%
Aaron D. Peck	3,928	*
Jeffrey D. Steele	11,575	*
Independent Directors:
Thomas J. Allison	8,141	*
Jeffrey A. Golman	2,000	*
Jorde M. Nathan	none	N/A
Robert S. Rubin	19,062	*
All officers and directors as a group (7 persons)	195,248	2.0%

*	Represents less than 1.0%.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2013. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Monroe Capital Corporation(1)(2)
Independent Directors:
Thomas J. Allison	$50,001 – $100,000
Jeffrey A. Golman	$10,001 – $50,000
Jorde M. Nathan	none
Robert S. Rubin	over $100,000
Interested Directors:
Theodore L. Koenig	over $100,000
Aaron D. Peck	$10,001 – $50,000
Jeffrey D. Steele	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned by the members of our board of directors is based on $12.20 per share, which was the closing stock price on December 31, 2013.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our total assets in accordance with the following procedures.

Investments for which market quotations are readily available and within a recent date are valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value within a recent date for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We will employ independent third-party valuation firms for all material unquoted assets.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of MC Advisors and, where appropriate, the respective independent valuation firms.

At least once per year, third-party valuation firms engaged by, or on behalf of, the audit committee of our board of directors will conduct independent appraisals and review management’s valuations and make their own independent assessment, for all material assets. The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

We report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” We are required to value our portfolio investments as if they were sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The market in which we can exit portfolio investments with the greatest volume and level activity will be considered our principal market.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On July 9, 2013, our stockholders authorized us, subject to approval of our Board of Directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount		Example 4 33% Offering At 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.75%	(24.79)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$75,213	(24.79)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(24,787)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.48)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(24.79)%

Impact On Existing Stockholders Who Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	50.0% Participation		150.0% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1 (888) 430-5746.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. In addition, if you hold your common stock with a brokerage firm that participates in the plan, you may not be able to transfer the shares to another broker and continue to participate in the plan. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;
•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we use leverage, we may be subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC.

Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC.”

As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. In the event of such a failure to qualify, distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently generally eligible for the 20% maximum rate in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts)) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Under a provision applicable for taxable years beginning before January 1, 2014, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Although this provision is no longer in effect, Congress has in the past retroactively reinstated these provisions and it is possible they will do so again. We emphasize that there is no assurance that Congress will take such action, but only note the possibility since it has occurred previously when this provision expired. If the provision is reinstated and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, and no shares of preferred stock. Our common stock is listed on The Nasdaq Global Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 8, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	0	9,567,101

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that

(1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first class expired in 2013 and the second and third classes will expire in 2014 and 2015, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share

Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The rate for distributions may be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that: (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities we may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities.

If we offer debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any events of default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other material terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Payment

Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.
•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.0%.
•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring the Holder’s Approval

First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair the holder’s right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and
•	modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.
•	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Resignation of Trustee

The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that: (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

REGULATION

We are a business development company under the 1940 Act that has elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed to the extent permitted by law without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.
(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.
(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. To the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, these investments will not be qualifying assets. In accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in non-qualifying assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. MC Advisors or its affiliates will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200%

immediately after each such issuance. In addition, while any Senior Securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital” and “Risk Factors — Risks Relating to our Business and Structure — We maintain a credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.”

Codes of Ethics

We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may access our code of ethics on our website at www.monroebdc.com. The date and substance of amendments to the code, if any, are noted on the cover page of the code of ethics. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to MC Advisors.

Introduction

As an investment advisor registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the value of the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to Monroe Capital Corporation, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling Monroe Capital Corporation at (312) 258-8300. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of MC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Monroe Capital Corporation or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MC Advisors are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, obtain approval of the board of directors of these policies and procedures, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by MC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by MC Advisors to invest in different securities of the same issuer, MC Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by MC Advisors has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that Act.

Small Business Administration Regulations

MCC SBIC has received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. MCC SBIC will typically invest in senior subordinated debt, acquire warrants and/or make other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after U.S. federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

SBA regulations currently limit the amount that MCC SBIC may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. However, because we have an affiliated SBIC already in operation, MCC SBIC will be limited to a maximum of $75.0 million in borrowings. The SBA limits a related group of SBICs to a maximum of $225.0 million in total borrowings, and our affiliate has already obtained the maximum $150.0 million in SBA debentures. Monroe Capital has received an additional SBIC license that will not be a subsidiary of ours, which could further reduce the maximum borrowing capacity of MCC SBIC in SBA debentures.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

On July 9, 2013, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The Nasdaq Global Market may engage in passive market making transactions in our common stock on The Nasdaq Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements appearing in this Prospectus and Registration Statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Financial Statements:
Consolidated Statements of Assets and Liabilities as of December 31, 2013 and 2012	F-3
Consolidated Statements of Operations for the years ended December 31, 2013 and 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-4
Consolidated Statements of Changes in Net Assets for the years ended December 31 2013 and 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-6
Consolidated Schedules of Investments as of December 31, 2013 and 2012	F-7
Notes to Consolidated Financial Statements	F-11

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Monroe Capital Corporation and Subsidiary

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Monroe Capital Corporation and Subsidiary (collectively, the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for the years ended December 31, 2013 and 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013 and 2012, by correspondence with the custodian, loan agent or borrower. Our audits also included performing such other procedures where replies from the custodian, loan agent or borrower were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Monroe Capital Corporation and Subsidiary as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years ended December 31, 2013 and 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Chicago, Illinois
March 7, 2014

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except per share data)

	December 31, 2013	December 31, 2012
ASSETS
Investments, at fair value (cost of: $206,945 and $132,592, respectively)	$207,920	$132,752
Cash and cash equivalents	14,603	4,060
Interest receivable	638	503
Deferred financing costs, net	2,091	1,750
Other assets	429	166
Total assets	225,681	139,231
LIABILITIES
Revolving credit facility	76,000	55,000
Secured borrowings, at fair value (proceeds of: $7,997 and $0, respectively)	7,943	—
Interest payable on credit facility	239	51
Management fees payable	845	318
Incentive fees payable	1,067	6
Payable for open trades	840	—
Accounts payable and accrued expenses	655	222
Total liabilities	87,589	55,597
Net assets	$138,092	$83,634
ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 100,000 shares authorized, 9,918 and 5,750 shares issued and outstanding, respectively	$10	$6
Capital in excess of par value	140,038	84,633
Accumulated distributions in excess of net investment income	(2,985)	(1,165)
Accumulated net realized gain (loss) on investments	—	—
Accumulated net unrealized appreciation (depreciation) on investments and secured borrowings	1,029	160
Total net assets	$138,092	$83,634
Net asset value per share	$13.92	$14.54

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31,		For the period from February 9, 2011 (date of inception) to December 31, 2011(1)
	2013	2012(1)
Investment income:
Interest income	$18,213	$1,706	$—
Total investment income	18,213	1,706	—
Operating expenses:
Interest and other debt financing expenses	2,908	305	—
Base management fees	2,752	318	—
Incentive fees	1,544	6	—
Professional fees	1,149	76	—
Administrative service fees	528	133	—
General and administrative expenses	682	78	—
Total expenses	9,563	916	—
Net investment income	8,650	790	—
Net gain (loss) on investments and secured borrowings:
Net realized gain (loss) on investments	247	—	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	869	160	—
Net gain (loss) on investments and secured borrowings	1,116	160	—
Net increase (decrease) in net assets resulting from operations	$9,766	$950	$—
Per common share data:
Net investment income per share – basic and diluted(2)	$1.13	$0.15	$—
Net increase in net assets resulting from operations per share – basic and diluted(2)	$1.28	$0.18	$—
Weighted average common shares outstanding – basic and diluted(2)	7,624	5,386	—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.
(2)	Calculated for the period from October 24, 2012 to December 31, 2012.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in thousands, except per share data)

	Common Stock		Capital in excess of par value	Accumulated distributions in excess of net investment income	Accumulated net realized gain (loss) on investments	Accumulated net unrealized appreciation (depreciation) on investments and secured borrowings	Total net assets
	Number of shares	Par value
Balances at February 9, 2011 (date of inception)	—	$—	$—	$—	$—	$—	$—
Issuance of shares of common stock	—	—	10	—	—	—	10
Balances at December 31, 2011	—	—	10	—	—	—	10
Net increase in net assets resulting from operations	—	—	—	790	—	160	950
Issuance of common stock, net of offering and underwriting costs(1)	5,750	6	84,623	—	—	—	84,629
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan	—	—	—	(1,955)	—	—	(1,955)
Balances at December 31, 2012	5,750	6	84,633	(1,165)	—	160	83,634
Net increase in net assets resulting from operations	—	—	—	8,650	247	869	9,766
Issuance of common stock, net of offering and underwriting costs(2)	4,225	4	56,019	—	—	—	56,023
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan	28	—	417	(10,470)	(247)	—	(10,300)
Repurchases of common stock	(85)	—	(1,031)	—	—	—	(1,031)
Balances at December 31, 2013	9,918	$10	$140,038	$(2,985)	$—	$1,029	$138,092

(1)	On October 24, 2012, the Company completed its initial public offering, selling 5,000 shares of its common stock at a public offering price of $15.00 per share. On November 26, 2012, the Company sold an additional 750 shares at $15.00 per share pursuant to the underwriters' exercise of the over-allotment option.
(2)	On July 22, 2013, the Company completed a public offering of 4,000 shares of its common stock at a public offering price of $14.05 per share. On August 20, 2013 the Company sold an additional 225 shares of its common stock at a public offering price of $14.05 per share pursuant to the underwriters' partial exercise of the over-allotment option.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,		For the period from February 9, 2011 (date of inception) to December 31, 2011(1)
	2013	2012(1)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$9,766	$950	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (appreciation) depreciation on investments and secured borrowings	(869)	(160)	—
Net realized (gain) loss on investments	(247)	—	—
Paid-in-kind interest income	(229)	—	—
Net accretion of discounts and amortization of premiums	(261)	(8)	—
Amortization of deferred financing costs	479	86	—
Proceeds from principal payments and sales of investments	65,165	11,898	—
Purchases of investments	(138,781)	(144,482)	—
Changes in operating assets and liabilities:
Interest receivable	(135)	(503)	—
Other assets	(263)	(166)	—
Payable for open trades	281	—	—
Interest payable on credit facility	188	51	—
Management fees payable	527	318	—
Incentive fees payable	1,061	6	—
Accounts payable and accrued expenses	433	222	—
Net cash used in operating activities	(62,885)	(131,788)	—
Cash flows provided by financing activities
Borrowings on credit facility	109,500	58,000	—
Repayments on credit facility	(88,500)	(3,000)	—
Proceeds from secured borrowings	10,000	—	—
Repayments on secured borrowings	(2,003)	—	—
Payments of debt financing costs	(820)	(1,836)	—
Proceeds from shares sold, net of underwriting costs	56,690	84,629	10
Repurchases of common stock	(472)	—	—
Offering costs paid	(667)	—	—
Stockholder distributions paid (net of stock issued under dividend reinvestment plan of $417 and $0, respectively)	(10,300)	(1,955)	—
Net cash provided by financing activities	73,428	135,838	10
Net increase in cash and cash equivalents	10,543	4,050	10
Cash and cash equivalents, beginning of period	4,060	10	—
Cash and cash equivalents, end of period	$14,603	$4,060	$10
Supplemental disclosure of cash flow information:
Cash interest paid during the period	$1,774	$167	$—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2013
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/Shares	Cost	Fair Value(c)	% of Net Assets(d)
Senior Secured Loans
Alliance Time Holdings, LLC(e)	Retail	L+11.50%	13.00%	12/24/2018	$10,000	$9,751	$9,750	7.1%
Alora Pharmaceuticals, LLC	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	11,964	11,707	11,874	8.6%
Alora Pharmaceuticals, LLC (Revolver)(f)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	1,336	—	—	0.0%
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.00%	6.00%	2/9/2018	2,910	2,910	2,821	2.0%
Fineline Technologies, Inc.	Consumer Goods Non-Durable	L+6.75%	8.00%	5/6/2017	5,350	5,348	5,350	3.9%
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	L+4.25%	5.25%	7/26/2018	748	745	756	0.5%
Hoffmaster Group, Inc.	Consumer Goods: Non-Durable	L+5.25%	6.50%	1/3/2018	1,000	986	1,001	0.7%
Keystone Automotive Holdings, Inc.	Automotive	L+5.75%	7.00%	8/15/2019	4,988	4,915	4,987	3.6%
Landpoint, LLC(g)	Energy: Oil & Gas	L+11.00%	12.50%	12/20/2018	5,000	4,875	4,875	3.5%
Landpoint, LLC (Revolver)(f)	Energy: Oil & Gas	L+8.00%	9.50%	12/20/2018	313	—	—	0.0%
Latisys Holdings Corp.	High Tech Industries	L+5.25%	6.50%	3/6/2019	1,990	1,983	1,989	1.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,714	3,714	3,714	2.7%
Output Services Group, Inc.(h)	Services: Business	L+8.00%	9.50%	12/17/2018	7,000	6,843	6,843	5.0%
Output Services Group, Inc. (Revolver)	Services: Business	L+4.50%	4.66%	12/17/2018	778	778	760	0.6%
PD Products, LLC (Revolver)	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/3/2018	425	425	425	0.3%
PD Products, LLC	Consumer Goods: Non-Durable	L+10.50%	12.00%	10/3/2018	14,000	13,811	14,056	10.2%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,158	3,127	3,158	2.3%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,668	1.2%
Rocket Dog Brands, LLC(i)	Consumer Goods: Non-Durable	P+10.50%	13.75%	3/31/2014	201	201	157	0.1%
Rocket Dog Brands, LLC(i)	Consumer Goods: Non-Durable	P+10.50%	13.75%	3/31/2014	3,082	3,082	2,415	1.7%
Surgical Specialties Corporation (US), Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	8/22/2018	4,875	4,828	4,912	3.6%
Trico Products Corporation	Automotive	L+4.75%	6.25%	7/22/2016	2,919	2,906	2,904	2.1%
Willbros Group, Inc.	Construction and Building	L+9.75%	11.00%	8/7/2019	998	963	1,012	0.7%
Zest Holdings, LLC	Consumer Goods: Durable	L+5.50%	6.50%	8/16/2020	3,554	3,491	3,536	2.6%
Total Senior Secured Loans					91,970	89,039	88,963	64.4%
Unitranche Loans
Accutest Holdings, Inc.	Services: Business	L+7.50%	9.00%	6/5/2018	7,725	7,498	7,891	5.7%
Collaborative Neuroscience Network, LLC(i)(j)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	9,500	9,321	9,510	6.9%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.00%	8.25%	12/27/2017	10,660	10,336	10,724	7.8%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,487	4,487	4,271	3.1%
Escort Holdings Corp.	Consumer Goods: Durable	L+9.00%	9.50%	10/7/2018	15,000	14,744	15,053	10.9%
Fabco Automotive Corp, LLC	Automotive	L+8.25%	9.25%	4/3/2017	8,063	7,993	7,207	5.2%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	7,098	5.1%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.25%	11.75%	7/17/2017	3,000	3,000	3,060	2.2%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,313	4,313	3,970	2.9%
MooreCo, Inc.(k)	Consumer Goods: Durable	L+13.50%	15.00%	12/27/2017	5,173	5,066	5,217	3.8%
Playtime, LLC(j)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	6,977	6,863	6,998	5.0%
The Tie Bar Operating Company, LLC	Retail	L+8.50%	9.75%	6/25/2018	5,100	4,979	5,087	3.7%
TPP Acquisition, Inc.(j)	Retail	L+9.00%	10.50%	12/17/2017	6,120	5,994	6,193	4.5%
Update, Inc.	Services: Business	L+7.75%	9.25%	3/14/2018	3,998	3,919	3,938	2.8%
Total Unitranche Loans					97,116	95,513	96,217	69.6%
Junior Secured Loans
Clondalkin Acquisition B.V.	Containers, Packaging & Glass	L+8.75%	10.00%	11/30/2020	2,000	1,962	1,980	1.4%
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	2,969	2,941	2,992	2.2%
CSM Bakery Supplies, LLC	Beverage, Food & Tobacco	L+7.50%	8.50%	7/3/2021	3,000	2,984	3,034	2.2%

See Notes to Consolidated Financial Statements.

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/Shares	Cost	Fair Value(c)	% of Net Assets(d)
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	L+8.25%	9.25%	1/26/2019	750	743	758	0.6%
Pre-Paid Legal Services, Inc. (Legal Shield)	Services: Consumer	L+8.50%	9.75%	7/1/2020	3,000	2,961	3,030	2.2%
Road Infrastructure Investment, LLC	Chemicals, Plastics & Rubber	L+9.00%	10.25%	9/30/2018	1,000	996	1,012	0.7%
StoneRiver Group, L.P.	Services: Business	L+7.25%	8.50%	5/30/2020	329	328	333	0.2%
SumTotal Systems, LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,750	2,718	2,716	2.0%
TriNet Group Inc.	Services: Business	L+7.75%	8.75%	8/19/2019	5,000	4,902	4,958	3.6%
US Renal Care, Inc.	Healthcare & Pharmaceuticals	L+7.50%	8.50%	1/3/2020	1,500	1,497	1,522	1.1%
Total Junior Secured Loans					22,298	22,032	22,335	16.2%
Equity Securities(l)
Monte Nido Residential Center, LLC – Class A Units Common Units (1,762 units)	Services: Consumer	—	—	—	—	74	74	0.1%
Playtime, LLC – Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.1%
The Tie Bar Operating Company, LLC – Class A Preferred Units (1,275 units)	Retail	—	—	—	—	86	127	0.1%
The Tie Bar Operating Company, LLC – Class B Preferred Units (1,275 units)	Retail	—	—	—	—	1	4	0.0%
Total Equity Securities					—	361	405	0.3%
TOTAL INVESTMENTS						$206,945	$207,920	150.6%

(a)	All of our investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940 except for Clondalkin Acquisition B.V., which is based in the Netherlands.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the weighted average current contractual interest rate in effect at December 31, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $138,092 as of December 31, 2013.
(e)	Alliance Time Holdings, LLC interest rate consists of 10.0% in current cash interest and 3.0% in payment-in-kind (“PIK”) interest.
(f)	The entire commitment was unfunded at December 31, 2013. As such, no interest is being earned on this investment.
(g)	Landpoint, LLC interest rate consists of 9.5% in current cash interest and 3.0% in PIK interest, structured as a fee paid upon the termination of the commitment.
(h)	Output Services Group, Inc. contains a warrant to purchase 3.89% of the common stock of the portfolio company, which has no cost basis and is currently deemed to have no value.
(i)	Collaborative Neuroscience Network, LLC contains a warrant to purchase up to 1.67 Member Units, which has no cost basis and is currently deemed to have no value.
(j)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire unitranche loan asset remains in the Schedule of Investments. (See Note 6 in the accompanying notes to the consolidated financial statements.)
(k)	MooreCo, Inc. interest rate consists of 12.50% in current cash interest and 2.50% in PIK interest.
(l)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2012
(in thousands, except for units)

Portfolio Company(a)	Industry	Spread Above Index(b)	Interest Rate	Maturity	Principal/Shares	Cost	Fair Value(c)	% of Net Assets(d)
Senior Secured Loans
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	2/9/2018	2,955	$2,955	$2,968	3.5%
ARC/CASCO Automotive Group, Inc. (Sequa)	Automotive	L+5.00%	6.25%	11/15/2018	3,000	2,970	2,985	3.6%
Fineline Technologies, Inc.	Consumer Goods: Non-Durable	L+6.75%	8.00%	5/6/2017	4,607	4,607	4,517	5.4%
FishNet Security, Inc.	High Tech Industries	L+6.50%	7.75%	11/30/2017	2,000	1,980	1,980	2.4%
Flow Polymers, Inc.	Chemicals, Plastics and Rubber	L+5.75%	7.25%	12/31/2016	4,414	4,414	4,414	5.3%
Hudson Products Holdings, Inc.	Capital Equipment	P+4.75%	8.00%	6/7/2017	3,000	2,970	3,011	3.6%
National Veterinary Associates, Inc.	Services: Consumer	L+5.00%	6.25%	12/6/2017	2,000	1,980	1,980	2.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,840	3,840	3,840	4.6%
Phillips & Temro Industries, Inc.	Automotive	L+5.75%	7.25%	2/9/2017	3,900	3,900	3,900	4.7%
PPT Management, LLC (ProPT)	Healthcare & Pharmaceuticals	L+7.00%	8.50%	10/31/2016	4,697	4,697	4,638	5.5%
Pre-Paid Legal Services, Inc.	Services: Consumer	L+6.00%	7.50%	12/31/2016	3,110	3,110	3,110	3.7%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,333	3,300	3,300	3.9%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,650	2.0%
Rocket Dog Brands, LLC(e)	Consumer Goods: Non-Durable	P+5.50%	11.75%	2/25/2013	195	195	186	0.2%
Rocket Dog Brands, LLC(e)	Consumer Goods: Non-Durable	P+5.50%	11.75%	2/25/2013	2,992	2,992	2,851	3.4%
Sub Total Senior Secured Loans					45,710	45,560	45,332	54.2%
Unitranche Loans
Collaborative Neuroscience Network, LLC(f)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	10,000	9,800	9,800	11.7%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.25%	8.50%	12/27/2017	7,600	7,292	7,292	8.7%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,897	4,897	4,967	5.9%
Fabco Automotive Corp, LLC	Automotive	L+9.25%	9.25%	4/3/2017	7,781	7,701	7,898	9.4%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	6,981	8.3%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.75%	12.25%	7/17/2017	3,000	3,000	3,002	3.6%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,000	4,000	4,040	4.8%
Monte Nido Residential Center, LLC	Services: Consumer	L+9.00%	10.00%	12/21/2017	10,000	9,776	9,776	11.7%
MooreCo, Inc.(g)	Consumer Goods: Durable	L+13.50%	15.00%	12/28/2017	7,040	6,864	6,864	8.2%
Playtime, LLC (Revolver)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	400	392	392	0.5%
Playtime, LLC	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	8,000	7,842	7,842	9.4%
TPP Acquisition, Inc.	Retail	L+9.00%	10.50%	12/17/2017	6,800	6,633	6,633	7.9%
Sub Total Unitranche Loans					76,519	75,198	75,487	90.3%
Junior Secured Loans
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	3,000	2,968	2,995	3.6%
John Henry Holdings, Inc.	Containers, Packaging & Glass	L+9.00%	10.25%	5/6/2019	3,000	2,925	2,940	3.5%
SumTotal Systems, LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,250	2,206	2,227	2.7%
The Petroleum Place, Inc	Energy: Oil & Gas	L+8.75%	10.00%	5/20/2019	3,500	3,463	3,500	4.2%
Sub Total Junior Secured Loans					11,750	11,563	11,662	13.9%
Equity Securities(h)
Monte Nido Residential Center, LLC – Class A Units Common Units (1,724 units)	Services: Consumer	—	—	—	—	71	71	0.1%
Playtime, LLC – Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.2%
Sub Total Equity Securities					—	271	271	0.3%
TOTAL INVESTMENTS						$132,592	$132,752	158.7%

See Notes to Consolidated Financial Statements.

(a)	All of our debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, quarterly, or semiannually. For each we have provided the spread over LIBOR or Prime and the weighted average current contractual interest rate in effect at December 31, 2012. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our Board as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements).
(d)	Percentages are based on net assets of $83,634 as of December 31, 2012.
(e)	Rocket Dog Brands, LLC interest rate consists of 8.75% in coupon interest and 3.0% in default interest.
(f)	Collaborative Neuroscience Network, LLC contains a warrant to purchase up to 1.67 Member Units, which has no cost basis and was deemed to have no value at December 31, 2012.
(g)	MooreCo, Inc. interest rate consists of 12.50% in current cash interest and 2.5% in PIK interest.
(h)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” and together with its subsidiary, the “Company”) was formed in February 2011 to act as an externally-managed nondiversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (“MC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 28, 2014 the Company’s wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MCC SBIC”), a Delaware limited partnership, received a license from the Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958. MCC SBIC commenced operations on September 16, 2013.

The SBIC license allows MCC SBIC to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to MCC SBIC’s assets over the Company’s stockholders in the event the Company liquidates MCC SBIC or the SBA exercises its remedies under the SBA-guaranteed debentures issued by MCC SBIC upon an event of default.

SBA regulations currently limit the amount that MCC SBIC may borrow to a maximum of $150,000 when it has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. However, because the Company has an affiliated SBIC already in operation, MCC SBIC will be limited to a maximum of $75,000 in borrowings. The SBA limits a related group of SBICs to a maximum of $225,000 in total borrowings, and our affiliate has already obtained the maximum $150,000 in SBA debentures. Monroe Capital has received an additional SBIC license that will not be a subsidiary of the Company, which could further reduce the maximum borrowing capacity of MCC SBIC in SBA debentures.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company and its subsidiary have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. As the Company had no substantive operations prior to the date of its initial public offering on October 24, 2012, the notes to the consolidated financial statements include information only for the period after October 24, 2012, unless otherwise noted.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As permitted under Regulation S-X and Accounting Standards Codification (“ASC”) Topic 946 —  Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements beginning with the commencements of the subsidiary’s operations in September 2013.

Fair Value of Financial Instruments

The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The Company believes that the carrying value of its revolving credit facility approximates the fair value.

Revenue recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income.  Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records prepayment fees and amendment fees on loans as interest income in the period received. For the years ended December 31, 2013 and 2012, interest income included $375 and $123 of prepayment and amendment fees. Dividend income is recorded as dividends when declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

Loan origination fees, original issue discount and market discount or premium is capitalized, and the Company then amortizes such amounts using the effective interest method as interest income over the life of the investment. Upfront loan origination and closing fees received for the year ended December 31, 2013 and December 31, 2012 totaled $2,752 and $1,681, respectively. For the years ended December 31, 3013 and 2012, interest income included $261 and $8 of accretion of loan origination fees, original issue discounts and market discounts or premiums. Upon the prepayment of a loan or debt security, any unamortized premium or

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

discount or loan origination fees are recorded as interest income. For the years ended December 31, 2013 and 2012, interest income included $426 and zero of unamortized discount or loan origination fees recorded as interest income upon prepayment of a loan or debt security.

The Company has investments in its portfolio that contain a payment-in-kind income (“PIK”) provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the years ended December 31, 3013 and 2012, interest income included $229 and zero of PIK interest. The Company stops accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Investment transactions are recorded on a trade-date basis. Realized gains or losses on the sales of portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Realized gains and loss are recorded within net realized gain (loss) on investments in the consolidated statements of operations. Changes in the fair value of investments from the prior period, as determined by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, are included within net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations.

Non-accrual.  Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current. During the years ended December 31, 2013 and 2012, no loans were on non-accrual status.

Partial loan sales:  The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”), when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. Changes in the fair value of secured borrowings from the prior period, as determined by the Board through the application of the Company’s valuation policy, are included as changes in unrealized appreciation (depreciation) on investment and secured borrowings in the consolidated statements of operations. See Note 6 “Secured Borrowings” for additional information.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount, if any, to be paid as a dividend, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally consist of ordinary income but may include capital gains, qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 7 regarding dividend declarations and distributions.

Earnings per Share

In accordance with the provisions of ASC Topic 260 — “Earnings per Share” (“ASC Topic 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. The weighted-average shares outstanding utilized in the calculation of earnings per share for the year ended December 31, 2013 takes into account the Company’s repurchases of its common stock on the repurchase date. See Note 9 for additional information on the Company’s stock repurchase program. For the periods presented in these consolidated financial statements, there were no potentially dilutive common shares issued.

Segments

In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with maturity dates of three months or less at the date of acquisition. The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2013 and 2012 the Company had deferred financing costs of $2,091 and $1,750, respectively. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings. Amortization of deferred financing costs for the years ended December 31, 2013 and 2012 was $479 and $86, respectively.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 2. Summary of Significant Accounting Policies  – (continued)

Offering Costs

Offering costs include, among other things, fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Offering costs are charged against the proceeds from equity offerings within the consolidated statements of changes in net assets. MC Advisors paid all offering costs associated with the Company’s initial public offering during 2012 without reimbursement from the Company. During the year ended December 31, 2013, offering costs of $667 were charged against the proceeds from equity offerings.

Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment available to RICs. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. To the extent that the Company determines that its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax, if any, calculated as 4% of the estimated excess taxable income as taxable income is earned. For the years ended December 31, 2013 and 2012 and the period ended December 31, 2011, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through December 31, 2013. The 2012 and 2011 tax years remain subject to examination by U.S. federal and state tax authorities.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (ASC Topic 946) (“ASU 2013-08”), which affects the scope, measurement and disclosure requirements for investment companies under GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. The Company does not expect ASU 2013-08 to have a material impact on the Company’s financial position or disclosures.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments

The following table shows the composition of the investment portfolio, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2013		December 31, 2012
Amortized Cost:
Unitranche loans	$95,513	46.2%	$75,198	56.6%
Senior secured loans	89,039	43.0	45,560	34.4
Junior secured loans	22,032	10.6	11,563	8.7
Equity securities	361	0.2	271	0.3
Total	$206,945	100.0%	$132,592	100.0%
Fair Value:
Unitranche loans	$96,217	46.3%	$75,487	56.9%
Senior secured loans	88,963	42.8	45,332	34.1
Junior secured loans	22,335	10.7	11,662	8.8
Equity securities	405	0.2	271	0.2
Total	$207,920	100.0%	$132,752	100.0%

The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value (with corresponding percentage of total portfolio investments). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	December 31, 2013		December 31, 2012
Amortized Cost:
West	$73,674	35.6%	$59,572	44.9%
Southeast	45,455	22.0	22,002	16.6
Mid-Atlantic	24,819	12.0	17,593	13.3
Midwest	23,043	11.1	10,294	7.8
Northeast	21,268	10.3	2,955	2.2
Southwest	16,724	8.1	20,176	15.2
International	1,962	0.9	—	—
Total	$206,945	100.0%	$132,592	100.0%
Fair Value:
West	$73,185	35.2%	$59,646	44.9%
Southeast	45,904	22.1	22,005	16.6
Mid-Atlantic	25,428	12.2	17,544	13.3
Midwest	23,507	11.2	10,295	7.8
Northeast	21,175	10.2	2,968	2.2
Southwest	16,741	8.1	20,294	15.2
International	1,980	1.0	—	—
Total	$207,920	100.0%	$132,752	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	December 31, 2013		December 31, 2012
Amortized Cost:
Healthcare & Pharmaceuticals	$30,263	14.6%	$17,452	13.2%
Services: Business	28,580	13.8	4,000	3.0
Consumer Goods: Non-durable	23,852	11.5	7,794	5.9
Consumer Goods: Durable	23,301	11.3	6,864	5.2
Retail	20,811	10.1	6,633	5.0
Media: Advertising, Printing & Publishing	17,336	8.4	14,292	10.8
Automotive	15,814	7.6	14,572	11.0
High Tech Industries	9,479	4.6	9,137	6.9
Banking, Finance, Insurance & Real Estate	7,428	3.6	5,968	4.5
Hotels, Gaming & Leisure	7,063	3.4	8,434	6.4
Energy: Oil & Gas	4,875	2.4	3,463	2.6
Capital Equipment	4,487	2.2	7,867	5.9
Telecommunications	3,714	1.8	3,840	2.9
Services: Consumer	3,036	1.5	14,937	11.2
Beverage, Food & Tobacco	2,984	1.4	—	—
Containers, Packaging & Glass	1,962	0.9	2,925	2.2
Chemicals, Plastics and Rubber	996	0.5	4,414	3.3
Construction & Building	964	0.4	—	—
Total	$206,945	100.0%	$132,592	100.0%
Fair Value:
Healthcare & Pharmaceuticals	$30,639	14.7%	$17,407	13.1%
Services: Business	28,692	13.8	4,040	3.0
Consumer Goods: Durable	23,805	11.4	6,864	5.2
Consumer Goods: Non-durable	23,404	11.3	7,554	5.9
Retail	21,161	10.2	6,633	5.0
Media: Advertising, Printing & Publishing	17,822	8.6	14,273	10.8
Automotive	15,100	7.2	14,783	11.0
High Tech Industries	9,530	4.6	9,158	6.9
Banking, Finance, Insurance & Real Estate	7,566	3.6	5,997	4.5
Hotels, Gaming & Leisure	7,198	3.4	8,434	6.4
Energy: Oil & Gas	4,875	2.3	3,500	2.6
Capital Equipment	4,271	2.1	7,978	6.0
Telecommunications	3,714	1.8	3,840	2.9
Services: Consumer	3,104	1.5	14,937	11.2
Beverage, Food & Tobacco	3,034	1.5	—	—
Containers, Packaging & Glass	1,980	1.0	2,940	2.2
Chemicals, Plastics and Rubber	1,013	0.5	4,414	3.3
Construction & Building	1,012	0.5	—	—
Total	$207,920	100.0%	$132,752	100.0%

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 3. Investments  – (continued)

For the year ended December 31, 2013, the Company had no investments that represented more than 10% of investment income.

For the year ended December 31, 2012, the Company had one portfolio company investment that represented more than 10% of investment income. This investment represented approximately 14.8% of the investment income for the period.

Note 4. Fair Value Measurements

Investments

The Company values all investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company;

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

•	the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;
•	the audit committee of the Board reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and
•	the Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, assumptions utilized in the valuation are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

The accompanying consolidated schedules of investments held by the Company consist primarily of private debt instruments (“Level 3 debt”). Management generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The current contractual interest rates on the loans range from 4.66% to 15.00% at December 31, 2013. The maturity dates on the loans outstanding at December 31, 2013 range between March 2014 and July 2021. Management evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral.

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. This evaluation will be updated quarterly for Level 3 debt instruments that are performing and are not performing, respectively, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by the Company.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, the Company prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Company considers various factors including, but not limited to, the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825 — Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. The Company will consult with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Fair Value Disclosures

The following table presents fair value measurements of investments, by major class, as of December 31, 2013, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Assets:
Unitranche loans	$—	$—	$96,217	$96,217
Senior secured loans	—	—	88,963	88,963
Junior secured loans	—	—	22,335	22,335
Equity securities	—	—	405	405
Total Assets	$—	$—	$207,920	$207,920
Secured Borrowings	$—	$—	$7,943	$7,943

The following table presents fair value measurements of investments, by major class, as of December 31, 2012, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Assets:
Unitranche loans	$—	$—	$75,487	$75,487
Senior secured loans	—	—	45,332	45,332
Junior secured loans	—	—	11,662	11,662
Equity securities	—	—	271	271
Total Assets	$—	$—	$132,752	$132,752

The following table provides a reconciliation of the beginning and ending balances for investments and secured borrowings that use Level 3 inputs for the years ended December 31, 2013 and 2012:

	Unitranche loans	Senior secured loans	Junior secured loans	Equity securities	Total Investments	Secured borrowings
Balance as of December 31, 2012	$75,487	$45,332	$11,662	$271	$132,752	$—
Net change in unrealized appreciation (depreciation) on investments	415	154	203	43	815	—
Net realized gain (loss) on investments	38	196	13	—	247	—
Purchases of investments and other adjustments to cost(1)	37,296	83,290	18,554	131	139,271	—
Proceeds from principal payments and sales on investments(2)	(17,019)	(40,009)	(8,097)	(40)	(65,165)	—
Net change in unrealized appreciation on secured borrowings	—	—	—	—	—	(54)
Proceeds from secured borrowings	—	—	—	—	—	10,000
Repayments on secured borrowings	—	—	—	—	—	(2,003)
Balance as of December 31, 2013	$96,217	$88,963	$22,335	$405	$207,920	$7,943

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

	Unitranche loans	Senior secured loans	Junior secured loans	Equity securities	Total Investments
Balance as of December 31, 2011	$—	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation) on investments	289	(229)	100	—	160
Net realized gain (loss) on investments	—	—	—	—	—
Purchases of investments and other adjustments to cost(1)	83,813	45,961	14,445	271	144,490
Proceeds from principal payments and sales of investments(2)	(8,615)	(400)	(2,883)	—	(11,898)
Balance as of December 31, 2012	$75,487	$45,332	$11,662	$271	$132,752

(1)	Include purchases of new investments, effects of refinancing and restructurings, premium and discount accretion and amortization and PIK interest.
(2)	Represent net proceeds from investments sold and principal paydowns received.

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations within net change in unrealized appreciation (depreciation) on investments and secured borrowings for the years ended December 31, 2013 and 2012, attributable to Level 3 investments still held at December 31, 2013 and 2012, was $848 and $160, respectively. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 as of the beginning of the period which the reclassifications occur. There were no transfers among Levels 1, 2 and 3 during the years ended December 31, 2013 and 2012.

Net change in unrealized appreciation (depreciation) on investments at fair value for the years ended December 31, 2013 and 2012 was $815 and $160, respectively, included within net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations. Net realized gain on investments at fair value for the years ended December 31, 2013 and 2012 was $247 and zero, respectively. Net change in unrealized appreciation on secured borrowings for the years ended December 31, 2013 and 2012 was $54 and zero, respectively, included within net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations.

Significant Unobservable Inputs

ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner. The tables below are not intended to be all-inclusive, but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2013 were as follows:

	Fair Value(1)	Valuation Technique	Unobservable Input	Mean	Range
					Minimum	Maximum
Assets:
Unitranche loans	$96,217	Market comparable companies	EBITDA multiples	7.3x	3.5x	12.3x
		Discounted cash flow	Market Yields	13.3%	8.8%	21.6%
Senior secured loans	$45,638	Market comparable companies	EBITDA multiples	7.6x	5.0x	10.5x
		Discounted cash flow	Market Yields	12.3%	6.2%	21.8%
Equity securities	$405	Market comparable companies	EBITDA multiples	9.3x	7.8x	10.0x
Liabilities:
Secured borrowings	$7,943	Discounted cash flow	Market Yields	4.4%	3.3%	6.2%

(1)	Excludes loans at fair value where a valuation (unadjusted) is obtained from a third-party pricing service.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 were as follows:

	Fair Value(1)	Valuation Technique	Unobservable Input	Mean	Range
					Minimum	Maximum
Unitranche loans	$69,460	Market comparable companies	EBITDA multiples	7.3x	5.0x	10.8x
		Discounted cash flow	Market Yields	14.1%	10.8%	19.8%
Senior secured loans	$48,410	Market comparable companies	EBITDA multiples	7.0x	4.0x	10.5x
		Discounted cash flow	Market Yields	8.9%	6.2%	19.0%
Equity securities	$271	Market comparable companies	EBITDA multiples	8.6x	8.5x	8.7x

(1)	Excludes loans at fair value where a valuation (unadjusted) is obtained from a third-party pricing service.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the portfolio company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Significant increases (decreases) in the multiple will result in an increase (decrease) in enterprise value, resulting in an increase (decrease) in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases (decreases) in the discount rate would result in a decrease (increase) in the fair value estimate of the investment. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 4. Fair Value Measurements  – (continued)

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if applicable. The Company believes that the carrying value of its revolving credit facility approximates fair value.

Note 5. Transactions with Related Parties

The Company has entered into the Investment Advisory and Management Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of the Board, provides investment advisory services to the Company. The Company pays MC Advisors a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of invested assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents) and are payable in arrears. Base management fees for the years ended December 31, 2013 and 2012 were $2,752 and $318, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

Incentive fees for years ended December 31, 2013 and 2012 were $1,544 and $6, respectively. Of the $1,544 and $6 in accrued incentive fees for the years ended December 31, 2013 and 2012, $249 and $6 related to the second part of the incentive fee (based upon net realized and unrealized gains and losses), respectively. The Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20% of the sum of net realized gains (losses) plus net unrealized appreciation (depreciation).

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 5. Transactions with Related Parties  – (continued)

The Company has entered into the Administration Agreement with Monroe Capital Management Advisors, LLC, (“MC Management”), under which the Company reimburses MC Management (subject to the review and approval of the Board) for its allocable portion of overhead and other expenses, including the costs of furnishing the Company with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and the Company’s allocable portion of the cost of the chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Amounts payable for administrative expenses covered under the Administration Agreement to MC Management in any quarter through the quarter ending December 31, 2013 were limited to the greater of (i) 0.375% of our average assets for such quarter and (ii) $375. For the years ended December 31, 2013 and 2012, the Company incurred $2,359 and $287 in administrative expenses under the Administration Agreement, respectively, of which $528 and $133, respectively, was related to MC Management overhead and salary allocation. As of December 31, 2013 and 2012, $111 and $132 of expenses were due to MC Management under this agreement and are included in accounts payable and accrued expenses on the consolidated statements of assets and liabilities.

The Company has entered into a license agreement with Monroe Capital, LLC under which Monroe Capital, LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Company will have a right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Monroe Capital” name.

Note 6. Borrowings

Credit Facility:  The Company obtained the proceeds to complete the acquisition of its initial portfolio of loans through the use of the term loan portion of the Company’s credit facility with ING Capital. LLC, as agent, which the Company entered into on October 23, 2012. On October 30, 2012, the Company repaid the secured term loan portion of the credit facility with proceeds from the Company’s initial public offering. The credit facility also contains a revolving credit facility which initially included revolving commitments of $65,000 with an accordion feature up to $100,000. On September 27, 2013, the maximum amount the Company was able to borrow under the revolving credit facility was increased to $95,000, pursuant to this accordion feature.

On December 19, 2013 the Company entered into an amendment (the “Credit Facility Amendment”) to the documents governing the Company’s revolving credit facility. The Credit Facility Amendment, among other things, (a) increased the size of the current revolving commitments under the revolving credit facility to $110,000 from $95,000, (b) expanded the accordion feature to $200,000 from $100,000 (subject to maintaining 200% asset coverage, as defined in the 1940 Act), (c) reduced pricing by 50 basis points, to LIBOR plus 3.25% per annum, with a further step-down to LIBOR plus 3.00% when equity capitalization exceeds $175,000, (d) extended the expiration of the revolving period from October 23, 2015 to December 19, 2016, during which period the Company, subject to certain conditions, may make borrowings under the facility and (e) extended the stated maturity date from October 21, 2016 to December 19, 2017.

As of December 31, 2013 and 2012, the Company had $76,000 and $55,000 outstanding, respectively, under its revolving credit facility. The revolving credit facility is secured by a lien on all of the Company’s assets, including cash on hand, but excluding the assets of the Company’s wholly-owned subsidiary, MCC SBIC. The Company’s ability to borrow under the credit facility is subject to availability under a defined borrowing base, which varies based on the Company’s portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The Company may make draws under the revolving credit facility to make or purchase additional investments through December 2016 and for

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 6. Borrowings  – (continued)

general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at the Company’s election, at an annual rate of LIBOR plus 3.25% (3.75% prior to December 19, 2013) or at a daily rate equal to 2.25% (2.75% prior to December 19, 2013) per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of the Company’s revolving credit facility borrowings (excluding debt issuance costs) for the year ended December 31, 2013 was 4.1%. The weighted average fee rate on the Company’s unused portion of the revolving credit facility for the year ended December 31, 2013 was 0.7%.

The Company’s ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits the Company to borrow up to 70% of the fair market value of its portfolio company investments depending on the type of the investment the Company holds and whether the investment is quoted. The Company’s ability to borrow is also subject to certain concentration limits, and its continued compliance with the representations, warranties and covenants given by the Company under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the Company’s maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of assets on the last day or each quarter or (b) 80% of the net proceeds to the Company from this offering plus 50% of the net proceeds of the sales of the Company’s securities after the effectiveness of the revolving credit facility; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.15 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The credit facility also requires the Company to undertake customary indemnification obligations with respect to ING Capital, LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both the Company and MC Advisors, failure to comply with financial and negative covenants, and failure to maintain the Company’s relationship with MC Advisors. If the Company incurs an event of default under the revolving credit facility and fails to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows.

The Company’s credit facility also imposes certain conditions that may limit the amount of the Company’s distributions to stockholders. Distributions payable in the Company’s common stock under the DRIP are not limited by the credit facility. Distributions in cash or property other than common stock are generally limited to 110% (125% in certain instances) of the amount of distributions required to maintain the Company’s status as a RIC. The credit facility also specifically allowed for the dividend payments made during the fourth quarter of 2013 and 2012.

Secured Borrowings:  Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 6. Borrowings  – (continued)

As of December 31, 2013, secured borrowings at fair value totaled $7,943 and the fair value of the loans that are associated with these secured borrowings was $22,701. These secured borrowings were the result of the Company’s completion of partial loan sales of three unitranche loan assets totaling $10,000 during the three months ended March 31, 2013, that did not met the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No such partial loan sales occurred during 2012 or during the remainder of the year ended December 31, 2013. During year ended December 31, 2013, repayments on secured borrowings totaled $2,003.

Note 7. Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to shareholders. The Company intends to distribute all of its investment company taxable income and capital gains annual. Accordingly, no provision for federal income tax has been made in the consolidated financial statements.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with U.S. GAAP and those differences could be material.

The following permanent differences were reclassified for tax purposes for the years ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
Increase in accumulated distributions in excess of net investment income	$1,620	$1,165
Decrease in accumulated net realized gains on investments	—	—
Decrease in capital in excess of par value	(1,620)	(1,165)

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2013, the Company does not have any capital loss carry forwards.

The following table reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
Net increase in net assets resulting from operations	$9,766	$950
Net change in unrealized (appreciation) depreciation on investments and secured borrowings	(869)	(160)
Other deductions for book in excess of deductions for tax	200	—
Total taxable income	$9,097	$790

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 7. Income Taxes  – (continued)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

	December 31, 2013	December 31, 2012
Ordinary income	$9,097	$790
Long-term capital gains	—	—
Return of capital	1,620	1,165
Total	$10,717	$1,955

For federal income tax purposes, as of December 31, 2013 and 2012, the aggregate net unrealized appreciation for all securities is $869 and $160, respectively. The aggregate cost of securities for federal income tax purposes is $206,945, and $132,592, respectively.

Note 8. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date.

The following table summarizes dividends declared during the years ended December 31, 2013 and 2012, respectively:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution		DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2012:
November 7, 2012	December 14, 2012	December 28, 2012	$0.34	$1,955		3	$—
Total dividends declared(1)			$0.34	$1,955		3	$—
Year ended December 31, 2013:
March 6, 2013	March 19, 2013	March 28, 2013	$0.34	$1,955		14,290	$215
May 31, 2013	June 14, 2013	June 28, 2013	0.34	1,959		13,679	202
August 30, 2013	September 13, 2013	September 27, 2013	0.34	3,402	(2)	—	—
December 2, 2013	December 13, 2013	December 27, 2013	0.34	3,401	(3)	—	—
Total dividends declared(1)			$1.36	$10,717		27,969	$417

(1)	Includes a return of capital for tax purposes for the years ended December 31, 2013 and 2012 of approximately $0.21 and $0.20 per share, respectively.
(2)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 23,307 shares of common stock for $308 and no new shares were issued to satisfy the DRIP requirements for this dividend.
(3)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 24,974 shares of common stock for $308 and no new shares were issued to satisfy the DRIP requirements for this dividend.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 9. Stock Issuances and Repurchases

Stock Issuances:  On October 24, 2012, the Company completed its IPO of 5,000,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Gross proceeds received from the IPO were $75,000.

On November 26, 2012, the Company’s underwriters exercised their over-allotment option of 750,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Gross proceeds received from the over-allotment option were $11,250.

On July 22, 2013, the Company completed a public offering of 4,000,000 shares of common stock, priced at $14.05 per share, before underwriting discounts and commissions. Gross proceeds received from the offering were $56,200.

On August 20, 2013, the Company’s underwriters exercised their over-allotment option of 225,000 shares of its common stock, priced at $14.05 per share, before underwriting discounts and commissions. Gross proceeds received from the over-allotment option were $3,161.

Stock Repurchases:  On November 12, 2013, the Company announced a new $7,500 stock repurchase program to be implemented over the twelve months following the announcement at the discretion of management. Pursuant to the repurchase program, the Company may acquire common stock from time to time at prevailing market prices in the open market, including through block purchases, at prices below its net asset value per share as reported in its then most recently published financial statements.

For the year ended December 31, 2013, the Company repurchased 84,803 shares of common stock in open market transactions for an aggregate cost (including transaction costs) of $1,031 with an average price per share of $12.16. As of December 31, 2013, $559 of these share repurchases were unsettled and included within payable for open trades on the consolidated balance sheets. The Company is incorporated in Maryland and under the law of that state, shares repurchased are considered retired (repurchased shares become authorized but unissued shares) rather than treasury stock. As a result, the cost of the stock repurchased is recorded as a reduction to capital in excess of par value on the consolidated statement of changes in net assets.

Note 10. Commitments and Contingencies

Commitments:  As of December 31, 2013 and 2012, the Company had $1,648 and $3,200, respectively, in outstanding commitments to fund investments under undrawn revolvers.

Indemnifications:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk:  Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Market risk:  The Company’s investments and borrowings are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 10. Commitments and Contingencies  – (continued)

Legal proceedings:  In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company is not currently aware of any such proceedings or disposition that would have a material adverse effect on the Company’s consolidated financial statements.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2013 and 2012:

	December 31, 2013	December 31, 2012
Per share data:
Net asset value at beginning of period(1)	$14.54	$15.00
Net investment income(2)	1.13	0.15
Net gain on investments and secured borrowings(2)	0.15	0.03
Net increase in net assets from operations(2)	1.28	0.18
Stockholder dividends and distributions(3)	(1.36)	(0.34)
Effect of shareholder issuance below NAV(4)	(0.54)	(0.30)
Net asset value at end of period(5)	$13.92	$14.54
Net assets at end of period	$138,092	$83,634
Shares outstanding at end of period	9,918,269	5,750,103
Per share market value at end of period	$12.20	$14.83
Total return based on market value(6)	(9.29)%	1.15%
Total return based on net asset value(7)	8.81%	1.20%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(8)	7.71%	5.00%
Ratio of interest and other debt financing expenses to average net assets(8)	2.59%	1.93%
Ratio of expenses (without incentive fees) to average net assets(8)	7.15%	5.76%
Ratio of incentive fees to average net assets(9)	1.38%	0.01%
Ratio of total expenses to average net assets(10)	8.53%	5.77%
Average debt outstanding	$42,103	$31,056
Average debt outstanding per weighted average share	$5.52	$5.40
Portfolio turnover(8)	39.77%	11.88%

(1)	December 31, 2012 data represents the initial public offering price.
(2)	Calculated using the weighted average shares outstanding during the year ended December 31, 2013 and for the period from October 24, 2012 to December 31, 2012, respectively.
(3)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. For the years ended December 31, 2013 and 2012, approximately $0.21 per share and $0.20 per share of these distributions were characterized as a tax return of capital to the Company’s stockholders.

MONROE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 11. Financial Highlights  – (continued)

(4)	Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(5)	Calculated using the shares outstanding at the end of the period.
(6)	Total return based on market value is calculated assuming a purchase of common shares at the initial public offering price on the first day and a sale at the current market value on the last day of the periods reported (January 1, 2013 to December 31, 2013 for the year ended December 31, 2013 and October 24, 2012 to December 31, 2012 for the year ended December 31, 2012). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total return based on market value does not reflect brokerage commissions. Total returns based on market value covering less than a full period are not annualized.
(7)	Total return based on net asset value is calculated by dividing the net increase in net assets from operations by the net asset value per share at the beginning of the period. This excludes the effect of share issuances below net asset value. Total return based on net asset value, including the effect of share issuance below net asset value is 5.10% and (0.80%) for the year ended December 31, 2013 and the period from October 24, 2012 to December 31, 2012, respectively. Total returns based on net asset value covering less than a full period are not annualized.
(8)	Ratios are annualized.
(9)	Ratio is not annualized.
(10)	All expenses other than incentive fees are annualized.

Note 12. Selected Quarterly Financial Data (unaudited)

	For the quarter ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012(1)
Total investment income	$6,395	$4,347	$3,752	$3,719	$1,706
Net investment income	$3,184	$2,413	$1,550	$1,503	$790
Net gain (loss) on investments and secured borrowings	$(672)	$(447)	$438	$1,797	$160
Net increase in net assets resulting from operations	$2,512	$1,966	$1,988	$3,300	$950
Net investment income per share – basic and diluted	$0.32	$0.27	$0.27	$0.26	$0.18
Net increase in net assets resulting from operations per share – basic and diluted	$0.25	$0.22	$0.34	$0.57	$0.15
Net asset value per share at period end	$13.92	$14.01	$14.78	$14.78	$14.54

(1)	The Company had no substantive operations prior to October 24, 2012, the date of its initial public offering.

Note 13. Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated subsequent events and transactions for potential recognition and/or disclosure and such disclosure is provided below and in other notes to the consolidated financial statements.

On March 7, 2014, the Board declared a quarterly dividend of $0.34 per share payable on March 28, 2014 to holders of record on March 18, 2014.

Monroe Capital Corporation

          Shares

Common Stock

Prospectus Supplement

Lead Book Running Manager

Baird

April   , 2015